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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       January 8, 1999
                                                   ----------------------------

                                Alyn Corporation
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                        000-21153      33-0709359
----------------------------------------- -------------------------------------
 (State or other jurisdiction              (Commission   (IRS Employer
    of incorporation)                      File Number)  Identification No.)

             16761 Hale Avenue, Irvine, California                  92606
-------------------------------------------------------------------------------
             (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code        (949) 475-1525
                                                      -------------------------

------------------------------------------------------------------------------
                   (Former name or former address, if changed since last report)
Item 5.  Other Events

         On January 8, 1999, the Company sold 375,000 shares of Series A Convertible Preferred Stock at a price per share of $4.00. The transaction resulted in gross proceeds to the Company of $1.5 million.

         On March 10, 1999, the Company issued a 6% Senior Exchangeable Promissory Note and warrants to purchase 135,000 shares of common stock at an exercise price of $3.0375 per share. The gross proceeds to the Company in the transaction were $3.0 million.

         On March 22, 1999, the Company sold 1,500 shares of Series B Exchangeable Preferred Stock at a price per share of $1,000 and issued warrants to purchase 65,000 shares of the Company's common stock at an exercise price of $3.82 per share. The gross proceeds to the Company in the transaction were $1.5 million.

         Attached as Exhibits to this Current Report on Form 8-K are definitive documents of the foregoing transactions.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit
Number           Description of Exhibit
   4.1           Certificate of Designation of Series A Convertible Preferred
                 Stock filed on January 8, 1999
   4.2           Warrant to Purchase Shares of Common Stock of Alyn Corporation
                 dated January 8, 1999 by and between
                 Alyn and Seaside Partners, L.P.
   4.3           6% Senior Exchangeable Promissory Note due March 10, 2002
                 issued by Alyn to Talisman Capital
                 Opportunity Fund Ltd.
   4.4           Registration Rights Agreement dated March 10, 1999 by and
                 between Alyn and Talisman Capital
                 Opportunity Fund Ltd.
   4.5           Warrant Agreement dated March 10, 1999 by and between Alyn and
                 Talisman Capital Opportunity Fund Ltd.
   4.6           Certificate of Designations, Preferences and Rights of Series
                 B Exchangeable Preferred Stock filed
                 March 18, 1999
   4.7           Registration Rights Agreement dated March 15, 1999 by and
                 between Alyn and each of the Investors
                 listed therein
   4.8           Form of Stock Purchase Warrant dated March 22, 1999 issued by
                 Alyn to each of the Investors
   10.1          Series A Convertible Preferred Stock Purchase Agreement dated
                 January 8, 1999 by and between Alyn
                 and Seaside Partners, L.P.
   10.2          Loan Agreement dated March 10, 1999 by and between Alyn and
                 Talisman Capital Opportunity Fund Ltd.
   10.3          Exchangeable Preferred Stock and Warrant Purchase Agreement
                 dated March 15, 1999 by and between
                 Alyn and each of the Investors listed therein




                                                    SIGNATURES*

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ALYN CORPORATION
                 --------------------------------------------------------------
                                            (Registrant)


--------------       ----------------------------------------------------------
   Date                                    (Signature)
                                        Richard L. Little
                                     Chief Financial Officer

Exhibit 4.1

                           CERTIFICATE OF DESIGNATION
                                       of
                      SERIES A CONVERTIBLE PREFERRED STOCK
                                       of
                                ALYN CORPORATION


                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware


                  Alyn Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), does hereby certify that, pursuant to the authority conferred on the Board of Directors of the Corporation by the Certificate of Incorporation (the "Certificate of Incorporation"), of the Corporation and in accordance with Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation adopted the following resolution establishing a series of 375,000 shares of Preferred Stock of the Corporation designated as "Series A Convertible Preferred Stock":

                  RESOLVED, that pursuant to the authority conferred on the Board of Directors of this Corporation by the Certificate of Incorporation, a series of Preferred Stock, $0.01 par value per share, of the Corporation is hereby established and created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

                  There shall be a series of Preferred Stock designated as "Series A Convertible Preferred Stock" and the number of shares constituting such series shall be 375,000, subject to adjustment as provided herein.
Such series is referred to herein as the "Series A Convertible Preferred Stock".

         1. Voting. The holders of shares of Series A Convertible Preferred Stock shall not be entitled to any vote with respect to such shares on any question or matter, except as expressly set forth herein or as required by applicable law.

         2. Dividends. Except as otherwise provided in this paragraph 2, the holders of shares of Series A Convertible Preferred Stock shall not be entitled to receive dividends. The holders of the Series A Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at the same rate as dividends (other than dividends on the Common Stock paid solely in additional shares of Common Stock, except as provided in subparagraph 5D(4)) are paid with respect to the Common Stock (treating each share of Series A Convertible Preferred Stock as being equal to the number of shares of Common Stock (including fractions of a share) into which each share of Series A Convertible Preferred Stock is then convertible).

         3.       Liquidation, Dissolution and Winding-up.

                  3A. Subject to adjustment as set forth in paragraph 3C below, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series A Convertible Preferred Stock shall be paid an amount equal to $4.00 per share (the "Original Purchase Price") (which amount shall be subject to equitable adjustment whenever there shall occur a stock split combination, reclassification or other similar event involving the Series A Convertible Preferred Stock) plus, in the case of each share, an amount equal to dividends accrued but unpaid thereon, computed to the date payment thereof is made available, before any payment shall be made to the holders of any stock ranking on liquidation junior to the Series A Convertible Preferred Stock and, in the event the Company issues Series B Convertible Preferred Stock, pari passu with any payment made to holders of the Company's Series B Convertible Preferred Stock, such amount payable with respect to one share of Series A Convertible Preferred Stock being sometimes referred to as the "Series A Liquidation Preference Payment" and with respect to all shares of Series A Convertible Preferred Stock being sometimes referred to as the
"Series A Liquidation Preference Payments." If upon any liquidation, dissolution, or winding up of the Corporation, the assets to be distributed to the holders of the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock shall be insufficient to permit payment to such stockholders of the full preferential amounts aforesaid, then all of the assets of the Corporation available for distribution to holders of the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock shall be distributed to such holders of the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock pro rata, so that each holder receives that portion of the assets available for distribution as the number of shares of Series A Convertible Preferred Stock or Series B Convertible Preferred Stock held by such holder bears to the total aggregate number of shares of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock then outstanding. For purposes hereof, the Series A Convertible Preferred Stock shall rank pari passu with the Series B Convertible Preferred Stock and the Common Stock shall rank on liquidation junior to the Series A Convertible Preferred Stock.

                  3B.  Upon any  liquidation,  dissolution  or winding up of the
Corporation, immediately after the holders of Series A Convertible Preferred Stock shall have been paid in full the Series A Liquidation Preference Payments or funds necessary for such Series A Liquidation Preference Payments shall have been set aside by the Corporation in trust for the account of holders of the
Series A Convertible Preferred Stock so as to be available for such Series A Liquidation Preference Payments, the holders of the Series A Convertible Preferred Stock shall be entitled to no further participation in the distribution of the assets of the Corporation, and the remaining assets of the Corporation legally available for distribution to its stockholders shall be distributed among the holders of other classes of securities of the Corporation in accordance with their respective terms.

                  3C. Written notice of such liquidation, dissolution or winding up, stating a payment date and the place where said payments shall be made, shall be given by mail, postage prepaid, or by telex to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of record of Series A Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The
(x) consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (except a consolidation or merger into a wholly-owned subsidiary or merger in which the Corporation is the surviving Corporation and the holders of the Corporation's voting stock outstanding immediately prior to the transaction constitute a majority of the holders of voting stock outstanding immediately following the transaction), (y) the sale or transfer by the Corporation of all or substantially all its assets, or (z) the sale or transfer by the Corporation's stockholders of more than 50% in voting power of the Corporation's capital stock, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 3.

Whenever the distributions provided for in this paragraph 3 shall be payable in property other than cash, the value of such distributions shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

         4. Restrictions. At any time when at least 25% of the shares of Series A Convertible Preferred Stock issued pursuant to the Purchase Agreement (as defined in Section 7(b) hereof) remain outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the certificate of incorporation, and in addition to any other vote required by law or the certificate of incorporation, without the written consent (which consent in the case of subparagraph (1) below may not be unreasonably withheld) of the holders of at least a majority in interest of the then outstanding shares of Series A Convertible Preferred Stock given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, the Corporation will not:

                  (1) Consent to any liquidation, dissolution or winding up of the Corporation or merge or consolidate with or into, or permit any subsidiary to merge or consolidate with or into, any other corporation, corporations, entity or entities (except a consolidation or merger into a wholly-owned subsidiary or merger in which the Corporation is the surviving corporation and the holders of the Corporation's voting stock outstanding immediately prior to the transaction constitute a majority of the holders of voting stock outstanding immediately following the transaction);

                  (2) Sell, abandon, transfer, lease or otherwise dispose of all or substantially all of its properties or assets;

                  (3) Amend, alter or repeal any provision of the Corporation's certificate of incorporation or bylaws to change the rights, preferences or privileges of the Series A Convertible Preferred Stock;

                  (4) Create or authorize the creation of any additional class or series of shares of stock unless the same ranks pari passu or junior to the Series A Convertible Preferred Stock as to dividends and the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of Series A Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks pari passu or junior to the Series A Convertible Preferred Stock as to dividends and the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create or authorize any obligation or security convertible into shares of Series A Convertible Preferred Stock or into shares of any other class or series of stock unless the same ranks pari passu or junior to the Series A Convertible Preferred Stock as to dividends and the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the certificate of incorporation or by merger, consolidation or otherwise;

                  (5) In any manner alter or change the designations or the powers, preferences or rights, privileges or the restrictions of the shares of Series A Convertible Preferred Stock so as to affect such shares adversely; or

                  (6) Purchase or redeem, or set aside any sums for the purchase or redemption of, or pay any dividend or make any distribution on, any shares of stock other than the Series A Convertible Preferred Stock, except for dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock.

         5. Conversion. The holders of shares of Series A Convertible Preferred Stock shall have the following conversion rights:

                  5A. Right to Convert. Subject to the terms and conditions of this paragraph 5, the holder of any share or shares of Series A Convertible Preferred Stock shall have the right (the "Conversion Right"), at its option, to convert any such shares of Series A Convertible Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amounts distributable on the Series A Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series A Convertible Preferred Stock so to be converted by the Original Purchase Price, plus a premium on such Original Purchase Price accruing at a rate equal to six percent (6%) per annum (the "Original Purchase Price Premium"), and (ii) dividing the result by the conversion price equal to the Original Purchase Price or in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 5, then by the conversion price as last adjusted and in effect at the date any share or shares of Series A Convertible Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Series A Conversion Price"). Notwithstanding the foregoing, the rights of any holder of any share or shares of Series A Convertible Preferred Stock to receive the Original Purchase Price Premium shall cease in the event the average of the closing prices of the Common Stock on the Nasdaq National Market (or such other quotation system or securities exchange upon which the Corporation's Common Stock is then traded) as reported by the Nasdaq National Market for any consecutive 25-trading day period following the Anniversary Date (as defined in the Purchase Agreement) is at least 1.45 times greater than the Original Purchase Price. The foregoing sentence shall not affect the Original Purchase Price Premium accrued by any holder of any share or shares of Series A Convertible Preferred Stock prior to the expiration of such consecutive 25-trading day period. Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series A Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series A Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                  5B. Issuance of Certificates; Time Conversion Effected. Subject to the limitations in paragraph 5P, promptly after the receipt of the written notice referred to in paragraph 5A and surrender of the certificate or certificates for the share or shares of Series A Convertible Preferred Stock to be converted, but in no event later than five (5) trading days following the Conversion Date (as defined below), the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series A Convertible Preferred Stock. In the event the limitations in paragraph 5P do not apply and the Corporation fails to deliver the proper documentation to the Corporation's transfer agent such that the transfer agent may deliver to the holder such shares of Common Stock within such 5-trading day period, the Corporation shall be obligated to pay to the holder a late payment fee of (i) $10,000 per day for each of the first five (5) trading days following the specified date of delivery and (ii) $20,000 per day thereafter. To the extent permitted by law, such conversion shall be deemed to have been effected and the Series A Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid (the "Conversion Date"), and at such time the rights of the holder of such share or shares of Series A Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                  5C. Fractional Shares; Partial Conversion. No fractional shares shall be issued upon conversion of Series A Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. In case the number of shares of Series A Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to paragraph 5A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series A Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this paragraph 5C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series A Convertible Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in reference to the closing price of the Corporation's Common Stock on the Nasdaq National Market on the Conversion Date, and based upon the aggregate number of shares of Series A Convertible Preferred Stock surrendered by any one holder for conversion into Common Stock.

                  5D. Adjustment of Series A Conversion Price Upon Issuance of Common Stock. Except as provided in paragraphs 5F and 5G, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 5D(1) through 5D(7), deemed to have been issued or sold, any shares of Common Stock for a consideration per share less than the Series A Conversion Price in effect immediately prior to the time of such issue or sale, (such number being appropriately adjusted to reflect the occurrence of any event described in paragraph 5G), then, forthwith upon such issue or sale, the Series A Conversion Price shall be reduced to the price determined by dividing (i) the aggregate consideration received by the Corporation upon such issue or sale by (ii) the total number of shares of Common Stock issued upon such issue or sale. The provisions of this paragraph 5D may be waived in any instance, without a meeting, prospectively or retroactively, by the holders of Series A Convertible Preferred Stock by obtaining the approval of the holders of Series A Convertible Preferred Stock in the manner prescribed by paragraph 4.

                  For purposes of this paragraph 5D, the following subparagraphs 5D(1) to 5D(7) shall also be applicable:

                  5D(1) Issuance of Rights or Options. Except for the Reserved Shares, in case at any time after the Closing Date (as defined in the Purchase Agreement) the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Series A Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 5D(3), no adjustment of the Series A Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                  5D(2) Issuance of Convertible Securities. Except for the Reserved Shares, in case at any time after the Closing Date (as defined in the Purchase Agreement) the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Series A Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 5D(3), no adjustment of the Series A Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Series A Conversion Price have been or are to be made pursuant to other provisions of this paragraph 5D, no further adjustment of the Series A Conversion Price shall be made by reason of such issue or sale.

                  5D(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 5D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 5D(1) or 5D(2), or the rate at which Convertible Securities referred to in subparagraph 5D(1) or 5D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Series A Conversion Price in effect at the time of such event shall forthwith be readjusted to the Series A Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Series A Conversion Price then in effect hereunder is thereby reduced; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Series A Conversion Price then in effect hereunder shall forthwith be increased to the Series A Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                  5D(4) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for the issue of stock dividends or distributions upon the outstanding Common Stock for which adjustment is made pursuant to paragraph 5G), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration and the Series A Conversion Price then in effect shall be appropriately decreased so that the number of shares of Common Stock issuable upon conversion of each share of Series A Convertible Preferred Stock shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding.

                  5D(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                  5D(6) Record Date. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  5D(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this paragraph 5D.

                  5E. Adjustment of Series A Conversion Price to Conversion Date Price. In the event the average of the closing prices of the Common Stock on the Nasdaq National Market (or such other quotation system or securities exchange upon which the Corporation's Common Stock is then traded) as reported by the Nasdaq Stock Market for the consecutive 25-trading day period immediately preceding the Conversion Date (the "Conversion Date Price") is less than the then existing Series A Conversion Price, the Series A Conversion Price shall be immediately adjusted to equal the Conversion Date Price, provided, however, that in no event shall the Conversion Date Price be deemed to be less than fifty percent (50%) of the Original Purchase Price.

                  5F. Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Series A Conversion Price in the case of the issuance of
(i) shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock and (ii) Reserved Shares.

                  5G. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Series A Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Series A Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                  5H. Reorganization or Reclassification. If any capital reorganization, reclassification, recapitalization, consolidation, merger, sale of all or substantially all of the Corporation's assets or other similar transaction (any such transaction being referred to herein as an "Organic Change") shall be effected in such a way that holders of Common Stock shall be entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such Organic Change, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series A Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of or in addition to, as the case may be, the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series A Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such Organic Change not taken place, and in any case of a reorganization or reclassification only appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Series A Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  5I. Notice of Adjustment. Upon any adjustment of the Series A Conversion Price, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, or by facsimile transmission to non-U.S. residents, addressed to each holder of shares of Series A Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Series A Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

                  5J.      Other Notices.  In case at any time:

                  (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                  (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                  (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

                  (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by facsimile transmission to non-U.S. residents, addressed to each holder of any shares of Series A Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

                  5K. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series A Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series A Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Series A Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed.

                  5L. No Reissuance of Series A Convertible Preferred Stock. Shares of Series A Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

                  5M. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series A Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series A Convertible Preferred Stock which is being converted.

                  5N. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

                  5O. Definition of Common Stock. As used in this paragraph 5, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $0.001 per share, as constituted on the date of filing of these terms of the Series A Convertible Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series A Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in paragraph 5H.

                  5P.      Limitations on Conversion.

                  (a) The holder of any share or shares of Series A Convertible Preferred Stock shall not be entitled to exercise the Conversion Right set forth in paragraph 5A prior to the Anniversary Date, provided, however, that the foregoing restriction shall not be applicable if any of the following events occurs:

                           (i) a public announcement of a Change of Control (as defined in paragraph 7(a) hereof); or

                           (ii) a material  adverse change in the  Corporation's
                  business,    properties,    operations,    earnings,   assets,
                  liabilities or financial condition.

                  (b) The aggregate number of shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock (in the event such series is issued) and the Warrants (as defined in the Purchase Agreement) shall not exceed 19.9% of the Corporation's issued and outstanding capital stock as of the Closing Date (as defined in the Purchase Agreement) without first obtaining stockholder approval as required by NASD Rule 4460(i).

                  5Q. Mandatory Conversion. All outstanding shares of Series A Convertible Preferred Stock shall automatically convert to shares of Common Stock on the third anniversary of the Closing Date (as defined in the Purchase Agreement).

         6.       Right of First Refusal.

                  (a) Subject to paragraph 6(e), for so long as any shares of Series A Convertible Preferred Stock remain outstanding, the Corporation shall not issue, sell or exchange, agree to issue, sell or exchange, in any case whether from treasury shares, from the issuance of authorized but unissued shares or otherwise, any (i) shares of Common Stock, (ii) any Convertible Securities, or (iii) any Options unless, in each case, the Corporation shall have first offered to sell to each Eligible Purchaser (as defined in subparagraph (f) below) such Eligible Purchaser's Proportionate Percentage (as defined in subparagraph (f) below) of such securities (the "Offered Securities") at a unit price and on such other terms as shall have been specified by the Corporation in a written offer delivered to such Eligible Purchasers (the "Offer"), which Offer by its terms shall remain open and irrevocable for a period of 10 days from the date it is delivered by the Corporation to the Eligible Purchasers.

                  (b) Notice of each Eligible Purchaser's intention to accept an Offer made pursuant to subparagraph (a) above shall be evidenced by a writing (the "Notice of Acceptance") signed by such Eligible Purchaser and delivered to the Corporation prior to the end of the 10-day period of such Offer, setting forth the portion of the Offered Securities which such Eligible Purchaser elects to purchase. If any Eligible Purchaser fails to subscribe for all of its Proportionate Percentage of the Offered Securities to be sold, the participating Eligible Purchasers shall be entitled to purchase the balance of that Eligible Purchaser's Proportionate Percentage in the same proportion in which they were first entitled to purchase the Offered Securities (excluding for purposes of the computation of such proportions such Eligible Purchasers subscribing for less than their respective Proportionate Percentages). The Corporation shall by written notice notify each Eligible Purchaser five (5) days following the expiration of the 10-day period described above of the amount of Offered Securities which each Eligible Purchaser may purchase pursuant to the foregoing sentence and each Eligible Purchaser shall then have five (5) additional days from the delivery of such notice to indicate such additional amount, if any, that such Eligible Purchaser wishes to purchase. This process shall be repeated until one or more such Eligible Purchasers have agreed, or no one or more such Eligible Purchasers have agreed, to accept the Offer with respect to all of the Offered Securities.

                  (c) In the event that Notices of Acceptance are not given by the Eligible Purchasers in respect of all of the Offered Securities, the Corporation shall have ninety (90) days from the expiration of the later of the foregoing 10 or 5 day period, whichever is applicable, to sell or enter into an agreement to sell all or any part of the Offered Securities as to which a Notice of Acceptance has not been given by the Eligible Purchasers (the "Refused Securities") to any other person or persons, on terms and conditions, including, without limitation, unit price, which are no more favorable to such other person or persons or less favorable to the Corporation and the Eligible Purchasers which have given Notices of Acceptance than those set forth in the Offer. Upon the closing of the sale of the Refused Securities, each applicable Eligible Purchaser shall purchase from the Corporation, and the Corporation shall sell to each applicable Eligible Purchaser, the Offered Securities in respect of which a Notice of Acceptance was delivered to the Corporation by such Eligible Purchaser, on the terms specified in the Offer.

                  (d) Any Offered Securities not purchased by the Eligible Purchasers or other person or persons in accordance with subparagraph (c) above may not be sold or otherwise disposed of until they are again offered to the Eligible Purchasers under the procedures specified in subparagraphs (a), (b) and
(c) hereof.

                  (e) The rights of the Eligible Purchasers under this provision shall not apply to the following securities (the "Excluded Securities"):

                                    (i)     Reserved Shares;

                                    (ii)  shares  of  Common  Stock  issued as a
                  stock dividend or upon any subdivision or combination of shares of Common Stock;

                                    (iii) shares of Common Stock issued upon the
                  conversion of the Series A Convertible Preferred Stock;

                                    (iv) securities of the Corporation issued in
                  connection with the acquisition of all or part of another entity or in connection with a joint venture or such other strategic investment; and

                                    (v)  securities  of  the  Corporation  to be
                  offered and sold to the public through underwriters pursuant to a registration statement under the Securities Act of 1933, as amended.

                  (f) For purposes hereof, the following terms shall have the following respective meanings:

                                    (i)     "Eligible   Purchasers"   shall
                  mean any and all holders of shares of Series A Convertible Preferred Stock; and

                                    (ii) "Proportionate  Percentage" shall mean,
                  as to an Eligible Purchaser, that percentage which expresses the ratio which (x) the number of outstanding shares of Series A Convertible Preferred Stock then beneficially owned by such Eligible Purchaser bears to (y) the then aggregate number of outstanding shares of Series A Convertible Preferred Stock.

         7. Definitions. As used herein, the following terms shall have the following meanings:

                  (a) The term Change of Control shall mean (i) any transaction or series of transactions (including, without limitation, a tender offer, merger or consolidation) the result of which is that any "person" or "group" (within the meaning of sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), becomes the "beneficial" owners (as defined in rule 13(d)(3) under the Securities Exchange Act of 1934) of more than 50 percent (50%) of the total aggregate voting power of all classes of the voting stock of the Corporation and/or warrants or options to acquire such voting stock, calculated on a fully diluted basis, or (ii) a sale of assets constituting all or substantially all of the assets of the Corporation (determined on a consolidated basis).

                           (b)      The term "Purchase  Agreement"  shall mean
the Series A Convertible Preferred Stock Purchase Agreement to be entered into on or about the date this Certificate of Designation becomes effective by and between the Corporation and Seaside Partners, L.P.

                           (c) The term  "Reserved  Shares" shall mean shares of
Common Stock reserved by the
Corporation from time to time for (i) the exercise of options to purchase 3 Common Stock granted to employees, consultants or non-employee directors of the Corporation, not to exceed in the aggregate 1,000,000 shares of Common Stock, (ii) 5,000 shares of Common Stock reserved for issuance under an employee stock grant program, (iii) 211,000 shares of Common Stock reserved for issuance upon exercise of certain outstanding warrants, (iv) up to 120,000 shares of Common Stock reserved for issuance upon exercise of certain contingent warrants issued on the Closing Date (as defined in the Purchase Agreement) to Seaside Partners, L.P., (v) 1,400,000 shares of Preferred Stock issuable in connection with any Series B Convertible Preferred Stock and shares of Common Stock reserved for issuance upon conversion of the Series B Convertible Preferred Stock, and (vi) up to 22,000 shares of Common Stock issuable in connection with warrants and other stock rights granted in any Series B Convertible Preferred Stock transaction. All of the foregoing are subject to adjustment to reflect an event described in paragraph 5G hereof.

                               * * * * * * * * * *


         IN WITNESS WHEREOF, Alyn Corporation, has caused this certificate to be signed on its behalf by Steven S. Price, its President and Chief Executive Officer, this 8th day of January, 1999.



                                ALYN CORPORATION



                                           By:_______________________________
                                                 Steven S. Price, President and
                                                    Chief Executive Officer

ATTEST:



------------------------------
Richard Little, Secretary

Exhibit 4.2

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR UNDER ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR SUCH LAWS AND THE RULES AND REGULATIONS THEREUNDER.


                      WARRANT TO PURCHASE SHARES OF COMMON
                            STOCK OF ALYN CORPORATION

                             Dated: January 8, 2000


         This certifies that Seaside Partners, L.P. (the "Holder"), for value received, is entitled, subject to the terms set forth below, to purchase from ALYN CORPORATION, a Delaware corporation (the "Company"), [ ] ([ ]) fully paid and nonassessable shares (the "Warrant Shares") of the Company's Common Stock, par value $0.001 per share (the "Stock"), at a price of $[ ] per share (the "Stock Purchase Price") at any time but not earlier than the Commencement Date (as defined below) or later than 5:00 p.m. (New York Time) on the Expiration Date (as defined below), upon surrender to the Company at its principal office at 16761 Hale Avenue, Irvine, California, 92606, Attention: Chief Financial Officer (or at such other location as the Company may advise Holder in writing) of this Warrant properly endorsed with the form of Exercise Notice attached hereto duly completed and signed upon payment in cash, certified check or wire transfer of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of Warrant Shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant and are further subject to the limitations of Section 13 of this Warrant. This Warrant and all rights hereunder, to the extent not exercised in the manner set forth herein shall terminate and become null and void on the Expiration Date (as defined below). "Commencement Date" shall mean the date of this Warrant. "Expiration Date" shall mean the fifth anniversary of the Commencement Date.

         This Warrant is subject to the following terms and conditions:

         1.           Exercise; Issuance of Certificates; Payment for Warrant
Shares.

                      (a) This Warrant is exercisable by payment of the Stock Purchase Price by cash payment, certified check or wire transfer, in the manner set forth above at the option of Holder at any time but not earlier than the Commencement Date or later than 5:00 p.m. (New York Time) on the Expiration Date for all or a portion of the shares of Stock subject to this Warrant. The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares (unless the Conversion Right is exercised). Subject to the provisions of Section 2, certificates for the Warrant Shares so purchased shall be delivered to Holder by the Company's transfer agent at the Company's expense within five (5) trading days of the date this Warrant shall have been surrendered and payment made for such Warrant Shares (unless the Conversion Right (as defined in Section 1(b) below) is exercised). The stock certificate(s) so delivered shall be in such denominations of Stock requested by the Holder and shall be registered in the name of the Holder or such other name as shall be designated by the Holder, subject to the limitations contained in Section 2. If, upon exercise of this Warrant, fewer than all of the shares of Stock evidenced by this Warrant are purchased prior to the Expiration Date of this Warrant, one or more new warrants substantially in the form of, and on the terms in, this Warrant will be issued for the remaining number of shares of Stock not purchased upon exercise of this Warrant.

                      (b) Subject to the mutual agreement of the Company and the Holder, in lieu of the payment of the Stock Purchase Price, the Holder may request that the Company to convert this Warrant into shares of Stock (the "Conversion Right") as provided for in this Section 1(b). Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any of the Stock Purchase Price) that number of shares of Stock equal to the quotient obtained by dividing (x) the value of the Warrant on the date the Conversion Right is exercised (determined by subtracting the aggregate Stock Purchase Price in effect immediately prior to the exercise of the Conversion Right from the aggregate Market Value (as defined in Section 1(d) below), for the Warrant
Shares immediately prior to the exercise of the Conversion Right), by (y) the Market Value.

                      (c) The Conversion Right may be exercised by the Holder by delivering the Warrant Certificate with a duly executed Exercise Notice in the form attached hereto with the conversion section completed to the Company.

                      (d) For the sole purpose of determining the number of Warrant Shares which shall be delivered to the Holder by the Company pursuant to the Conversion Right as set forth in Section 1(b) above, Market Value shall mean the closing price of a share of the Stock as listed on the Nasdaq National Market (or such other exchange or quotation system on which the Stock may then be listed) on the date of exercise of such Conversion Right, or in the event the Stock is not then publicly traded, the Market Value shall be determined in good faith by the Company and the Holder. In the event the parties are unable to agree upon the Market Value within thirty (30) days of the date of exercise of the Conversion Right, the Market Value shall be determined by a nationally recognized investment banking firm by lot from two (2) investment banking firms chosen by the Company and two (2) investment banking firms chosen by the Holder, none of which shall have been engaged by either party within five (5) years prior to the date of selection.

         2. Shares to Be Fully Paid; Reservation of Shares. The Company covenants and agrees that the Warrant Shares will, upon issuance, be duly authorized (subject to the limitations of Section 13 below), validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes (other than income taxes which may be applicable to Holder), liens and charges with respect to the issue thereof. The Company covenants (subject to the limitations of Section 13 below) that it will reserve and keep available a sufficient number of shares of its authorized but unissued Stock for such exercise. The Company will take all such reasonable action as may be necessary to assure that such shares of Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or automated quotation system upon which the Stock may be listed.

         3. Adjustment of Stock Purchase Price and Number of Shares. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3.

         3.1 Subdivision or Combination of Stock and Stock Dividend. In case the Company shall at any time subdivide its outstanding shares of Stock into a greater number of shares or declare a dividend upon its Stock payable solely in shares of Stock, the Stock Purchase Price in effect immediately prior to such subdivision or declaration shall be proportionately reduced, and the number of shares issuable upon exercise of the Warrant shall be proportionately increased. Conversely, in case the outstanding shares of Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased, and the number of shares issuable upon exercise of the Warrant shall be proportionately reduced.

         3.2 Anti-Dilution Protection. If at any time after the Commencement Date and prior to the exercise of this Warrant in full, the Company shall issue or sell any Common Stock or securities (the "Additional Securities") convertible into Common Stock for consideration per share (the "Adjusted Per Share Price") (in cash, property or other assets) less than the Stock Purchase Price on the date of such issuance or sale of the Additional Securities (other than the issuance of any options or warrants issued as of the date hereof and any stock options or stock grants under the Company's 1996 Stock Incentive Plan), the Stock Purchase Price in effect immediately prior to such issuance or sale shall be reduced to the Adjusted Per Share Price, and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased such that the aggregate number of Warrant Shares issuable under this Warrant multiplied by the Adjusted Per Share Price shall equal $[ ], adjusted for any prior exercises. The anti-dilution protection contained herein shall not be applicable to any shares already outstanding pursuant to an exercise of this Warrant.

         3.3 Notice of Adjustment. Promptly after adjustment of the Stock Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the Holder at the address of such Holder as shown on the books of the Company. The notice shall be signed by an authorized officer of the Company and shall state the effective date of the adjustment and the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         3.4          Other Notices.  If at any time:
                      -------------

                      (a) the Company shall declare any cash dividend upon its Stock;

                      (b) the Company shall declare any dividend upon its Stock payable in stock (other than a dividend payable solely in shares of Stock) or make any special dividend or other distribution to the holders of its Stock;

                      (c) there shall be any consolidation or merger of the Company with another corporation, or a sale of all or substantially all of the Company's assets to another corporation; or

                      (d)         there  shall  be  a  voluntary  or
involuntary   dissolution,   liquidation  or winding-up of the Company;

then, in any one or more of said cases, the Company shall give, by certified or registered mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, (i) at least 10 days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such dissolution, liquidation or winding-up, (ii) at least 10 days prior written notice of the date on which the books of the Company shall close or a record shall be taken for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger or sale, and (iii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least 10 days written notice of the date when the same shall take place. Any notice given in accordance with clause (i) above shall also specify, in the case of any such dividend, distribution or option rights, the date on which the holders of Stock shall be entitled thereto. Any notice given in accordance with clause (iii) above shall also specify the date on which the holders of Stock shall be entitled to exchange their Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be.

         3.5 Changes in Stock. In case at any time prior to the Expiration Date, the Company shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets or recapitalization of the Stock) in which the previously outstanding Stock shall be changed into or exchanged for different securities of the Company or common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or the Company shall make a distribution on its shares, other than regular cash dividends on its outstanding stock, or any combination of any of the foregoing (each such transaction being herein called the "Transaction" and the date of consummation of the Transaction being herein called the "Consummation Date"), then, as a condition of the consummation of the Transaction, lawful and adequate provisions shall be made so that each Holder, upon the exercise hereof at any time on or after the Consummation Date, shall be entitled to receive, and this Warrant shall thereafter represent the right to receive, in lieu of the Stock issuable upon such exercise prior to the Consummation Date, the highest amount of securities or other property to which such Holder would actually have been entitled as a stockholder upon the consummation of the Transaction if such Holder had exercised such Warrant immediately prior thereto. The provisions of this Section 3.5 shall similarly apply to successive Transactions.

         4.           Investment Representations.

                      By receipt of this Warrant, and by its execution of the Exercise Notice, the Holder represents to the Company the following:

                      (a) the Holder understands that this Warrant and any Stock purchased upon its exercise are securities, the issuance of which requires compliance with federal and state securities laws;

                      (b) the Holder is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire this Warrant;

                      (c) the Holder is acquiring this Warrant for investment for the Holder's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Act");

                      (d)         the  Holder   acknowledges  and  understands
that  the  securities   constitute "restricted  securities" under the Act and
must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available; and

                      (e) the Holder has no intention to engage in, or has any agreement to engage in, any hedging transactions (including, but not limited to, short sales, put and call options, cashless collar transactions or other forms of derivative security transactions) with respect to the Stock.

         5. Issue Tax. The issuance of certificates for shares of Stock upon the exercise of the Warrant shall be made without charge to the holder of the Warrant for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then holder of the Warrant being exercised.

         6. No Voting or Dividend Rights; Limitation of Liability. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company. In addition, if the Holder of the Warrant does not exercise this Warrant or convert this Warrant pursuant to Section 1(b) above prior to the occurrence of an event described above, except as provided in Sections 3.1 and 3.5, the Holder shall not be entitled to receive the benefits accruing to existing holders of the Stock pursuant to such event. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a stockholder of the Company whether such liability is asserted by the Company or by its creditors.

         7. Restrictions on Transferability of Securities; Compliance With Securities Act.

         7.1 Restrictions on Transferability. This Warrant and the Warrant Shares shall not be transferable in the absence of the effectiveness of a registration statement with respect to such securities under the Act, or an exemption therefrom. This Warrant and the Warrant Shares may be transferred in any manner in compliance with applicable law.

         7.2 Restrictive Legend. In the absence of the effectiveness of registration under the Act or an exemption therefrom as contemplated by Section 7.1, each certificate representing the Warrant Shares or any other securities issued in respect of the Warrant Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

                      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), NOR UNDER ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR SUCH LAWS AND THE RULES AND REGULATIONS THEREUNDER.

         8. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         9. Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant.

         10. Descriptive Headings and Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware without reference to the principles of conflicts of laws.

         11. Lost Warrants or Stock Certificates. The Company represents and warrants to Holder that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant or stock certificate representing the Warrant Shares and in the case of any such loss, theft, destruction or mutilation, upon receipt of an indemnity and, if requested, bond reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant or stock certificate, the Company at its expense will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

         12. Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share pay the holder entitled to such fraction a sum in cash equal to the fair market value of any such fractional interest as it shall appear on the public market, or if there is no public market for such shares, then as shall be reasonably determined by the Company.

         13. Limitation on Shares Issuable. In no event shall the aggregate number of shares of Stock which the Company is obligated to issue (i) upon exercise of this Warrant, (ii) upon conversion of any shares of the Company's convertible preferred stock held by the Holder, and (iii) upon conversion of any shares of the Company's Series B Convertible Preferred Stock (in the event such series is issued) exceed 19.9% of the Company's issued and outstanding capital stock as of January 8, 1999; provided, however, that the limitations of this
Section 13 may be removed upon stockholder approval in accordance with NASD Rule 4460(i).

                                     *******

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer, thereunto duly authorized as of the date first written above.

                                ALYN CORPORATION


     By:
     Name:
     Title:

                                               FORM OF EXERCISE NOTICE

                                             (To be signed and delivered
                                              upon exercise of Warrant)


ALYN CORPORATION
16761 Hale Avenue
Irvine, California 92606
Attention:  President


         The undersigned, the holder of the within Warrant (Warrant Certificate Number __________), hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _________ shares of Common Stock, par value $0.001 per share (the "Stock"), of ALYN CORPORATION (the "Company"), and subject to the following paragraph, herewith makes payment of
                                     Dollars  ($  ) therefor and requests that
------------------------------------
the   certificates for such shares be issued in the name of, and delivered  to, whose address  is
                                                                .
                 -----------------------------------------------

         The undersigned does/does not (circle one) request the exercise of the within Warrant pursuant to the cashless exercise right set forth in Section 1(b) of the Warrant.


DATED:
                      ------------------------------------


                 (Signature  must  conform in all  respects to name of
                   holder as specified on the face of the Warrant)

                      ------------------------------------



                      ------------------------------------

                                 (Address)

Exhibit 4.3

                                    EXHIBIT A
                                       TO
                                 LOAN AGREEMENT



THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL AND FROM ATTORNEYS REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

 No. 1 Date:                                                     March 10, 1999


                                ALYN CORPORATION


          6.00% SENIOR EXCHANGEABLE PROMISSORY NOTE DUE MARCH 10, 2002



-------------------------------------------------------------------------------


         FOR VALUE RECEIVED, ALYN CORPORATION, a Delaware Corporation (the "Company") hereby promises to pay to TALISMAN CAPITAL OPPORTUNITY FUND LTD. (the "Noteholder" or "Lender"), having a management address at 16101 La Grande Drive, Suite 100, Little Rock, Arkansas, 72223 (the "Noteholder"), or its registered assigns, on or before March 10, 2002 (the "Maturity Date"), the principal sum of Three Million US Dollars (US$3,000,000.00) and to pay interest from the date hereof on the principal sum remaining unpaid at the rate of 6.00% per annum based on a 360-day year, such interest to accrue from the date hereof and to be payable either semiannually or upon Exchange of the Note into $0.001 par value common stock of the Company (hereinafter the "Common Stock" or the "Common Shares"), to and until the whole amount of principal hereof shall be paid. Principal and interest shall be payable in lawful money of the United States of America at the principal office of the Noteholder or at such other place as the registered Noteholder may designate from time to time in writing to the Company.

1. NOTE ISSUANCE AND RANKING. This 6.00% Senior Exchangeable Promissory Note (the "Note") is issued pursuant to the Loan Agreement, dated as of the date hereof, between the Company and the Lender (the "Loan Agreement"), and the Lender is entitled to the benefits of this Note and the Loan Agreement and may enforce the Agreements of the Company contained herein, and elsewhere in documents related to this Note and the Loan Agreement, and exercise the remedies provided for hereby and thereby or otherwise available in respect hereto and thereto. Capitalized terms used herein, if not expressly defined herein, shall have the meaning ascribed to such terms as provided in the Loan Agreement or related documents. The Note shall be shall be subordinated to the extent specified in Exhibit 1 attached hereto and incorporated herein and therein, and entitled to the benefits provided herein and therein. Furthermore, simultaneously with, or subsequent to, the creation of the Company's obligation under this Note, the Company shall not incur any future indebtedness which specifically ranks senior, or pari passu, to the Note without the express written consent and release by the Lender.

2. INTEREST. The Company promises to pay interest on the principal amount of this Note at the rate of 6.00% per annum. Interest shall be payable semi-annually and may be paid at the option of the Noteholder, either: (i) in cash denominated in US dollars, within five- (5) business days of the Interest Payment Due Date, or (ii) by issuing additional Promissory Notes of like tenor to this Note, dated the date of such interest payment date and in the principal amount of the interest then payable, otherwise referred to as "payment in kind". If all or any portion of the principal amount of this Note is Exchanged (as defined in Section 3 below) for Common Shares, at the Noteholder's option, the accrued and unpaid interest due on such portion of the principal amount being exchanged may either be (i) received in cash up and until the Exchange Date as determined in Section 3(d) herein or (ii) combined with the principal amount being exchanged for purposes of determining the Exchange Amount as defined in
Section 3(b) herein. Notwithstanding the foregoing provisions of this Section 2, upon the occurrence of, and during the continuance of, an Event of Default, the unpaid principal of and accrued and unpaid interest on this Note shall bear interest, from the date of the occurrence of the Event of Default until such date as the Event of Default is cured by the Company or waived by the Noteholder, payable monthly within five (5) business days of the calendar month-end in immediately available funds, at a rate equal to the rate otherwise in effect pursuant to this Section 2, plus an additional 14.00% per annum (the "Default Interest Rate"). The Interest Payment Due Date shall be on September 15 and March 15 of each year.


3. NOTE EXCHANGE. Subject to the limitation set forth at Section 3(l) herein, each Noteholder shall have the right to Exchange all or any portion of this Note, for such number of fully paid, validly issued and nonassessable shares of Common Stock, free and clear of any liens, claims or encumbrances, pursuant to this Section 3 and its relevant subsections. The number of the Company's Common Shares to be received by the Noteholder upon an Exchange (the "Exchange Shares") shall be determined by dividing (i) the Exchange Amount, as determined in
Section 3(b) herein, of the Note tendered for Exchange by (ii) the Exchange Price, as determined in Section 3(a) herein, in effect on the Exchange Date, as determined in Section 3(c) herein, (such act herein referred to as an "Exchange").

(a) Determination of Exchange Price. For One Hundred and Fifty (150) calendar days subsequent to the Closing Date, the Exchange Price per share of Common Stock of the Company shall be $3.645 per share, which equals 120% of the five (5) day average closing bid price of the Company's Common Shares for the five (5) trading days immediately preceding Closing Date (the "Closing Price"). Subsequent to the 150th day and thereafter, the Exchange Price shall be, at the Lender's sole discretion, either: (i) the Closing Price, as defined above, or (ii) the "Market Price", defined as the arithmetic average of any three (3) closing bid prices as reported by Bloomberg L.P., for the 22 trading days immediately preceding the Exchange Date, reduced by the following applicable percentage: (A) 151 through 180 calendar days subsequent to the Closing Date - 8.00%; (B) 181 though 270 calendar days subsequent to the Closing Date - 12.00%; and (C) 271 calendar days subsequent to the Closing Date and thereafter - 15.00%.

(b) Exchange Amount. The principal amount of the Note so tendered for Exchange or Called for Prepayment, plus any and all accrued and unpaid interest on the principal portion of the Note so tendered for Exchange or Called for Prepayment, plus the total amount of all unpaid liquidated damages and penalties, due up and until the Exchange Date, as determined in Section 3(c) herein, or the Prepayment Date, as defined in Section 4(a) herein, referred to together herein as the "Exchange Amount".

(c)  Exchange  Notice.  In order to effect the Exchange of all or part of the Note, the Noteholder  shall issue
     --------------------------
     a Notice of Exchange substantially in the form attached hereto (the "Notice of Exchange" or the "Exchange Notice"), which may be sent via facsimile or express mail, along with the subsequent surrender of the Note to the Company within five (5) business days, if the Note is not already in possession of the Company. Failure to deliver the Note within the five (5) business day period shall render the Exchange Notice null and void; provided, however, that the Exchange Notice shall remain effective in the event of loss or destruction of the Note and Noteholder provides appropriate affidavit of such lost or destroyed Note, indemnity for such lost or destroyed Note and any appropriate opinion of counsel requested by the Company. The Notice of Exchange pertaining to any portion of the Note may be tendered for Exchange up to 12:00 p.m. Central Standard Time and is deemed to have been tendered and in effect on that particular date (the "Exchange Date"), upon confirmation of facsimile being sent to the Company. To the extent that any portion of the Note is Exchanged, the rights of the Noteholder with respect to such portion of the Note shall cease and the Noteholder shall be deemed to have become the holder of record of the Exchange Shares represented thereby. In the event that the Company is unable to honor a Notice of Exchange, the Lender's rights as a Noteholder shall automatically revert as if a Notice of Exchange had not be tendered by the Lender. The reversion of the Noteholder's rights in no way relieves the Company of its obligation to honor a properly tendered Notice of Exchange, nor does reversion of the Noteholder's rights in any way or manner impair the Lender's rights granted and agreed to hereunder, or in the Loan Agreement. No fractional Common shares shall be issued upon Exchange of the Note. In lieu of any fractional share to which the Noteholder would otherwise be entitled, the Company shall round up to the nearest whole Common Share. In the case of a dispute as to the calculation of the Exchange Price, the Noteholder's calculation shall be deemed conclusive absent manifest error.

(d) Share Delivery. Within seven (7) business days after the Exchange Date, the Company will deliver, either via Express Mail or DTC/DWAC electronic transfer to the Noteholder: (i) a certificate or certificates representing the number of Exchange Shares issuable by reason of Exchange in the name of the Noteholder and in such denomination or denominations as the Noteholder has specified; and (ii) a new Note representing any principal balance which was not Exchanged into Exchange Shares in connection with such Exchange.

(e)  Timely Share Issuance.  The issuance of certificates  for Exchange
     Shares will be delivered by the Company
     to the Noteholder within seven (7) business days of the Exchange Date and will be made without charge to the Noteholder for any issuance tax in respect thereof or other cost incurred by the Company in connection with such Exchange or the related issuance of Exchange Shares. In the event the certificates are not delivered within such seven (7) business day period, the Company shall pay to the Noteholder liquidated damages in the amount of $10,000 per day for each day until the date such certificates are delivered to the Noteholder. Such liquidated damages shall be paid within three (3) business days of the actual delivery to the Noteholder of the Exchange Shares or within three (3) business days of the end of each 30-day period, in same day available funds.

(f) Common Share Reservation. The Company shall at all times have authorized, reserved and set aside a sufficient number of Common Shares to facilitate Exchange of the entire principal amount of this Note, together with all accrued and unpaid interest thereon, plus all unpaid liquidated damages. The Company shall at all times reserve and keep available, out of its authorized but unused shares of Common Stock, solely for the purpose of effecting the Exchange of the Note, the full number of shares deliverable upon Exchange of all the Note from time to time outstanding. The Company shall,from time to time in accordance with either Delaware General Corporation Law, as amended, increase the authorized number of shares of Common Stock if at any time the unused number of authorized shares shall not be sufficient to permit the Exchange of all of the Note at the time outstanding. In such connection, the Company shall hold a special meeting of stockholders for the purpose of authorizing additional shares of Common Stock not later than 60 days after any date in which the Company shall have insufficient shares of Common Stock so reserved. The Company's Board of Directors, voting individually as Board members, and also as shareholders of the Company's Common Stock, hereby agree to vote their shares of Common Stock in favor of such motions and matters necessary to enable the issuance to the Lender by the Company of the entire amount of Exchange Shares. Furthermore, the Company's Board of Directors and management will recommend approval of such matter to the Company's shareholders.

(g) Reorganization, Reclassification, Consolidation, Merger or Sale. The Exchange Price in effect at any time and the number and kind of securities or Exchange Shares issuable upon the Exchange of the Note shall be subject to adjustment from time to time, upon the happening of certain events, including, but not limited to the events described below, after the date hereof and through and including the Maturity Date.

     (i) In the event of a merger, reorganization, recapitalization or similar event of or with respect to the Company (a "Corporate Change") (other than a Corporate Change in which all or substantially all of the consideration received by the holders of the Company's equity securities upon such Corporate Change consists of cash or assets other than securities issued by the acquiring entity or any affiliate thereof), this Note shall be Exchangeable into such class and type or securities as the Noteholder would have received had the Noteholder Exchanged the Note immediately prior to such Corporate Change, as appropriately adjusted to equitably reflect the Exchange Price and any stock dividend, stock split or share combination of the Common Stock after such corporate event.

     (ii) In the event of a capital reorganization of the Company (other than by way of a stock split or combination of shares or stock dividends provided for in Section 3(h), or a reorganization, merger, consolidation or sale of assets provided for in this Section 3(g), then, and in each event, an appropriate revision to the Exchange Price shall be made and provisions shall be made (by adjustments of Exchange Price or otherwise) so that the Noteholder shall have the right thereafter to Exchange this Note into the kind and amount of shares of stock and . other securities or property of the Company or any successor corporation resulting from such reorganization, merger, consolidation, or sale, to which a holder of Common Stock deliverable upon Exchange of such shares would have been entitled to upon such reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3(g) and Section 3(h) herein, with respect to the rights of the Noteholder of this Note after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 3(g) and Section 3(h), herein (including any adjustment in the applicable Exchange Price then in effect and the number of shares of stock or other securities deliverable upon Exchange of this Note)shall be applied after that event in as nearly an equivalent and equitable manner as may be practicable.

     (iii) If the Common Stock issuable upon Exchange of this Note at any time or from time to time after the Issuance Date shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise, or a reorganization, merger, consolidation or sale of assets provided for in this Section 3(g), then, and in each event, an appropriate revision to the Exchange Price shall be made and provisions shall be made (by adjustments of Exchange Price or otherwise) so that the Noteholder of this Note shall have the right thereafter to Exchange such Note into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by the holder of the Exchange Shares into which such Note might have been Exchanged immediately prior to such reclassifications, exchange, substitution or other change, all subject to further adjustment as provided herein.

(h)  Distribution,  Stock  Split and  Dividends.  In case the Company shall

         (i) declare a dividend or make a distribution to its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exchange Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exchange Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock immediately prior to such action. Such adjustment shall be made each time any event listed above shall occur.

(i) Notice of Adjustment to Exchange Price. Excluding adjustments to the Exchange Price pursuant to Section 3(a) above, whenever the Exchange Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exchange Price and adjusted number of Exchange Shares issuable upon exercise of the Note to be mailed to the Noteholder, at its last address appearing in the Company's register. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by Sections 3(g) or 3(h) herein, and a certificate signed by such firm or the Company's Chief Financial Officer shall be conclusive evidence of the correctness of such adjustment. Upon occurrence of each adjustment or readjustment of the Exchange Price or number of shares of Common Stock issuable upon Exchange of the Note, the Company shall at its expense promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish notice to each Noteholder of such Note, a certificate setting forth such adjustment and readjustment. The Company shall, upon written request of the Noteholder, furnish or cause to be furnished to such Noteholder, a like certificate setting forth such adjustments and readjustments, the applicable Exchange Price in effect at the time and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the Exchange of such Note.

(j)  Subsequent  Share Issuance or Sale. For 36 months  following the
     Issuance Date, if the Company shall issue or sell any shares of Common Stock to any party other than Company
     Employees or the Company's Qualified ESOP, at a price lower than any applicable Exchange Price for the 6 months immediately preceding such issuance or sale, then forthwith upon such issuance or sale, the Company shall issue to the Noteholder such number of Common Shares as determined by (i) subtracting the issuance or sale price from the lowest Exchange Price in effect as described above, such sum multiplied by (ii) the number Exchange Shares that would have been received had the entire Exchange Amount of the Note been tendered on the day immediately preceding such sale or issuance, such product divided by (iii) the Exchange Price in effect on the day immediately preceding such sale or issuance.

(k) Taxes. The Company shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on Exchange of this Note pursuant hereto; provided that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any Noteholder in connection with any such Exchange.

(l) Limitation on Shares Issuable. In no event may the aggregate number of Common Shares issuable upon Exchange of this Note and upon exercise of any warrants held by the Lender or Noteholder (or their assignees) exceed 19.9% of the Company's issued and outstanding capital stock as of the Closing Date (as defined in the Purchase Agreement) unless the Company has first obtained stockholder approval as required by NASD Rule 4460(i). The Company shall seek stockholder approval to the extent required by NASD Rule 4460(i) at its next annual meeting of stockholders to be held on or before June 30, 1999. Furthermore, the Company's Board of Directors and management will recommend approval of such matters to the Company's shareholders.

4.    PREPAYMENTS AND REDEMPTION.

(a) Upon notice as provided in Section 4(b) below, the Company may, at its option, at any time after one (1) year from the issuance date hereof and from time to time thereafter, prepay all or any portion of this Note, pursuant to this Section 4 (a "Prepayment" or a "Call for Prepayment", and on which date such payment is to occur referred to as the "Prepayment Date") by paying an amount equal to the greater of either: (A)
      120% of the Exchange Amount, on all or any portion of the Note so called for Prepayment, as if an Exchange Notice had been tendered on the day immediately preceding the Prepayment Date; or (B) such amount as equal to the product of (x) the number of Exchange Shares that would be required to be issued as if an Exchange Notice for the Prepayment
      Amount had been tendered on the day immediately preceding the Prepayment Date multiplied by (y) the Future Closing Price (as defined below) of the Company's Common Stock on the day immediately preceding the Prepayment Date, either (A) or (B) herein referred to as the "Prepayment Amount". The "Future Closing Price" shall be defined as the last executed trade price as reported by Bloomberg LLP, as of the close of normal trading hours, 4:00 p.m. Eastern Time, on the NASDAQ National Market on the date in question. If no trades occur on the relevant date, then the most recent reported Closing Price shall be Future Closing Price. If the Common Stock ceases to trade on the NASDAQ National Market, then the last reported trading trade price on the relevant date as reported on the principal market or exchange on which the Common Stock is then traded shall be the Future Closing Price. If the Common Stock is not traded on any exchange or market, then the Future Closing Price shall be determined jointly by the Noteholder and the Company's Board of Directors, in conjunction with the Company's independent outside auditors. Notwithstanding the foregoing, up and until the date that is five- (5) business days prior to the Prepayment Date, as required in Section 4(b) hereof, then the Noteholder may, at its sole option, tender a Notice of Exchange in an Exchange Amount equal to all or any portion of the Prepayment Amount, and the Noteholder shall be entitled to receive Exchange Shares on such Exchange Amount for such Exchange. The Noteholder must submit a Notice of Exchange on or before the business day that is five- (5) business days prior to the Prepayment Date.

(b)   In order to Prepay the Note, the Company must give the Noteholder  twenty-
      (20) trading days advance written notice of Prepayment of this Note, via facsimile or overnight courier prior to the date set by the Company as the Prepayment Date.

(c) The Company expressly warrants that by the issuance of a Call for Prepayment for this Note, that the Company has same day, immediately available cash to make such Prepayment for the entire Prepayment Amount so called for Prepayment. A Call for Prepayment of the Note is irrevocable once issued by the Company. Any such Prepayment required under this
      Section 4 shall be due and payable within 2 business days of such Prepayment Date.

(d) In the event any tangible assets of the Company, or any of its significant subsidiaries are sold or disposed of, and the Company or its significant subsidiary receives US$2,000,000.00 or more in value therefrom, net of the payment of any directly secured loans or mortgages due thereon, and net of all reasonable selling costs and commissions related thereto (the "Net Proceeds"), then one third- (33.33%) of the Net Proceeds from such sales or disposition not used for the contemporaneous replacement of such sold or disposed assets shall be applied to the Prepayment of the Note, applied first to the reduction of all unpaid liquidated damages or penalties, then secondly applied to the reduction of accrued and unpaid interest due on the Note, and then lastly to the reduction of the principal amount of this Note outstanding. Payments made pursuant to this subsection shall be deemed a Prepayment as defined in Section 4(a), and any such amounts paid to the Noteholder hereunder shall be made in accordance with Section 4(a) herein. Notwithstanding the foregoing, this section 4(d) shall not apply to any sales or disposition of tangible assets while there is a continuing Event of Default under Section 5(a)(iii) or Section 5(a)(vi) of this Agreement.


5.    EVENTS OF DEFAULT.

(a) Events of Default. The Company shall be in default under this Note upon the occurrence of any of the events specified in this Section 5, and the failure to cure such default within the number of days specified in each subsection hereof, upon receipt of written notice of such default from the Noteholder. Any such occurrence of any one or more of such events defined herein being an "Event of Default":

     (i) Failure to make any principal, interest, liquidated damages or penalty payments required under this Note or required under the terms of other documents relating to the transaction contemplated herein, on the due date of such payment, and such Event of Default not cured within ten-(10) business days of such payment due date;

     (ii) If the Company shall default in the performance of or compliance with any of its material covenants or agreements contained herein, whether expressed or implied, or in the Loan Agreement or the Warrant Agreement, and such default shall not have been remedied within ten-(10) business days after written notice thereof shall have been delivered to the Company by the Noteholder;

     (iii) Insolvency of, business failure of, or an assignment for the benefit of creditors or the filing of a petition under bankruptcy, insolvency or debtor's relief law, or for any readjustment of indebtedness, composition or extension by the Company or one of the Company's subsidiaries, or an action commenced against the Company or one of its subsidiaries, which is not discharged within thirty (30) days;

     (iv) If the Company shall not, at the time of receipt of an Exchange Notice hereunder, have a sufficient number of authorized and unissued shares of its Common Stock available for issuance to the Noteholder upon exchange of all or any portion of this Note in accordance with the terms hereof, and such default shall not have been remedied within twenty (20) business days from the date of such Exchange Notice;

     (v) If any representation or warranty made in writing by or on behalf of the Company in the Loan Agreement shall prove to have been false or incorrect in any material respect, either by misstatement or omission, on the date as of which made;

     (vi) If the Company or one of its subsidiaries shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition in bankruptcy or shall have an order for relief under the Bankruptcy Act granted against it or them, or shall be adjudicated bankrupt or insolvent, or shall file any answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting or not contesting the material allegations of a petition filed against the Company or one of its subsidiaries in any such proceeding, or shall seek or consent to or acquiesce in the. appointment of any trustee, custodian, receiver or liquidator of the Company or one of its subsidiaries or of all or any substantial part of the properties of the Company or one of its subsidiaries, or the Company or one of its subsidiaries or its respective directors shall take any action looking to the dissolution or liquidation of the Company or one of its subsidiaries;

     (vii) If the Company, for any reason whatsoever, including the late delivery to the Company of the Note so tendered for Exchange, fails to deliver Exchange Shares within fifteen (15) days from the Exchange Date thereby established;

     (viii)If the Company fails to pay a Prepayment Amount as defined herein within five-(5) days of the required payment due date of such;

     (ix) If the Common Shares are delisted or are ineligible to trade on the NASDAQ National Market System or Small Caps for a period of ten (10) consecutive trading days.

(b) Remedies and Acceleration Upon the Occurrence of an Event of Default. Upon the occurrence of an Event of Default, the Company agrees that monetary damages may be difficult or impossible to determine, and alone are inadequate protections for the Noteholders. Therefore,



     (i) The Noteholder may, in its sole determination upon the occurrence of an Event of Default, declare the Note immediately due and payable;



     (ii) The Noteholder shall have all the rights and remedies, at law and in equity, by statue or otherwise, and no remedy herein conferred upon the Noteholder is intended to be exclusive of any other remedy and each remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in, equity by statue or otherwise.



     (iii) The Noteholder shall be able to call on injunctive relief and/or a specific order for compliance as determined by the Noteholders in their sole discretion and as so ordered by a court of law.



     (iv) If an Event of Default occurs under Section 5(a)(iii) or Section 5(a)(vi) hereof, then the outstanding principal of and all accrued interest on this Note shall automatically become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are expressly waived.



     (v) If any other Event of Default occurs and is continuing, the Noteholder, by written notice to the Company, may declare the principal of and the accrued interest on this Note immediately due and payable.



     (vi) The Noteholder may rescind an acceleration notice and its consequences if all existing Events of Default have been cured or waived, such waiver to be granted at the Noteholders sole discretion.


     (vii) No course of dealing between the Company and the Noteholder or any delay on the part of the Noteholder in exercising any rights hereunder shall serve as a waiver of any right.



(c) Suit for Enforcement. Upon the occurrence of any one or more Events of Default, the Noteholder may proceed to protect and enforce its rights by suit in equity, action at law or by other appropriate proceeding, whether for specific performance of any covenant or agreement contained in the Loan Agreement or in this Note or in the aid of the exercise of any power granted in the Loan Agreement or this Note, or may proceed to enforce the payment of this Note, or to enforce any other legal or equitable right of the Noteholder of this Note. In case of any default under this Note, the Company will pay to the Noteholder hereof such amount as shall be sufficient to cover the expenses and costs of the Noteholder due to such default.



(d) Notification of Imperial Bank. Upon any Event of Default, the Noteholder shall provide notice of such Event of Default to Imperial Bank so long as the Company remains indebted to Imperial Bank.



6.    MISCELLANEOUS.

(a) Dividends. The Company shall not, while any or all of the principal amount of this Note is outstanding, or while any amount of interest is accrued, due and payable or if any liquidated damages or penalties are due, declare, make or pay any dividend or other distribution, whether in cash, securities or other property with respect to its Common Shares, (other than a dividend or distribution payable solely in Common Shares) unless the Company concurrently pays to the Noteholder hereof an amount equal to the sum of (x) the amount of cash plus property or securities distributed with respect to each outstanding share of Common Stock of the Company, multiplied by the sum of (i) the number of Exchange Shares then issuable, (on the date immediately preceding the distribution date contemplated in this Section 6(a)), to the Noteholder as if an Exchange Notice were effected, plus (ii) the Common Shares underlying the Warrants. For purposes of any dividend or distribution contemplated under this Section 6(a), the Noteholder and the Warrantholder shall be deemed to be a Common Shareholder for purposes of determining the amount of distribution such Noteholder and Warrantholder are to receive. Any amounts so paid to the Noteholder under this Section 6(a) shall be deemed to be a first applied to the reduction of all unpaid liquidated damages and penalties, then secondly to accrued and unpaid interest up and until the dividend or distribution date, and then lastly to the reduction of the outstanding principal amount of this Note in an amount equal to the Intrinsic Value, as defined below, of the Note on the date immediately preceding such distribution date.

(b) Maturity. Effective as of March 10, 2002, all remaining principal amount of this Note not exchanged, plus all accrued and unpaid interest thereon, plus all unpaid liquidated damages and penalties shall automatically, and without further action on the part of such Noteholder, be paid in cash at maturity in an amount equal to the Intrinsic Value, as defined below.

(c) Intrinsic Value. The Intrinsic Value shall be such amount as equal to the product of (x) the number of Exchange Shares that would be required to be issued as if an Exchange Notice for the had been tendered on the day immediately preceding the date in question multiplied by (y) the Future Closing Price, as defined in Section 4(a) herein, of the Company's Common Stock.

(d) Non-Circumvention of Intent. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith, assist in the carrying out of all the provisions herein and in the Loan Agreement in the taking of all such action as may be necessary or appropriate in order to protect the Exchange Rights of the Holder against impairment.

(e) Registration of Noteholder. The Company shall maintain at its principal office a register of the Notes and shall record therein the names and addresses of the registered holders of the Notes, the address to which notices are to be sent and the address to which payments are to be made as designated by the registered holder if other than the address of the holder, and the particulars of all transfers, exchanges and replacements of Notes. No transfer of a Note shall be valid unless the registered holder or his or its duly appointed attorney request such transfer to be made on such register, upon surrender thereof for exchange as hereinafter provided, accompanied by an instrument in writing, in form and execution reasonably satisfactory to the Company. Each Note issued hereunder, whether originally or upon transfer, exchange or replacement of a Note, shall be registered on the date of execution thereof by the Company. The registered holder of a Note shall be that person or entity in whose name the Note has been so registered by the Company. A registered holder shall be deemed the owner of a Note for all purposes, and the Company shall not be affected by any notice to the contrary.

(f) Transfer and Exchange. Subject to compliance with the restriction on transfer set forth in the Loan Agreement, the registered holder of any Note or Notes may, prior to maturity, surrender such Note or Notes at the principal office of the Company for holder of its intention to make such exchange and without expense (other than applicable transfer taxes, if any) to such registered holder, the Company shall issue in exchange therefor another Note or Notes dated the date to which interest has been paid on, and for the unpaid principal amount of, the Note or Notes so surrendered, containing the same provisions and subject to the same terms and conditions as the Note or Notes so surrendered. Subject to the restrictions on transfer set forth in the Loan Agreement, each new Note shall be made payable to such person or entity, as the registered holder of such surrendered Note or Notes may designate.

(g) Registration Rights. Pursuant to the Registration Rights Agreement attached to the Loan Agreement as Exhibit C, promptly, but no later than 45 days from the closing date, the Issuer shall file an S-3 registration statement, or other form as such may be available to the Issuer, with the United States Securities & Exchange Commission ("SEC") and use its best efforts to ensure that such registration statement is declared effective within 120 days, subject to customary review by the SEC. In the event that the registration statement is not declared effective within 120 days, then the Issuer shall pay to the purchasers a cash amount equal to 3% per month of the face amount of the Notes outstanding as liquidated damages, and not as a penalty; provided, however, that such iquidated damages shall not accrue or be payable if, and only if, the delay is due to either (1) the Company has made reasonable efforts to comply with "Plain English" comments from the SEC and the SEC has not yet declared the registration statement effective or(2) the Registration Statement has not been declared effective due to Purchaser's failure to provide the Company with any information necessary to complete the Registration Statement. Such liquidated damage payment to be made to the Holder on the last business day of each month. The Issuer shall keep the registration statement "Evergreen" for the life of the Notes.

(h) Replacement of Lost, Stolen or Destroyed Notes. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Note and, if requested by the Company in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Note, the Company will issue a new Note, of like tenor, in the amount of unpaid principal of such Note, and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Note.

(i) Changes; Parties. This Note can only be changed by an agreement in writing signed by he Company and the Noteholder. This Note shall inure to the benefit of and be binding upon the Company and the Noteholder and their respective successors and assigns.

(j) Waiver of Presentment. The Company hereby waives, presentment, demand, notice, protest and all other demands and notices in connection with the delivery acceptance, performance, default or enforcement of this Note.

(k) Payments. All payments due under this Note shall be made in lawful money of the United States of America.

(l) Covenants Bind Successors and Assigns. All covenants, stipulations, promises and agreements in this Note made by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not; provided, however, that neither this Note nor any of the rights or obligations hereunder may be assigned by the Noteholder without the written consent of the Company, the approval of which may not be unreasonably withheld; provided further, however, that any transferee of the Notes must agree to be bound in writing by the provisions of this Note and the Loan Agreement.

(m) Headings and Pronouns. All pronouns and any variation thereof refer to the masculine. Feminine or neuter, singular or plural, as the context may require. The headings in this Note are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(n) Governing Law. THIS AGREEMENT SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAWS.


IN WITNESS WHEREOF, the Company has executed this Note as of the date first written above.


                                ALYN CORPORATION

                                       By: ________________________________

                                       Its:  ________________________________

                                ALYN CORPORATION



          6.00% SENIOR EXCHANGEABLE PROMISSORY NOTE DUE MARCH 10, 2002



                               NOTICE OF EXCHANGE


The undersigned  hereby  irrevocably  elects to Exchange  _______________ of the
Note into Common Stock of Alyn Corporation (the "Company) according to the conditions set forth in such Note, as of the date written below.
This Exchange is without prejudice.

The  undersigned  hereby  confirms  that  its   representations  and  warranties
contained in the Note dated March 10, 1999, by and between the undersigned and the Company are true and correct as of the date of this Notice.


Date of Exchange:                                               _______________

Value of Notes Exchanged (see below for detail):                _______________
-----------------------------------------------

Applicable Exchange Price:                                      _______________

Number of Common Shares Issuable pursuant to this Exchange:     _______________



-----------------------
By:
Its:




Delivery Instructions for Common Shares:

Talisman Capital Opportunity Fund Ltd.
Attn: Geoffrey Tirman
16101 LaGrande Drive, Suite 100
Little Rock, AR  72223
Phone: 501.821.6800
Fax:     501.821.6888

                                 CONVERSION NOTE
                               Calculation Details


Last Coupon Date:

Date of Exchange:

Principal amount of Note to be Exchanged:

Accrued and unpaid Interest:

Unpaid liquidated damages and penalties:

Total amount of Note Exchanged:

Five -(5) Day Average Price:

Applicable Discount:

Exchange Price:

No. of Common Shares to be Issued:

                                    EXHIBIT 1
                                     TO NOTE

                             TERMS OF SUBORDINATION


         Capitalized terms used and not defined herein shall have the meanings assigned to them in that certain Loan Agreement (the "Loan Agreement") by and between Alyn Corporation (the "Company") and Talisman Capital Opportunity Fund Ltd. (the "Lender"), dated as of March 10, 1999.


a) All obligations and liabilities of the Company to the Lender arising under the Loan Agreement, the Note or any other document executed in connection therewith (collectively, the "Lender Obligations"), shall be subordinate in rank, preference and priority to all existing obligations and liabilities of the Company to (a)
         General Electric Capital Corporation under (i) that certain Promissory Note dated December 29, 1997 in the amount of $4,000,000,
         (ii) that certain Promissory Note dated April 30, 1998 in the amount of $2,000,000 and (iii) that certain Promissory Note dated June 11, 1998 in the amount of $2000,000, and (b) Imperial Bank under that certain Note dated December 11, 1997 in the amount of $2,500,000, whether direct or indirect, due or to become due, together with extensions, renewals or modifications of any thereof (the "Senior Obligations"); provided that once any indebtedness under the Senior Obligations is repaid, if any of such indebtedness is re-borrowed in an amount equal to or less than the amount repaid, then such re-borrowed amount shall constitute Senior Obligations, otherwise such amount re-borrowed is in excess of such amount repaid, then such re-borrowed amount shall not constitute a Senior Obligation.

b) Until a default has occurred on the Senior Obligations, the Lender may collect and retain any and all payments made to the Lender pursuant to the terms and provisions of the Note and the Loan Agreement.

c) Without the express written consent of the Lender, the Company shall not incur or be obligated on any indebtedness, either directly or indirectly, by way of guarantee, suretyship or otherwise, other than the Senior Obligations, liens securing an equipment financing or a revolving credit line from a nationally recognized lending institution, unless such indebtedness is expressly subordinate to the Lender Obligations on terms acceptable to the Lender in its sole discretion.

d) Without the express written consent of the Lender, the Company will not create, incur or assume, or suffer to be incurred or to exist, any lien, security interest or other type of encumbrance on any property or assets of the Company, whether now owned or hereafter acquired, or upon any income or profits therefrom, except for (a) liens securing the Senior Obligations and existing on the date hereof, (b) liens securing an equipment financing and (c) revolving credit line from a recognized lending institution to be entered into in the future.

Exhibit 4.4

                                    EXHIBIT C
                                       TO
                                 LOAN AGREEMENT

                                ALYN CORPORATION

                          REGISTRATION RIGHTS AGREEMENT


-------------------------------------------------------------------------------

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is made as of March 10, 1999, by and among ALYN CORPORATION, a Delaware corporation (the "Company"), with headquarters located at 16761 Hale Ave., Irvine, CA 92606 (the "Company"), and the undersigned (the "Initial Purchaser").

                                    RECITALS

         WHEREAS, in connection with the Loan Agreement and the 6.00% Senior Exchangeable Promissory Note dated of even date herewith by and between the Company and the Initial Purchaser (the "Loan Agreement" and "Note"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Initial Purchaser (i) a 6.00% Senior Exchangeable
Promissory Note due March 10, 2002 of the Company (the "Note") that is exchangeable into shares (the "Exchange Shares") of the Company's common stock, par value $.001 per share (the "Common Stock") and (ii) Warrants (the
"Warrants") entitling the holder thereof to purchase the number of shares pursuant to the limitations and conditions set forth in the Loan Agreement and the 6.00% Senior Exchangeable Promissory Note.


                  WHEREAS, to induce the Initial Purchaser to execute and deliver the Loan Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws.


                                   AGREEMENTS

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Purchaser hereby agree as follows:

I.       DEFINITIONS

         1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

                           (a)      "Purchasers"  means the Initial  Purchaser
and any transferees or assignees who
agree to become bound by the  provisions of this  Agreement in  accordance  with
Article IX hereof.

                           (b)      "register," "registered," and "registration"
 refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

                           (c)      "Registrable  Securities"  means the
Exchange Shares (including any Exchange Shares issuable with respect to exchange default payments under the 6% Senior Exchangeable Promissory Note) issued or issuable with respect to the Note, and the Warrant Shares issued or issuable with respect to the Warrants (without regard to any limitations on exchange or exercise), and any shares of capital stock issued or issuable, from time to time (with any adjustments), on or in exchange for or otherwise with respect to the Common Stock or any other Registrable Securities. For purposes of this Agreement, each security described above shall cease to be a Registrable Security when such security (i) has been effectively registered under the Securities Act, and has been disposed of pursuant to an effective registration statement covering such security, (ii) is distributed to the public pursuant to Rule 144 (or any similar provisions then in force) under the Act, or (iii) may be sold or transferred pursuant to Rule 144 (or any similar provision then in force) under the Act.

                           (d)      "Registration  Statement"  means a
registration  statement of the Company under the Securities Act.

1.2 Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.


II.      REGISTRATION

         2.1 Mandatory Registration. The Company shall prepare, and, on or prior to forty-five (45) days after the date of the Closing (the "Filing Date"), file with the SEC a Registration Statement on Form S-3 or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of all of the Registrable Securities covering the resale of all of the Registrable Securities, which Registration Statement, to the extent allowable under the Securities Act and the Rules promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon exchange of the Note and/or the exercise of the Warrants (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions or (ii) by reason of changes in the Exchange Price of the Note or the Exercise Price of the Warrants in accordance with the terms thereof, as the case may be. The Registrable Securities included in the Registration Statement shall be allocated among the Purchasers as set forth in Section 11.11 hereof. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval of (which approval shall not be unreasonably withheld or denied)) the Initial Purchaser and a single counsel for the Initial Purchaser prior to its filing or other submission.

         2.2 Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to Section 2.1 hereof involves an underwritten offering, the Purchasers who hold a majority in interest of the Registrable Securities subject to such underwritten offering, shall have the right to select a total of one legal counsel to represent the Purchasers and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company.

         2.3 Payments by the Company. The Company shall cause the registration statement to become effective as soon as practicable, but in no event later than the one hundred and twentieth (120th) day following the date of the Closing (the "Registration Deadline"). If (i) the registration statement(s) covering the Registrable Securities required to be filed by the Company pursuant to Section
2.1 hereof is not declared effective by the SEC on or before the Registration Deadline, or (ii) after the registration statement has been declared effective by the SEC, sales of all the Registrable Securities (including any Registrable Securities required to be registered pursuant to Section 3.2 hereof) cannot be made pursuant to the registration statement (by reason of a stop order or the Company's failure to update the registration statement or any other reason outside the control of the Initial Purchaser), then the Company will make payments to the Purchasers in such amounts and at such times as shall be determined pursuant to this Section 2.3 as partial relief for the damages to the Purchasers by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity). In such event, the Issuer shall pay to the Purchasers a cash amount equal to 3% per month of the face amount of the Notes outstanding as liquidated damages, and not as a penalty; provided, however, that such liquidated damages shall not accrue or be payable if, and only if the delay is due to either: 1) the Company has made reasonable efforts to comply with "Plain English" comments from the SEC and the SEC has not yet declared the registration statement effective or 2) if the Registration Statement has not been declared effective due to Purchaser's failure to provide the Company with any information necessary to complete the Registration Statement. Such liquidated damage payment to be made to the Holder on the last business day of each month. The Issuer shall keep the registration statement "Evergreen" for the life of the Notes. The penalties set forth in this Section
2.3 are illustrative of and not in addition to the penalties set forth in the Note, and are subject to the Company's rights to redeem as set forth in the Note.

         2.4 Piggy-Back Registrations. If at any time prior to the expiration of the Registration Period (as hereinafter defined) the Registration Statement required to be filed and/or amended pursuant to this Agreement is not effective, and during such period of ineffectiveness, the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), then the Company shall send to each Purchaser who has a right to have Registrable Securities covered by a Registration Statement pursuant to this Agreement written notice of such determination and, if within ten (10) days after the date of such notice, such Purchaser shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Purchaser requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Purchaser has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Purchasers seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Purchasers; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement. No right to registration of Registrable Securities under this Section 2.4 shall be construed to limit any registration required under Section 2.1 or 3.2 hereof. If an offering in connection with which a Purchaser is entitled to registration under this Section 2.4 is an underwritten offering, then each Purchaser whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

         2.5 Eligibility for Form S-3. The Company represents and warrants that it meets the current requirements for the use of Form S-3 for registration of the sale by the Initial Purchaser and any other Purchaser of the Registrable Securities and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3.


III.     OBLIGATIONS OF THE COMPANY

         In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

         3.1 The Company shall prepare promptly and file with the SEC the Registration Statement required by Section 2.1, and cause such Registration Statement relating to Registrable Securities to become effective as soon as practicable after such filing, and keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold and no further Registrable Securities may be issued in the future) and (ii) the date on which all of the Registrable Securities (in the reasonable opinion of counsel to the Initial Purchaser) may be immediately sold to the public without registration and without restriction as to the number of Registrable Securities to be sold, whether pursuant to Rule 144 or otherwise
(the "Registration Period"). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading, except for any such untrue statement or omission provided to the Company by any Purchaser which is provided in writing by Purchaser expressly for use therein.

         3.2 The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until the termination of the Registration Period or, if earlier, such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement. In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is, for any five (5) consecutive trading days (the last of such five (5) trading days being the "Registration Trigger Date"), insufficient to cover one hundred twenty-five percent (125%) of the Registrable Securities issued or issuable upon exchange of the Note held by any Purchaser, the Company shall amend, if permissible, the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover one hundred twenty-five percent (125%) of the Registrable Securities issued or issuable to such Purchaser, in each case, as soon as practicable, but in any event within five (5) business days in the case of an amendment and ten (10) business days in the case of a Registration Statement after the Registration Trigger Date (based on the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely); provided, however, that the Company shall not be required to file such amendment or Registration Statement under this
Section 3.3 more than once per fiscal quarter. The Company shall cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

         3.3 The Company shall furnish to each Purchaser whose Registrable Securities are included in the Registration Statement and its legal counsel (a) promptly after the same is prepared and publicly distributed or filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2.1, each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion, if any, thereof which contains information for which the Company has sought confidential treatment), and (b) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned (or to be owned) by such Purchaser.

         3.4 The Company shall use reasonable efforts to (a) register and qualify the Registrable Securities covered by the Registration Statement under securities laws of such jurisdictions in the United States as each Purchaser who holds (or has the right to hold) Registrable Securities being offered reasonably requests, (b) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (c) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (d) take all other actions which the Company reasonably deems necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.4, (ii) subject itself to taxation in any such jurisdiction,
(iii) file a general consent to service of process in any such jurisdiction,  or
(iv) provide any undertakings that cause the Company material expense or burden.

         3.5 In the event the Purchasers who hold a majority in interest of the Registrable Securities being offered in an offering pursuant to a Registration Statement or any amendment or supplement thereto under Section 2.1 or 3.2 hereof select underwriters for the offering in accordance with Section 2.2 of this Agreement, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

         3.6 As soon as practicable after becoming aware of such event, the Company shall notify (by telephone and also by facsimile and, if telephone contact is not made, by reputable overnight courier) each Purchaser of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly (but in any event within ten
(10) days) to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Purchaser as such Purchaser may reasonably request.

         3.7 The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a
Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable time and to notify (by telephone and also by facsimile and reputable overnight carrier) each Purchaser who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

         3.8 The Company shall permit a single firm of counsel designated by the Initial Purchaser to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects.

         3.9 The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

         3.10 At the request of any Purchaser, the Company shall furnish, on the date of effectiveness of the Registration Statement and thereafter from time to time on such dates as a Purchaser may reasonably request (a) written confirmation by the Company that the Registration Statement is effective and (b) in connection with an underwritten offering, a letter, dated as of such applicable date, from the Company's independent certified public accountants addressed to the Purchasers and in form, scope and substance as customarily given to underwriters in an underwritten public offering.

         3.11 The Company shall make available at reasonable times for inspection by (i) any Purchaser, (ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) one firm of attorneys and one firm of accountants retained by the Purchasers, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), to enable each Inspector to exercise its due diligence responsibility, if any, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that Records which the Company determines, in good faith, to be confidential and which the Company notifies the Inspectors are confidential shall not be disclosed by the Inspectors for any reason unless the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Purchaser agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential by the Company. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and reasonable substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3.11.

         3.12 The Company shall hold in confidence and not make any disclosure of information concerning a Purchaser provided to the Company unless (a) disclosure of such information is necessary to comply with federal or state securities laws, (b) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (c) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or is otherwise required by applicable law or legal process, (d) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the Company), or (e) such Purchaser consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning a Purchaser is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Purchaser prior to making such disclosure, and allow the Purchaser, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

         3.13 The Company shall cause the listing and the continuation of listing of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market System, the Nasdaq SmallCap Market, the New York Stock Exchange or the American Stock Exchange, and cause the Registrable Securities to be quoted or listed on each additional national securities exchange or quotation system upon which the Common Stock is then listed or quoted.

         3.14 The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

         3.15 The Company shall reasonably cooperate with the Purchasers who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Purchasers may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Purchasers may request.

         3.16 At the reasonable request of any Purchaser, the Company shall promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

         3.17 The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission).

         3.18 The Company shall take all such other actions as any Purchaser or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

         3.19 From and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company (other than those currently outstanding securities or the shares underlying such securities if such securities are exchangeable) to include any of their securities in any Registration Statement or any amendment or supplement thereto under Section 2.1 or 3.2 hereof without the consent of the holders of a majority of the Registrable Securities which consent shall not be unreasonably withheld; provided, however, that this Section 3.19 shall not apply to the issuance of securities if the purchasers thereof have entered into a lock-up agreement with the Company lasting six (6) months or more and provided, further, that this
Section 3.19 shall not apply to holders of the Company's Series A Preferred Stock or options registered on Form S-8 or any other securities with registration rights as of the date of this Agreement.


IV.      OBLIGATIONS OF THE PURCHASERS


         In connection with the registration of the Registrable Securities, the Purchasers shall have the following obligations:

         4.1 It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Purchaser that such Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Purchaser of the information the Company requires from each such Purchaser.

         4.2 Each Purchaser, by such Purchaser's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration
Statements and any amendments and supplements thereto hereunder, unless such Purchaser has notified the Company in writing of such Purchaser's election to exclude all of such Purchaser's Registrable Securities from the Registration Statement.

         4.3 Each Purchaser whose Registrable Securities are included in a Registration Statement understands that the Securities Act may require delivery of a prospectus relating thereto in connection with any sale thereof pursuant to such Registration Statement, and each such Purchaser shall comply with the applicable prospectus delivery requirements of the Securities Act in connection with any such sale.

         4.4 Each Purchaser agrees that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 3.6, such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Purchaser's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.6 and, if so directed by the Company, such Purchaser shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Purchaser's possession (other than a limited number of permanent file copies), of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

         4.5 Without limiting a Purchaser's rights under Section 2.1 or 3.2 hereof, no Purchaser may participate in any underwritten distribution hereunder unless such Purchaser (a) agrees to sell such Purchaser's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (c) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Article V.


V.       EXPENSES OF REGISTRATION

         All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Articles II and III, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel selected by the Purchasers pursuant to Section 2.2 hereof shall be borne by the Company.


VI.      INDEMNIFICATION

         In the event any Registrable Securities are included in a Registration Statement under this Agreement:

         6.1 To the extent permitted by law, the Company will indemnify, hold harmless and defend (a) each Purchaser who holds such Registrable Securities,
(b) each underwriter of Registrable Securities and (c) the directors, officers, partners, members, employees, agents and persons who control any Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any, (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6.3 with respect to the number of legal counsel, the Company shall reimburse the Purchasers, each such underwriter and controlling person, and each such other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1: (x) shall not apply to an Indemnified Person with respect to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (z) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to Section 3.3 hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Purchasers pursuant to Article IX.

         6.2 In connection with any Registration Statement in which a Purchaser is participating, each such Purchaser agrees to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6.1, the Company, each of its directors, each of its officers, its employees, agents and persons, if any, who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement, together with its directors, officers and members, and any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (each an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use in connection with such Registration Statement; and subject to Section 6.3 such Purchaser will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6.2 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Purchaser, which consent shall not be unreasonably withheld; provided, further, however, that a Purchaser shall be liable under this Agreement (including this Section 6.2 and Article
VII) for only that amount as does not exceed the net proceeds actually received by such Purchaser as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Purchasers pursuant to Article IX. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.2 with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and the Indemnified Party failed to utilize such corrected prospectus.

         6.3 Promptly after receipt by an Indemnified Person or Indemnified Party under this Article VI of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this Article VI, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall diligently pursue such defense and that such indemnifying party shall not be entitled to assume such defense and an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and any such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party which are different from or in addition to those available to such indemnifying party. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Purchasers holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of the Initial Purchaser if they hold Registrable Securities included in such Registration Statement), if the Purchasers are entitled to indemnification hereunder, or by the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Article VI, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Article VI shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.


VII.     CONTRIBUTION

         To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Article VI to the fullest extent permitted by law; provided, however, that
(i) no person  guilty of  fraudulent  misrepresentation  (within  the meaning of
Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is a holder of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (ii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.


VIII.    REPORTS UNDER THE EXCHANGE ACT

         With a view to making available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Purchasers to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

         8.1 File with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under the attached Loan Agreement) and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

         8.2 Furnish to each Purchaser so long as such Purchaser holds the Note, Warrants or Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Purchasers to sell such securities pursuant to Rule 144 without registration.


IX.      ASSIGNMENT OF REGISTRATION RIGHTS

         The rights of the Purchasers hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be automatically assigned by each Purchaser to any transferee of all or any portion of the Note or the Registrable Securities if: (a) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee, and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws, (d) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing for the benefit of the Company to be bound by all of the provisions contained herein, and (e) such transfer shall have been made in accordance with the applicable requirements of the Loan Agreement and applicable laws.


X.       AMENDMENT OF REGISTRATION RIGHTS

         Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and Purchasers who hold a majority interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Article X shall be binding upon each Purchaser and the Company. Notwithstanding the foregoing, no amendment or waiver shall retroactively affect any Purchaser without its consent or prospectively adversely affect any Purchaser who no longer owns the Note, Warrants or Registrable Securities without its consent. Neither Article VI nor
Article VII hereof may be amended or waived in a manner adverse to a Purchaser without its consent.


                                              [Remainder Left Blank]

                               XI. MISCELLANEOUS

         11.1 A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable
Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

         11.2 Any notices herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by confirmed facsimile, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                  If to the Company:

                           Alyn Corporation
                           16761 Hale Ave.
                           Irvine, CA  92606
                           Attention: Richard Little

                           If to Initial Purchaser:

                           Talisman Capital Opportunity Fund Ltd.
                           16101 LaGrande Drive, Suite 100
                           Little Rock, AR  72223
                           Attn: Geoffrey Tirman

and if to any other Purchaser, at such address as such Purchaser, shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11.2.

         11.3 Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         11.4 This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed in the State of California. The Company irrevocably consents to the jurisdiction of the federal courts located in the State of California and the state courts of the State of California located in the County of Los Angeles in the State of California in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. Each party irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties hereto further agree that service of process upon the parties hereto mailed by first class mail shall be deemed in every respect effective service of process upon each such party in any such suit or proceeding. Nothing herein shall affect either party's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         11.5 This Agreement, the Note, Warrants and the Loan Agreement (including all schedules and exhibits thereto and all certificates and opinions required thereby) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Note, the Warrants and the Loan Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

         11.6 Subject to the requirements of Article IX hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. Notwithstanding anything to the contrary contained herein, including, without limitation, Article IX, the rights of a Holder hereunder shall be assignable to and exercisable by a bona fide pledgee of the Registrable Securities in connection with a Holder's margin or brokerage accounts.

         11.7 The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         11.8 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto, by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         11.9 Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         11.10 All consents and other determinations to be made by the Purchasers or the Initial Purchaser pursuant to this Agreement shall be made by the Purchasers or the Initial Purchaser holding a majority of the Registrable Securities (determined as if the Note then outstanding had been exchanged into Registrable Securities) held by all Purchasers or Initial Purchaser, as the case may be.

         11.11 The initial number of Registrable Securities included on any Registration Statement and each increase to the number of Registrable Securities included thereon shall be allocated pro rata among the Purchasers based on the number of Registrable Securities held by each Purchaser at the time of such establishment or increase, as the case may be. In the event a Purchaser shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included on a Registration Statement for such transferor. Any shares of Common Stock included on a Registration Statement and which remain allocated to any person or entity which does not hold any Registrable Securities shall be allocated to the remaining Purchasers, pro rata based on the number of shares of Registrable Securities then held by such Purchasers. For purposes of making the pro rata allocations set forth in this paragraph, the Note then outstanding shall be deemed to have been exchanged into Registrable Securities.

         11.12  If  any  provision  of  this  Agreement   shall  be  invalid  or
unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

ALYN CORPORATION



By: _________________________________
Its: __________________________________


TALISMAN CAPITAL OPPORTUNITY FUND LTD.


By: _________________________________
Its: __________________________________

Exhibit 4.5

                                    EXHIBIT B
                                       TO
                                 LOAN AGREEMENT

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL AND FROM ATTORNEYS REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                              Date: March 10, 1999

                                ALYN CORPORATION

                                WARRANT AGREEMENT



         THIS WARRANT AGREEMENT (the "Agreement"), dated as of March 10, 1999 is made and entered into by and between ALYN CORPORATION, a Delaware Corporation (the "Company") and TALISMAN CAPITAL OPPORTUNITY FUND LTD. (the "Warrantholder").

         Pursuant to a Loan Agreement dated as of March 10, 1999 (the "Agreement"), the Company has agreed to issue warrants, as hereinafter described (the "Warrants"), to purchase up to an aggregate of 135,000 shares (the "Shares") of the Company's Common Stock, $0.001 par value per share (the "Common Stock") at $3.0375. In consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder, the Company and the Warrantholder, for value received, hereby agree as follows:


1.       Transferability and Form of Warrants.

             1.1 Registration. The Warrants shall be numbered and shall be registered on the books of the Company when issued.

             1.2 Transfer. The Warrants shall be transferable only on the books of the Company maintained at its principal office in Irvine, California or wherever its principal office may then be located, upon delivery thereof duly endorsed by the Warrantholder or by its duly authorized attorney or representative, accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration or transfer, the Company shall execute and deliver new Warrants to the person entitled thereto.

             1.3 Limitations on Transfer of the Warrants. Subject to the provisions of Section 11, the Warrants shall not be sold, transferred, assigned or hypothecated by the Warrantholder except to (i) a shareholder, officer or employee of Warrantholder or of a member of the immediate family of, or a trust formed for the benefit of, any of such persons, and (ii) such other transferees as shall be consented to by the Company, which consent shall not be unreasonably withheld. The Warrants may be divided or combined, upon request to the Company by the Warrantholder, into a certificate or certificates representing the right to purchase the same aggregate number of Shares. Unless the context indicates otherwise, the terms "Warrantholder" shall include any transferee or transferees of the Warrants pursuant to this subsection 1.3, and the term "Warrants" shall include any and all warrants outstanding pursuant to this Agreement, including those evidenced by a certificate or certificates issued upon division, exchange, substitution or transfer pursuant to this Agreement.

             1.4 Form of Warrants. The text of the Warrants and of the form of election to purchase Shares shall be substantially as set forth in the attachment hereto. The number of Shares issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrants shall be executed on behalf of the Company by its Chairman of the Board, President or by a Vice President, attested to by its Secretary or an Assistant Secretary. A Warrant bearing the signature of an individual who was at any time the proper officer of the Company shall bind the Company, notwithstanding that such individual shall have ceased to hold such office prior to the delivery of such Warrant or did not hold such office on the date of this Agreement. The Warrants shall be dated as of the date of signature thereof by the Company either upon initial issuance or upon division, exchange, substitution or transfer.

             1.5 Legend on Shares. Each certificate for Shares initially issued upon exercise of the Warrants shall bear the following legend, unless, at the time of exercise, such Shares are subject to a currently effective Registration Statement under the Securities Act of 1933, as amended (the "Act"):

              "THE  SECURITIES  REPRESENTED  BY THIS  CERTIFICATE  HAVE NOT BEEN
             REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, EXCHANGED, HYPOTHECATED OR TRANSFERRED IN ANY MANNER EXCEPT IN COMPLIANCE WITH SECTION 11 OF THE AGREEMENT PURSUANT TO WHICH THEY WERE ISSUED."

             Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act, of the securities represented thereby) shall also bear the above legend unless, in the opinion of the Company's counsel, the securities represented thereby need no longer be subject to such restrictions.

2. Exchange of Warrant Certificate. Any Warrant certificate may be exchanged for another certificate or certificates entitling the Warrantholder to purchase a like aggregate number of Shares as the certificate or certificates surrendered then entitled such Warrantholder to purchase. Any Warrantholder desiring to exchange a Warrant certificate shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, with signatures guaranteed, the certificate evidencing the Warrant to be so exchanged. Thereupon, the Company shall execute and deliver to the person entitled thereto a new Warrant certificate as so requested.

3. Term of Warrants; Exercise of Warrants; Redemption of Warrants.

             3.1 Warrant Exchange. Subject to the terms of this Agreement, the Warrantholder shall have the right, at any time during the period commencing at 9:00 a.m., New York Time, on March 10, 1999 and ending at 5:00 p.m., New York Time, on March 10, 2004 (the "Termination Date"), to purchase from the Company up to the number of fully paid and nonassessable Shares to which the Warrantholder may at the time be entitled to purchase pursuant to this Agreement, upon surrender to the Company, at its principal office, of the certificate evidencing the Warrants to be exercised, together with the purchase form on the reverse thereof duly filled in and signed, with signatures guaranteed, and upon payment to the Company of the Warrant Price (as defined in and determined in accordance with the provisions of this section 3 and sections 7 and 8 hereof), for the number of Shares in respect of which such Warrants are then exercised, but in no event for less than 100 Shares (unless less than an aggregate of 100 Shares are then purchasable under all outstanding Warrants held by a Warrantholder).

             3.2 Payment. Payment of the aggregate Warrant Price shall be made in cash, by wire transfer, or by certified or official bank check, or any combination thereof. Upon such surrender of the Warrants and payment of such Warrant Price as aforesaid, the Company shall issue and cause to be delivered within three (3) business days to the Warrantholder and in the name or names of the Warrantholder or, subject to compliance with the provisions of Section 11.1, in such name or names as the Warrantholder may designate, a certificate or certificates for the number of full Shares so purchased upon the exercise of the Warrant, together with cash, as provided in Section 9 hereof, in respect of any fractional Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such securities as of the date of surrender of the Warrants and payment of the Warrant Price, as aforesaid, notwithstanding that the certificate or certificates representing such securities shall not actually have been delivered or that the stock transfer books of the Company shall then be closed. The Warrants shall be exercisable, at the election of the Warrantholder, either in full or from time to time in part and, in the event that a certificate evidencing the Warrants is exercised in respect of less than all of the Shares specified therein at any time prior to the Termination Date, a new certificate evidencing the remaining portion of the Warrants will be issued by the Company and promptly delivered to the Warrantholder.

         3.3 Warrant Redemption. This Warrant may be redeemed at the option of the Company, at a redemption price of $0.10 per Share, at any time, provided that the Current Price (as defined herein below) shall have, for a period of any twenty (20) consecutive trading days exceeded $12.00 per Share (subject to adjustment in the same manner as the Warrant Price is subject to adjustment pursuant to Section 8.1 hereof), subject to the right of the Warrantholder to exercise such Warrants prior to redemption. Notice of redemption shall be given by the Company no more than five (5) trading days after the end of any such twenty (20) trading day period and no less than twenty (20) trading days before the date fixed for redemption. On and after the date fixed for redemption, the Registered Holder shall have no right with respect to this Warrant except to receive such redemption price of $0.10 per Warrant upon surrender of this Certificate. As used herein, the term "Current Price" shall mean the closing price of the Common Stock as reported by Bloomberg L.P. on the applicable market. The applicable market shall be the NASDAQ National Market, or if the Common Stock ceases to traded on the NASDAQ National Market, then the principal market or exchange on which the Common Stock is traded, or if not so traded, then the Current Price shall be determined jointly by the Warrantholder and the Company's Board of Directors in conjunction with the Company's independent outside auditors.

4. Payment of Taxes. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of the Warrants or the securities comprising the Shares; provided, however, the Company shall not be required to pay any tax which may be payable in respect of any secondary transfer of the Warrants or the securities comprising the Shares.

5. Mutilated or Missing Warrants. In case the certificate or certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warrantholder, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate or certificates, or in lieu of and substitution for the certificate or certificates lost, stolen or destroyed, a new Warrant certificate or certificates of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant and a bond of indemnity, if requested, also satisfactory in form and amount at the applicant's cost. Applicants for such substitute Warrants certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

6. Reservation of Shares. There has been reserved, and the Company shall at all times keep reserved so long as the Warrants remain outstanding, out of its authorized and unissued Common Stock, such number of shares of Common Stock as shall be subject to purchase under the Warrants. The Company will supply every transfer agent for the Common Stock and other securities of the Company issuable upon the exercise of the Warrants with duly executed stock and other certificates, as appropriate, for such purpose and will provide or otherwise make available any cash which may be payable as provided in Section 9 hereof.

7. Warrant Price. The price per Share at which Shares shall be . purchasable upon the exercise of the Warrants (the "Warrant Price") shall be $____.

8. Adjustment of Number of Shares. The number and kind of securities purchasable upon the exercise of the Warrants and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

             8.1 Adjustments. The number of Shares purchasable upon the exercise of the Warrants and the Warrant Price shall be subject to adjustment as follows:
In case the Company shall (i) pay a dividend in Common Stock or make a distribution in Common Stock, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its Common Stock other securities of the Company, the Warrant Price and the number of Shares purchasable upon exercise of the Warrants immediately prior thereto shall be proportionately adjusted so that the Warrantholder shall be entitled to receive the kind and number of Shares or other securities of the Company which it would have owned or would have been entitled to receive immediately after the happening of any of the events described above, had the Warrants been exercised at the Warrant Price immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subsection 8.1 shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

             For the purpose of this subsection 8.1, the term "Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

             8.2 Dividends. If during the term of the Warrants the Company shall declare, make or pay any dividend or other distribution, whether in cash, securities, or other property with respect to its Common Stock (other than a dividend or distribution described in subsection 8.1) the Company shall pay to the Warrantholder the cash, securities and other property which the Warrantholder would have been entitled to receive as a result of such dividend or distribution had the Warrants been exercised immediately prior thereto.

             8.3 Certificate of Adjustment. Whenever the number of Shares purchasable upon the exercise of the Warrants is adjusted as herein provided, the Company shall cause to be promptly mailed to the Warrantholder by first class mail, postage prepaid, notice of such adjustment and a certificate of the chief financial officer of the Company setting forth the number of Shares purchasable upon the exercise of the Warrants after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

             8.4 Preservation of Purchase Rights upon Reclassification, Consolidation, etc. In case of any consolidation of the Company with or merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property, assets or business of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing corporation, as the case may be, shall execute with the Warrantholder an agreement that the Warrantholder shall have the right thereafter upon payment of the Warrant Price in effect immediately prior to such action to purchase, upon exercise of the Warrants, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had the Warrants been exercised immediately prior to such action. In the event of a merger described in Section 368(a)(2)(E) of the Internal Revenue Code of 1986, in which the Company is the surviving corporation, the right to purchase Shares under the Warrants shall terminate on the date of such merger and thereupon the Warrants shall become null and void, but only if the controlling corporation shall agree to substitute for the Warrants its warrant which entitles the holder thereof to purchase upon its exercise the kind and amount of shares and other securities and property which it would have owned or been entitled to receive had the Warrants been exercised immediately prior to such merger. Any such agreements referred to in this subsection 8.4 shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 8.1 hereof. The provisions of this subsection 8.4 shall similarly apply to successive consolidations, mergers, sales or conveyances.

             8.5 Par Value of Shares of Common Stock. Before taking any action which would cause an adjustment effectively reducing the portion of the Warrant Price allocable to each Share below the then par value per share of the Common Stock issuable upon exercise of the Warrants, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Common Stock upon exercise of the Warrants.

             8.6 Independent Public Accountants. The Company may retain a firm of independent public accountants of recognized national standing (which may be any such firm regularly employed by the Company) to make any computation required under this Section 8, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this
Section 8.

             8.7  Statement  on  Warrant   Certificates.   Irrespective  of  any
adjustments in the number of securities issuable upon exercise of Warrants, Warrant certificates theretofore or thereafter issued may continue to express the same number of securities as are stated in the similar Warrant certificates initially issuable pursuant to this Agreement. However, the Company may, at any time with the consent of the Warrantholder, not to be unreasonably withheld, make any change in the form of Warrant certificate that it may deem appropriate and that does not affect the substance thereof; and any Warrant certificate thereafter issued, whether upon registration of transfer of, or in exchange or substitution for, an outstanding Warrant certificate, may be in the form so changed.

9. Fractional Interests. The Company shall not be required to issue fractional Shares on the exercise of the Warrants. If any fraction of a Share would, except for the provisions of this Section 9, be issuable on the exercise of the Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the then Current Market Price per share of Common Stock multiplied by such fraction.

10. No Rights as Shareholder; Notices to Warrantholder. Nothing contained in this Agreement or in the Warrants shall be construed as conferring upon the Warrantholder or its transferees any rights as a shareholder of the Company, including the right to vote, consent or receive notices as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter, provided however that the Warrantholder or its transferees shall have the right to receive dividends to the extent provided in
Section 8.2 hereof. If, however, at any time prior to the expiration of the Warrants and prior to their exercise, any one or more of the following events shall occur:

             10.1  any action which would require an adjustment pursuant to
Section 8.1; or

             10.2 a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger or sale of its property, assets and business as an entirety or substantially as an entirety) shall be proposed;

then the Company shall give notice in writing of such event to the Warrantholder, as provided in Section 14 hereof, at least 20 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to any relevant dividend, distribution, subscription rights or other rights or for the determination of shareholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to mail or receive such notice or any defect therein shall not affect the validity of any action taken with respect thereto.

11. Restrictions on Transfer.

             11.1 The Warrantholder agrees that prior to making any disposition of the Warrants or the Shares, including without limitation, to persons or entities identified in clauses (i) and (ii) of Section 1.3 other than pursuant to a registration statement or other notification or post-effective amendment thereto (hereinafter collectively a "Registration Statement") filed by the Company with, and declared effective, by, the Securities and Exchange Commission (the "Commission"), the Warrantholder shall give written notice to the Company describing briefly the manner in which any such proposed disposition is to be made and shall provide such other information as may reasonably be required by the Company and counsel familiar with securities matter to conclude that no Registration Statement under the Act is required with respect to such disposition, and no such disposition shall be made if the Company has notified the Warrantholder that in the opinion of counsel reasonably satisfactory to the Warrantholder a Registration Statement under the Act is required with respect to such disposition and no such Registration Statement has been filed by the Company with, and declared effective, if necessary, by, the Commission.

             11.2 The Company agrees that until all Shares have been sold under a Registration Statement or pursuant to Rule 144 under the Act, it will use its best efforts to keep current in filing all materials required to be filed with the Commission in order to permit the holders of such securities to sell the same under Rule 144.

             11.3 The Warrantholder has no intention to engage in, or has any agreement to engage in or enter into and will not enter into, any put option, short position, or other similar position with respect to the Shares, nor shall the Warrantholder transfer the Warrant or the Shares to any person, whether or not an affiliate, so as to enable or assist such person to enter into, any put option, short position, or other similar position with respect to the Shares.

12. Notices. Any notice pursuant to this Agreement by the Company or by a Warrantholder or a holder of Shares shall be in writing and shall be deemed to have been duly given if delivered or mailed by certified mail, return receipt requested:

             12.1 to the Warrantholder addressed to Talisman Capital Opportunity Fund Ltd., 16101 La Grande Drive, Suite 100, Little Rock, Arkansas 72211, Attention: Geoffrey Tirman.

             12.2 to the Company addressed to it at 16761 Hale Avenue, Irvine, California, 92606, Attention: Richard Little

             12.3 Each party may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

13. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company, the Warrantholder, or the holders of Shares shall bind and inure to the benefit of their respective successors and permitted assigns hereunder; provided, however, that neither this Agreement nor any of the rights or obligations hereunder may be assigned by a party to this Agreement without the written consent of the other party, the approval of which may not be unreasonably withheld; provided further, however, that any transferee of the Warrant must agree to be bound in writing by the provisions of this Agreement.

14. Merger or Consolidation of the Company. The Company will not merge or consolidate with or into any other corporation or sell all or substantially all of its property to another corporation, unless the provisions of Section 8.4 are complied with.

15. Survival of Representations and Warranties. All statements contained in any schedule, exhibit, certificate or other instrument delivered by or on behalf of the parties hereto, or in connection with the transactions contemplated by this Agreement, shall be deemed to be representations and warranties hereunder. Notwithstanding any investigations made by or on behalf of the parties to this Agreement, all representations, warranties and agreements made by the parties to this Agreement or pursuant hereto shall survive.

16. Applicable Law. This Agreement shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be construed in accordance with the laws of said State.

17. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrantholder and the holders of Shares any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Warrantholder and the holders of Shares.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year first above written.

                                ALYN CORPORATION


                                       By:
                                      Name:
                                     Title:


                     TALISMAN CAPITAL OPPORTUNITY FUND LTD.


                                       By:
                                      Name:
                                     Title:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, EXCHANGED, HYPOTHECATED OR TRANSFERRED IN ANY MANNER EXCEPT IN COMPLIANCE WITH
SECTION 11 OF THE AGREEMENT PURSUANT TO WHICH THEY WERE ISSUED.


                          Warrant Certificate No. _____

                       WARRANT TO PURCHASE 135,000 SHARES
                   OF COMMON STOCK, $0.001 PAR VALUE PER SHARE
                              VOID AFTER 5:00 P.M.
                        NEW YORK TIME, ON MARCH 10, 2004


                                ALYN CORPORATION
                ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

         This certifies that, for value received, TALISMAN CAPITAL OPPORTUNITY FUND LTD., the registered holder hereof or assigns (the "Warrantholder"), is entitled to purchase from ALYN CORPORATION (the "Company"), at any time during the period commencing at 9:00 a.m., New York Time, on March 10, 1999, and before 5:00 p.m., New York Time on March 10, 2004, at the purchase price per share determined in accordance with the provisions of the Warrant Agreement described below, (the "Warrant Price"), the number of shares of Common Stock of the Company set forth above (the "Shares"). The number of shares of Common Stock of the Company purchasable upon exercise of these Warrants shall be subject to adjustment from time to time as set forth in the Warrant Agreement referred to below. These Warrants are subject to redemption by the Company as provided in the Warrant Agreement.

         The Warrants evidenced hereby may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form attached hereto duly executed (with a signature guarantee as provided thereon) and simultaneous payment of the Warrant Price at the principal office of the Company. Payment of such price shall be made at the option of the Warrantholder by cash, by wire transfer, by certified or official bank check or any combination thereof and as otherwise set forth in the Warrant Agreement.

         The Warrants evidenced hereby represent the right to purchase an aggregate of up to 135,000 Shares and are issued under and in accordance with a Warrant Agreement, dated as of March 10, 1999 (the "Warrant Agreement"), between the Company and TALISMAN CAPITAL OPPORTUNITY FUND LTD. and are subject to the terms and provisions contained in the Warrant Agreement, to all of which the Warrantholder by acceptance hereof consents.

         Upon any partial exercise of the Warrants evidenced hereby, there shall be signed and issued to the Warrantholder a new Warrant Certificate in respect of the Shares as to which the Warrants evidenced hereby shall not have been exercised. These Warrants may be exchanged at the office of the Company by surrender of this Warrant Certificate properly endorsed for one or more new Warrants of the same aggregate number of Shares as are evidenced by the Warrant or Warrants exchanged. No fractional securities will be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction upon the exercise of one or more Warrants.
         These Warrants are transferable at the office of the Company in the manner and subject to the limitations set forth in the Warrant Agreement.

         This Warrant Certificate does not entitle any Warrantholder to any of the rights of a shareholder of the Company, except as otherwise provided in Sections 8.2 and Section 10 of the Warrant Agreement, and Section 3(1)(o) of the Loan Agreement and Section 6(a) of the Note..

                                ALYN CORPORATION



                                                     By:
                                                                       President

Dated:   March 9, 1999

ATTEST:



Secretary

                                ALYN CORPORATION

                                  PURCHASE FORM


ALYN CORPORATION
16761 Hale Avenue
Irvine , California 92606

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, __________ shares of Common Stock (the "Shares") provided for therein, and requests that certificates for the Shares be issued in the name of:
                 --------------------------------------------------
                (Please Print or Type Name, Address and Social Security Number)

                             --------------------------------------------------

                             --------------------------------------------------

and, if said number of Shares shall not be all the Shares purchasable hereunder, that a new Warrant Certificate for the balance of the Shares purchasable under the within Warrant Certificate be registered in the name of the undersigned Warrantholder or his Assignee as below indicated and delivered to the address stated below.

Dated:                                [                                      ]

Name of Warrantholder or Assignee:    [                                      ]

Address:                              [                                      ]
                                      [                                      ]
                                      [                                      ]

Signature:                          ___________________________________________

Note: The above signature must correspond with the name as written upon the face
of  this  Warrant  Certificate  in  every  particular,   without  alteration  or
enlargement or any change whatever, unless these Warrants have been assigned.

Signature Guaranteed: ____________________________________________

(Signature must be guaranteed by a bank or trust company having an office or correspondent in the United States or by a member firm of a registered securities exchange or the National Association of Securities Dealers, Inc.)

                                   ASSIGNMENT
                 (To be signed only upon assignment of Warrants)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                  (Name and Address of Assignee Must Be Printed or Typewritten)

                            ---------------------------------------------

                            ---------------------------------------------

                            ---------------------------------------------

the  within   Warrants,   hereby   irrevocably   constituting   and   appointing
__________________________ Attorney to transfer said Warrants on the books of the Company, with full power of substitution in the premises.

Dated:   ___________________

Signature of Registered Holder: ________________________________________


Note: The signature on this assignment must correspond with the name as it appears upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed: __________________________________________

(Signature must be guaranteed by a bank or trust company having an office or correspondent in the United States or by a member firm of a registered securities exchange or the National Association of Securities Dealers, Inc.)

Exhibit 4.6

                          CERTIFICATE OF DESIGNATIONS,

                            PREFERENCES AND RIGHTS OF

                    SERIES B EXCHANGEABLE PREFERRED STOCK OF

                                ALYN CORPORATION

                             PURSUANT TO SECTION 151

                     OF THE DELAWARE GENERAL CORPORATION LAW



         The undersigned, being the Chief Executive Officer and the Secretary of Alyn Corporation, a corporation organized and existing under and by virtue of the laws of the State of Delaware (hereinafter the "Corporation"), DO HEREBY
CERTIFY:

         FIRST: That pursuant to authority expressly granted and vested in the Board of Directors of said Corporation by the provisions of the Corporation's Certificate of Incorporation, said Board of Directors adopted the following resolution on March 15, 1999 determining the designations, preferences and rights of its Series B Exchangeable Preferred Stock:

         RESOLVED: That pursuant to the authority vested in the Board of Directors of the Corporation by the Corporation's Certificate of Incorporation, as amended and restated (the "Certificate of Incorporation"), a series of Preferred Stock of the Corporation be, and it hereby is, created out of the authorized but unissued shares of the capital stock of the Corporation, such series to be designated Series B Exchangeable Preferred Stock (the "Series B Exchangeable Preferred Stock"), to consist of 1,500 shares, par value $0.01 per share, of which the preferences and relative and other rights, and the qualifications, limitations or restrictions thereof, shall be as set forth in the Certificate of Designations annexed hereto:


1. Number of Shares of Series B Exchangeable Preferred Stock. Of the 5,000,000 shares of authorized but unissued Preferred Stock, $0.01 par value ("Preferred Stock") of the Corporation, one thousand five hundred (1,500) shares shall be designated and known as Series B Exchangeable Preferred Stock, par value $0.01 per share ("Series B Exchangeable Preferred Stock").

2.  Voting

 (a) Unless required by law, no holder of any shares of Series B Exchangeable Preferred Stock shall be entitled to vote at any meeting of stockholders of the Corporation (or any written actions of stockholders in lieu of meetings) with respect to any matters presented to the stockholders of the Corporation for their action or consideration. Notwithstanding the foregoing, the Corporation shall provide each holder of record of Series B Exchangeable Preferred Stock with timely notice of every meeting of stockholders of the Corporation and shall provide each holder with copies of all proxy materials distributed in connection therewith.

 b) So long as shares of Series B Exchangeable Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by the Delaware General Corporation Law) of the holders of at least 85% in interest of the then outstanding shares of Series B Exchangeable Preferred Stock:

   (i) alter or change the rights, preferences or privileges of the Series B Exchangeable Preferred Stock;

   (ii) create any new class or series of capital stock having a preference over the Series B Exchangeable Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation ("Senior Securities") or alter or change the rights, preferences or privileges of any Senior Securities so as to affect adversely the Series B Exchangeable Preferred Stock;

  (iii) increase the authorized number of shares of Series B Exchangeable Preferred Stock; or

   (iv) do any act or thing not authorized or contemplated by this Certificate of Designations which would result in taxation of the holders of shares of the Series B Exchangeable Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

         In the event holders of at least 85% in interest of the then outstanding shares of Series B Exchangeable Preferred Stock agree to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series B Exchangeable Preferred Stock, pursuant to subsection (b) above, so as to affect the Series B Exchangeable Preferred Stock, then the Corporation will deliver notice of such approved change to the holders of the Series B Exchangeable Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and Dissenting Holders shall have the right for a period of thirty (30) days to exchange any and all shares of then held Series B Exchangeable Preferred Stock pursuant to the terms of this Certificate of Designation as in effect prior to such alteration or change, or else to continue to hold their shares of Series B Exchangeable Preferred Stock.

3.  Dividends.

         The holders of shares of Series B Exchangeable Preferred Stock shall be entitled to receive, before any cash dividend shall be declared and paid upon or set aside for the Common Stock in any fiscal year of the Corporation, out of funds legally available for that purpose, cumulative dividends payable in cash or Common Stock (at the sole election of the Corporation) in an amount per share of Series B Exchangeable Preferred Stock outstanding for such fiscal year equal to $30.00. Such dividends shall accrue daily and be payable quarterly on April 30, July 31, October 31 and January 31 of each year. In the event that the Corporation shall elect to pay any such dividend payment in the form of Common Stock, such Common Stock shall be valued at the Market Price on the dividend payment date, as defined in Section 5 below.

4.  Liquidation.

 (a) If the Corporation shall commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or State bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or State bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of thirty (30) consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up (each such event being considered a "Liquidating Event"), no distribution shall be made to the holders of any shares of capital stock of the Corporation other than Senior Securities upon liquidation, dissolution or winding up unless prior thereto, the holders of shares of Series B Exchangeable Preferred Stock shall have received the Liquidation Preference (as defined in Section 4(c)) with respect to each share. If upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of the Series B Exchangeable Preferred Stock and holders of securities ranking pari passu as to preference upon liquidation with the Series B Exchangeable Preferred Stock shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series B Exchangeable Preferred Stock and such pari passu securities shall be distributed ratably among such shares in proportion to the ratio that that Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares. The Series B Exchangeable Preferred Stock shall rank pari passu with the Series A Exchangeable Preferred Stock for purposes of this Section 4.

 (b) At the option of each holder, the sale, conveyance of disposition of all or substantially all of the assets of the Corporation, the effectuation by the Corporation of a transaction or series or related transactions in which more than 50% of the voting power of the Corporation is disposed of, or the consolidation, merger or other business combination of the Corporation with or into any other person or persons when the Corporation is not the survivor shall be deemed to be a liquidation, dissolution or winding up of the Corporation pursuant to which the Corporation shall be required to distribute, upon consummation of and as a condition to such transaction an amount equal to the Liquidation Preference with respect to each outstanding share of Series B Exchangeable Preferred Stock held by such holder in accordance with and subject to the terms of this Section 4.

 (c) The Liquidation Preference shall be the Stated Value of $1,000 per share of Series B Exchangeable Preferred Stock plus all accrued but unpaid dividends.

5.  Optional Exchange.  The holders of shares of Series B
Exchangeable Preferred Stock shall have the following exchange rights:

 (a) Right to Exchange; Exchange Price. Subject to the terms, conditions, and restrictions of this Section 5, the holder of any shares of Series B Exchangeable Preferred Stock shall have the right to exchange each such share of Series B Exchangeable Preferred Stock (except that upon any liquidation of the Corporation, the right of exchange shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series B Exchangeable Preferred Stock) for an amount of shares of Common Stock equal to the Stated Value of such share or shares of Series B Exchangeable Preferred Stock divided by (i) during the one hundred fifty (150) day period following the Original Issuance Date, 120% of the average of the closing bid prices of the Common Stock on the Principal Market for the five Trading Days preceding, but not including, the Original Issuance Date (the "Set Price") and (ii) on and after the 151st day after the Original Issuance Date, the average of the two lowest consecutive closing prices, if so reported, or the two lowest consecutive closing bid prices, if the closing price is not reported, as reported by Bloomberg L.P., on the principal market for the Corporation's Common Stock based on trading volume (the "Principal Market") during the period of twenty (20) consecutive trading days ending with the last trading day prior to the date of exchange (the "Exchange Date") (the "Market Price"), after (ii) discounting the Market Price by fifteen percent (15%) to determine the exchange price (the "Exchange Price"). However, in no event shall the Exchange Price be greater than the Set Price (the "Maximum Exchange Price"). In addition, if the Exchange Price on any Exchange Date is less than $7.00, then the Corporation shall have the option, prior to or within two business hours (which may carry over to the next business day if after 4:00 p.m.) of receipt of an Exchange Notice from the holder and upon prior written notice to the holder, to pay the holder in shares of Common Stock as set forth above, or else in cash in an amount equal to (i) the closing ask price on the Principal Market on the Exchange Date multiplied by
(ii) the number of shares of Common Stock which would otherwise be issuable to the holder upon such exchange, or any combination of cash and Common Stock. If notice of the Corporation's election to pay the holder in cash is not received by the holder prior to or within two business hours of the receipt by the Corporation of an Exchange Notice, the Corporation shall issue to the holder shares of Common Stock unless otherwise agreed to by the holder. Unless the Corporation shall have obtained the approval of its voting stockholders to such issuance in accordance with the rules of the Principal Market, the Corporation shall not issue shares of Common Stock upon exchange of any shares of Series B Exchangeable Preferred Stock if such issuance of Common Stock, when added to the number of shares of Common Stock previously issued by the Corporation upon exchange of shares of the Series B Exchangeable Preferred Stock or upon exercise of the Warrants issued in connection with the issuance of the Series B Exchangeable Preferred Stock, would exceed 19.9% of the number of shares of the Corporation's Common Stock which were issued and outstanding on the Original Issuance Date; and, in such event, the Corporation shall honor such exchange request in cash in accordance with the previous sentence, irrespective of the Exchange Price, and the holder shall be a creditor of the Corporation in respect of such sum. The right to exchange shares of Series B Exchangeable Preferred Stock shall be pro-rated among the original purchasers of such shares or their respective subsequent transferees, if any, in order to comply with the aforesaid overall limitation. Any exchange which is paid in cash shall be paid within three (3) business days of the Exchange Date, or else the late delivery payments set forth in Section 5(d)(ii) hereof shall apply to such late payment, and, upon demand of the holder in such event of late delivery, the holder may require the Corporation to deliver the shares otherwise issuable upon such exchange.

(b)  Exchange  Date.

  (i) The holder of any shares of Series B Exchangeable Preferred Stock may exchange such shares immediately after the date upon which such shares of Series B Preferred Stock were originally issued (the "Original Issuance Date"); provided, that the Corporation shall have the right, on no more than six (6) occasions during the life the Series B Exchangeable Preferred Stock, by at least three (3) trading days' prior written notice to the holders, to refuse to honor any Exchange Notice delivered during any specified seven (7) calendar day period.

  (ii) In no event shall a holder be permitted to exchange any shares of Series B Exchangeable Preferred Stock in excess of the number of such shares upon the exchange of which, (x) the number of shares of Common Stock owned by such holder (other than shares of Common Stock issuable upon exchange of shares of Series B Exchangeable Preferred Stock) plus (y) the number of shares of Common Stock issuable upon such exchange of such shares of Series B Exchangeable Preferred Stock, would be equal to or exceed 9.9% of the number of shares of Common Stock then issued and outstanding, including shares issuable upon exchange of the Series B Exchangeable Preferred Stock held by such holder after application of this Section 5(b)(ii). As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. To the extent that the limitation contained in this Section 5(b)(ii) applies, the determination of whether shares of Series B Exchangeable Preferred Stock are exchangeable (in relation to other securities owned by holder) and of which shares of Series B Exchangeable Preferred Stock are exchangeable shall be in the sole discretion of such holder, and the submission of shares of Series B Exchangeable Preferred Stock for exchange shall be deemed to be such holder's determination of whether such shares of Series B Exchangeable Preferred Stock are exchangeable (in relation to other securities owned by such holder) and of which shares of Series B Exchangeable Preferred Stock are exchangeable, in each case subject to such aggregate percentage limitation, and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a holder to exchange such shares of Series B Exchangeable Preferred Stock at such time as such exchange will not violate the provisions of this paragraph. The provisions of this Section 5(b)(ii) may be waived by a holder of Series B Exchangeable Preferred Stock as to itself (and solely as to itself) upon not less than 75 days' prior notice to the Corporation, and the provisions of this Section 5(b)(ii) shall continue to apply until such 75th day (or such later date as may be specified in such notice of waiver). No exchange in violation of this paragraph but otherwise in accordance with this Certificate of Designation shall affect the status of the Common Stock issued upon such exchange as validly issued, fully-paid and nonassessable.

 (c) Notice of Exchange. The right of exchange shall be exercised by the holder thereof by giving written notice (the "Exchange Notice") to the Corporation, by facsimile or by registered mail or overnight delivery service, with a copy by facsimile to the Corporation's then transfer agent for its Common Stock, as designated by the Corporation from time to time, that the holder elects to exchange a specified number of shares of Series B Exchangeable Preferred Stock representing a specified Stated Value thereof for Common Stock and, if such exchange will result in the exchange of all of such holder's shares of Series B Exchangeable Preferred Stock, by surrender of a certificate or certificates for the shares so to be Exchanged to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series B Exchangeable Preferred Stock) at any time during its usual business hours on the date set forth in the Exchange Notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued. The Exchange Notice shall include therein the Stated Value of shares of Series B Exchangeable Preferred Stock to be Exchanged, and a calculation, if applicable, (i) of the Market Price, (ii) the Exchange Price, and (iii) the number of shares of Common Stock to be issued in connection with such Exchange.

 (d) Issuance of Certificates;  Time Exchange Effected.

   (i) Promptly, but in no event more than three business days, after the receipt of the Exchange Notice referred to in Section 5(c) and surrender of the certificate or certificates for the share or shares of Series B Exchangeable Preferred Stock to be exchanged (if required), the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock for which such shares of Series B Exchangeable Preferred Stock are exchanged. To the extent permitted by law, such exchange shall be deemed to have been effected on the date on which such Exchange Notice shall have been received by the Corporation and at the time specified stated in such Exchange Notice, which must be during the calendar day of such notice, and at such time the rights of the holder of such share or shares of Series B Exchangeable Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exchange shall be deemed to have become the holder or holders of record of the shares represented thereby. Issuance of shares of Common Stock issuable upon exchange which are requested to be registered in a name other than that of the registered holder shall be subject to compliance with all applicable federal and state securities laws. In the event that the Corporation elects to pay cash in lieu of issuing Common Stock in accordance with Section 5(a) hereof, such cash payment shall be made on or before the third business day after receipt of an Exchange Notice.

  (ii) The Corporation understands that a delay in the issuance of the shares of Common Stock beyond three business days could result in economic loss to the holder. As compensation to the holder for such loss, the Corporation agrees to pay late payments to the holder for late issuance of shares of Common Stock upon exchange in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond three (3) business days from the date of receipt by the Corporation of the Exchange Notice):


                                                                             Late Payment For Each
                                                                        $5,000 of Liquidation Preference
                No. Business Days Late                                       Amount Being Exchanged
-------------------------------------------------------     ---------------------------------------------------------

                          1                                                           $100
                          2                                                           $200
                          3                                                           $300
                          4                                                           $400
                          5                                                           $500
                          6                                                           $600
                          7                                                           $700
                          8                                                           $800
                          9                                                           $900
                          10                                                         $1,000
                         >10                                          $1,000 + $200 for each Business Day
                                                                              Late beyond 10 days


The Corporation shall pay any payments incurred under this Section in immediately available funds upon demand. Nothing herein shall limit holder's right to pursue injunctive relief and/or actual damages for the Corporation's failure to issue and deliver Common Stock to the holder, including, without limitation, the holder's actual losses occasioned by any "buy-in" of Common Stock necessitated by such late delivery. Furthermore, in addition to any other remedies which may be available to the holder, in the event that the Corporation fails for any reason to effect delivery of such shares of Common Stock within five business days the date of receipt of the Exchange Notice, the holder will be entitled to revoke the relevant Exchange Notice by delivering a notice to such effect to the Corporation whereupon the Corporation and the holder shall each be restored to their respective positions immediately prior to delivery of such Exchange Notice.

  (iii) If, at any time (a) the Corporation challenges, disputes or denies the right of the holder to effect the exchange of the Series B Exchangeable Preferred Stock into Common Shares or otherwise dishonors or rejects any Exchange Notice delivered in accordance with this Section 5 or (b) any third party who is not and has never been an Affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of the holder obtains a judgment or any injunctive relief from any court or public or governmental authority which denies, enjoins, limits, modifies, delays or disputes the right of the holder hereof to effect the exchange of the Series B Exchangeable Preferred Stock into Common Shares, then the holder shall have the right, by written notice to the Corporation, to require the Corporation to promptly redeem the Series B Exchangeable Preferred Stock for cash at a redemption price equal to one hundred twenty percent (120%)of the Stated Value thereof (the "Mandatory Purchase Amount"). Under any of the circumstances set forth above, the Corporation shall be responsible for the payment of all costs and expenses of the holder, including reasonable legal fees and expenses, as and when incurred in disputing any such action or pursuing its rights hereunder (in addition to any other rights of the holder). In the absence of an injunction precluding the same, the Corporation shall issue shares upon a properly noticed exchange.

  (iv)  The holder shall be entitled  to  exercise   its   exchange   privilege
notwithstanding the commencement of any case under 11 U.S.C. ss. 101 et seq. (the "Bankruptcy Code"). In the event the Corporation is a debtor under the Bankruptcy Code, the Corporation hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. ss. 362 in respect of the holder's exchange privilege. The Corporation hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. ss. 362 in respect of the exchange of the Series B Exchangeable Preferred Stock. The Corporation agrees, without cost or expense to the holder, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. ss. 362.

 (e) Fractional Shares. No fractional shares shall be issued upon exchange of Series B Exchangeable Preferred Stock for Common Stock. All fractional shares shall be rounded up to the nearest whole share.

 (f) Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, or, in the case of any consolidation, merger or mandatory share exchange of the Corporation into any other company, then, as a condition of such reorganization, reclassification or exchange, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series B Exchangeable Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the exchange of such share or shares of Series B Exchangeable Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such exchange had such reorganization, reclassification or exchange not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the exchange rights) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such exchange rights.

 (g) Adjustments for Splits, Combinations, etc. The Exchange Price and the number of shares of Common Stock into which the Series B Exchangeable Preferred Stock shall be Exchangeable shall be adjusted for stock splits, stock dividends, combinations or other similar events. No adjustment to the Exchange Price will be made for dividends (other than stock dividends), if any, paid on the Common Stock or for securities issued pursuant to exercise for fair value of options, warrants or restricted stock.

6.  Mandatory Exchange.

 (a) Mandatory Exchange Date. If (i) on or after the third year anniversary of the Original Issuance Date of any share of Series B Exchangeable Preferred Stock, or (ii) at any time on or after the 151st day after such Original Issuance Date if the average of the closing bid prices for the Corporation's Common Stock on the Principal Market for five consecutive trading days ending on the trading day prior to the date provided for herein is at least $7.00 per share (adjusted for any splits or reverse splits) (such date as selected by the Corporation being the "Mandatory Exchange Date"), there remain issued and outstanding any shares of Series B Exchangeable Preferred Stock and a registration statement permitting the resale by the holder of the Common Stock issuable upon such exchange is then effective and remains effective through the Mandatory Exchange Date, then the Corporation shall be entitled to require all (but not less than all) holders of shares of Series B Exchangeable Preferred Stock then outstanding to exchange their shares of Series B Exchangeable Preferred Stock for shares of Common Stock or, at the option of the Corporation, to buy out all such holders in cash, at the then effective Exchange Price pursuant to Section 5(a). The Corporation shall provide no more than three (3) trading days' written notice (the "Mandatory Exchange Notice") to the holders of shares of Series B Exchangeable Preferred Stock of such mandatory exchange or such mandatory buy-out. The Mandatory Exchange Notice shall include (i) the Stated Value of the shares of Series B Exchangeable Preferred Stock to be exchanged or bought out, (ii) the Exchange Price at the Mandatory Exchange Date, and (iii) the number of shares of the Corporation's Common Stock to be issued (or the amount of cash to be paid in the event of a buy-out) upon such mandatory exchange or such mandatory buy-out at the then applicable Exchange Price. Notwithstanding the foregoing, in no event shall the Corporation exchange that portion of the Series B Exchangeable Preferred Stock to the extent that the issuance of Common Stock upon the exchange of such Series B Exchangeable Preferred Stock, when combined with shares of Common Stock received upon other exchanges of Series B Exchangeable Preferred Stock by such holder and any other holders of Series B Exchangeable Preferred Stock or upon exercise of the Stock Purchase Warrants referred to in Section 5(a), would exceed 19.9% of the Common Stock outstanding on the Original Issuance Date (unless stockholder approval has been obtained as described in Section 5(a)), or as to any individual holder, make such holder the beneficial owner of 9.9% or more of the Corporation's then-outstanding Common Stock.

 (b) Surrender of Certificates. On or before the Mandatory Exchange Date, each holder of shares of Series B Exchangeable Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such Mandatory Exchange Notice (or an affidavit of lost certificate in form and content reasonably satisfactory to the Corporation), and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled or, in the event of a buy-out by the Corporation, the amount of cash such holder is entitled within three business days. On the Mandatory Exchange Date, all rights with respect to the Series B Exchangeable Preferred Stock so exchanged, including the rights, if any, to receive notices and vote, will terminate. All certificates evidencing shares of Series B Exchangeable Preferred Stock that are required to be surrendered for Exchange in accordance with the provisions hereof, from and after the Mandatory Exchange Date, shall be deemed to have been retired and cancelled, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action as may be necessary to reduce the authorized Series B Exchangeable Preferred Stock accordingly.

7.  Redemption of Series B Exchangeable Preferred Stock.

 (a) Right to Redeem Series B Exchangeable Preferred Stock. At any time and from time to time upon the earlier of (i) the financial closing of an underwritten public offering of the Corporation's Common Stock or (ii) six months after the Original Issuance Date, the Corporation may, in its sole discretion, but shall not be obligated to, redeem, in whole or in part, the then issued and outstanding shares of Series B Exchangeable Preferred Stock, at a price equal to 140% of the Stated Value, plus all accrued but unpaid dividends through the Redemption Date. In the event that the Corporation's Common Stock shall cease to be listed or quoted on a national securities exchange, The Nasdaq Stock Market or the OTC Bulletin Board, then the Corporation shall, within fifteen (15) days of such event, redeem all outstanding shares of Series B Exchangeable Preferred Stock at a price equal to 115% of the Stated Value, plus all accrued but unpaid dividends thereon through the Redemption Date. Such redemption shall be mandatory and the holders of Series B Exchangeable Preferred Stock shall, from and after the Redemption Date, be creditors of the Corporation for such purpose.

 (b) Notice of Redemption. The Corporation shall provide each holder of record of the Series B Exchangeable Preferred Stock being redeemed with written notice of redemption (the "Redemption Notice") not less than 10 days prior to any date stipulated by the Corporation for the redemption of the Series B Exchangeable Preferred Stock (the "Redemption Date"). The Redemption Notice shall contain (i) the Redemption Date, (ii) the number of shares of Series B Exchangeable Preferred Stock to be redeemed from the holder to whom
the Redemption  Notice is delivered,   (iii)   instructions  for surrender  to
the Corporation of the certificate or certificates representing the shares of Series B Exchangeable Preferred Stock to be redeemed, and (iv) a procedure for the holder to specify the number of shares of Series B Exchangeable Preferred Stock to be exchanged into Common Stock pursuant to Section 5, subject to the limitation set forth in Section 7(c).

 (c) Right to Exchange Series B Exchangeable Preferred Stock upon Receipt of Redemption Notice. Upon receipt of the Redemption Notice, the recipient thereof shall have the option, at its sole election, to specify what portion of the Series B Exchangeable Preferred Stock called for redemption in the Redemption Notice shall be redeemed as provided in this Section 7 or exchanged for Common Stock in the manner provided in Section 5 and limited to those shares which would otherwise be exchangeable pursuant to Section 5(b). If the holder of the Series B Exchangeable Preferred Stock called for redemption elects to exchange any of such shares then eligible for exchange, then such exchange shall take place on the Exchange Date specified by the holder, but in no event after the Redemption Date, in accordance with the terms of Section 5.

 (d) Surrender of Certificates; Payment of Redemption Price. On or before the Redemption Date, each holder of the shares of Series B Exchangeable Preferred Stock to be redeemed shall surrender the required certificate or certificates representing such shares to the Corporation (or an affidavit of lost certificate in form and content reasonably satisfactory to the Corporation), in the manner and at the place designated in the Redemption Notice, and upon payment to the holder of the Redemption Price, each such surrendered certificate shall be cancelled and retired. If payment of such redemption price is not made in full by the Redemption Date, the Holder shall again have the right to exchange the Series B Exchangeable Preferred Stock as provided in Section 5 hereof. If a certificate is surrendered and all the shares evidenced thereby are not being redeemed, the Corporation shall issue new certificates to be registered in the names of the person(s) whose name(s) appear(s) as the owners on the respective surrendered certificates and deliver such certificate to such person(s).

8.  Notices.  In case at any time:

 (a) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other pro rata distribution to the holders of its Common Stock; or

 (b) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights; or

 (c) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

 (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by telex or facsimile or by recognized overnight delivery service to non-U.S. residents, addressed to each holder of any shares of Series B Exchangeable Preferred Stock at the address of such holder as shown on the books of the Corporation, (i) at least twenty (20) business days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) business days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

9. Stock to be Reserved. The Corporation, upon the effective date of this Certificate of Designations, has a sufficient number of shares of Common Stock available to reserve for issuance upon the exchange of all outstanding shares of Series B Exchangeable Preferred Stock. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the exchange of Series B Exchangeable Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the exchange of all outstanding shares of Series B Exchangeable Preferred. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued, fully paid and non-assessable. The Corporation will take all such action as may be so taken without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed to have a sufficient number of authorized but unissued shares of Common Stock to issue upon exchange of the Series B Exchangeable Preferred Stock. The Corporation will not take any action which results in any adjustment of the exchange rights if the total number of shares of Common Stock issued and issuable after such action upon exchange of the Series B Exchangeable Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Corporation's Certificate of Incorporation.

10. No Reissuance of Series B Exchangeable Preferred Stock. Shares of Series B Exchangeable Preferred Stock which are exchanged for shares of Common Stock as provided herein shall not be reissued.

11. Issue Tax. The issuance of certificates for shares of Common Stock upon exchange of Series B Exchangeable Preferred Stock shall be made without charge to the holder for any United States issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series B Exchangeable Preferred Stock which is being exchanged.

12. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series B Exchangeable Preferred Stock or of any shares of Common Stock issued or issuable upon the exchange of any shares of Series B Exchangeable Preferred Stock in any manner which interferes with the timely exchange of such Series B Exchangeable Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

13. Definitions. As used in this Certificate of Designations, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, $0.001 par value per share, as constituted on the date of filing of these terms of the Series B Exchangeable Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon exchange of shares of Series B Exchangeable Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization, reclassification, or stock split of the outstanding shares thereof, the stock, securities or assets provided for in Subparagraph 5(f) and (g). Any capitalized terms used in this Certificate of Designations but not defined herein shall have the meanings set forth in that certain Exchangeable Preferred Shares and Warrant Purchase Agreement dated as of March 15, 1999 among the Corporation and the other persons signatory thereto, a copy of which will be provided to any stockholder of the Corporation upon request to the Secretary of the Corporation, without charge.

14. Loss, Theft, Destruction of Preferred Stock. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of certificates representing shares of Series B Exchangeable Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of the Series B Exchangeable Preferred Stock certificate, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated certificates for Series B Exchangeable Preferred Stock, new certificates for Series B Exchangeable Preferred Stock of like tenor. The Series B Exchangeable Preferred Stock shall be held and owned upon the express condition that the provisions of this Section 14 are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen shares of Series B Preferred Stock and shall preclude any and all other rights and remedies notwithstanding any law or statue existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

15. Who Deemed Absolute Owner. The Corporation may deem the person in whose name the Series B Exchangeable Preferred Stock shall be registered upon the registry books of the Corporation to be, and may treat it as, the absolute owner of the Series B Exchangeable Preferred Stock for the purpose of exchange of the Series B Exchangeable Preferred Stock and for all other purposes, and the Corporation shall not be affected by any notice to the contrary. All such payments and such exchange shall be valid and effectual to satisfy and discharge the liability upon the Series B Exchangeable Preferred Stock to the extent of the sum or sums so paid or the exchange so made.

16. Register. The Corporation shall maintain a transfer agent, which may be the transfer agent for the Common Stock, for the registration of the Series B Exchangeable Preferred Stock. Upon any transfer of the Series B Exchangeable Preferred Stock in accordance with the provisions hereof, the Corporation shall register or cause the transfer agent to register such transfer on the Series B Exchangeable Preferred Stock register.

17. Withholding. To the extent required by applicable law, the Corporation may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Corporation from any payments made pursuant to the Series B Exchangeable Preferred Stock.

18. Headings. The headings of the Sections of this Certificate of Designations are inserted for convenience only and do not constitute a part of this Certificate of Designations.



IN WITNESS WHEREOF, Steven S. Price, President and Chief Executive Officer of the Corporation, under penalties of perjury, does hereby declare and certify that this is the act and deed of the Corporation and the facts stated herein are true and accordingly has signed this Certificate of Designations as of this 17th day of March, 1999.

                                                  ALYN CORPORATION

                                         By:   ________________________________
                                                Steven S. Price, President and
                                                   Chief Executive Officer
Attest:


--------------------------------------
Richard Little, Secretary

Exhibit 4.7


                                    EXHIBIT C

                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT, dated as of March 15, 1999, between Esquire Trade & Finance Inc., Austinvest Anstalt Balzers and AMRO International, S.A. (collectively, "Holder"), and ALYN CORPORATION, a Delaware corporation (the "Company").

                  WHEREAS, simultaneously with the execution and delivery of this Agreement, the Holder is purchasing from the Company, pursuant to an Exchangeable Preferred Stock and Warrant Purchase Agreement dated the date hereof (the "Purchase Agreement"), $1,500,000 liquidation preference amount of Exchangeable Preferred Shares and Warrants to purchase up to 65,000 shares of the Company's Common Stock (terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement); and

                  WHEREAS, the Company desires to grant to the Holder the registration rights set forth herein with respect to the shares of Common Stock issuable upon exchange of the Exchangeable Preferred Shares purchased from time to time pursuant to the Purchase Agreement, shares of Common Stock issuable as dividends on the Exchangeable Preferred Shares and shares of Common Stock issuable upon exercise of the Warrants (hereinafter referred to as the "Stock" or "Securities" of the Company).

                  NOW, THEREFORE, the parties hereto mutually agree as follows:

                  Section 1. Registrable Securities. As used herein the term "Registrable Security" means the Securities until (i) the Registration Statement has been declared effective by the Commission, and all Securities have been disposed of pursuant to the Registration Statement, (ii) all Securities have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) all Securities have been otherwise transferred to holders who may trade such Securities without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such Securities not bearing a restrictive legend or (iv) such time as, in the opinion of counsel to the Company, all Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be deemed to be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement.

                  Section 2. Restrictions on Transfer. The Holder acknowledges and understands that prior to the registration of the Securities as provided herein, the Securities are "restricted securities" as defined in Rule 144 promulgated under the Act. The Holder understands that no disposition or transfer of the Securities may be made by Holder in the absence of (i) an opinion of counsel to the Holder that such transfer may be made without registration under the Securities Act or (ii) such registration.

                           With a view to making available to the Holder the
benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Holder to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

                           (a) comply with the provisions of paragraph (c)(1) of
Rule 144; and

                           (b) file with the  Commission  in a timely manner all
reports and other documents required  to be filed by the  Company  pursuant to
Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Holder, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.

                  Section 3. Registration Rights With Respect to the Securities.


                           (a)  The  Company  agrees  that it will  prepare
and file with the Securities and Exchange Commission ("Commission"), within forty-five (45) days after the Closing Date a registration statement (on Form S-3, or other appropriate registration statement form) under the Securities Act (the "Registration Statement"), at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of all holders of the Securities issued at the Closing, so as to permit a public offering and resale of the Securities under the Act by the holders thereof as selling stockholders and not as underwriters.

                           The Company shall use its best efforts to cause such
Registration Statement to become effective within ninety (90) days from the Closing Date (or 120 days if the SEC makes a "full review" of the Registration Statement), or, if earlier, within five (5) days of SEC clearance to request acceleration of effectiveness. The number of shares designated in the Registration Statement to be registered shall include all the Warrant Shares and at least 167% of the number of shares of Common Stock which would be issued upon exchange of the Preferred Shares assuming a Market Price equal to the greater of the (i) applicable Closing Date closing bid price or (ii) the closing bid price the Trading Day prior to filing the Registration . Statement, such number of shares as the Company deems prudent for the purpose of issuing shares of Common Stock as dividends on the Exchangeable Preferred Shares, and shall include appropriate language regarding reliance upon Rule 416 to the extent permitted by the Commission. The Company will notify Holder of the effectiveness of the Registration Statement within one Trading Day of such event. In the event that the number of shares so registered shall be insufficient to register the resale of all of the Securities, then the Company shall be obligated to file, within thirty (30) days of notice from any Holder, a further Registration Statement registering such remaining shares.

                           (b)  The  Company  will  maintain  the   Registration
Statement or post-effective amendment filed under this Section 3 hereof effective under the Securities Act until the earlier of (i) the date that none of the Convertible Preferred Shares, the Warrant or the Securities covered by such Registration Statement are or may become issued and outstanding, (ii) the date that all of the Securities have been sold pursuant to such Registration Statement, (iii) the date the holders thereof receive an opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Holder, that the Securities may be sold under the provisions of Rule 144 without limitation as to volume, (iv) all Securities have been otherwise transferred to Holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (v) all Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Holder (the "Effectiveness Period").

                           (c)  All fees, disbursements and out-of-pocket
expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under subparagraph 3(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Holder shall bear the cost of underwriting and/or brokerage
discounts,   fees  and  commissions,   if  any, applicable to the Securities
being registered and the fees and expenses of its counsel. The Holder and its counsel shall have a reasonable period, not to exceed three (3) Trading Days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the Commission, and the Company shall provide each Holder with copies of any comment letters received from the Commission with respect thereto within two (2) Trading Days of receipt thereof. The Company shall make reasonably available for inspection by Holder, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by such Holder or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the Company's officers, directors and employees to supply all information reasonably requested by such Holder or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential, proprietary or containing any material non-public information shall be kept confidential by such Holder and any such underwriter, attorney, accountant or agent (pursuant to an appropriate confidentiality agreement in the case of any such Holder or agent), unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of the Holders and the other parties entitled thereto by one firm of counsel designated by and on behalf of the majority in interest of Holders and other parties. The Company shall qualify any of the securities for sale in such states as any Holder reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply the Holders with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Holders.

                           (d) The Company shall not be required by this Section
3 to include a Holder's Securities in any Registration Statement which is to be filed if, in the opinion of counsel for both the Holder and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Holder and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the Securities Act.

                           (e)  In the event that (i) the Registration
Statement to be filed by the Company pursuant to Section 3(a) above is not filed with the Commission within forty-five (45) days from the Closing Date,
(ii) such Registration Statement is not declared effective by the Commission within the earlier of ninety (90) days from the Closing Date (or 120 days if the Commission makes a "full review" of the Registration Statement) or five (5) days of clearance by the Commission to request effectiveness, or (iii) such Registration Statement is not maintained as effective by the Company for the period set forth in Section 3(b) above (each a "Registration Default") then the Company will pay Holder (pro rated on a daily basis), as liquidated damages for such failure and not as a penalty one percent (1%) of the aggregate market value of shares of Common Stock purchased from the Company (including the Exchange Shares which would be issuable upon conversion of the Exchangeable Preferred Shares on any date of determination, and whether or not the Exchangeable Preferred Shares are then exchangeable pursuant to their terms) and held by the Holder for every seven (7) day period or portion thereof thereafter until such Registration Statement has been filed, and in the event of late effectiveness (in case of clause (ii) above) or lapsed effectiveness (in the case of clause (iii) above), one percent (1%) of the aggregate market value of shares of Common Stock purchased from the Company and held by the Holder (including the Exchange Shares which would be issuable upon exchange of the Exchangeable Preferred Shares on any date of determination, and whether or not the Exchangeable Preferred Shares are then exchangeable pursuant to their terms) for every seven (7) day period or portion thereof thereafter (regardless of whether one or more such Registration Defaults are then in existence) until such Registration Statement has been declared effective. Such payment of the liquidated damages shall be made to the Holder in cash, within five (5) calendar days of demand, provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Securities pursuant to this Section. The market value of the Common Stock for this purpose shall be the closing price (or last trade, if so reported) on the Principal Market for each day during such Registration Default. Notwithstanding anything to the contrary contained herein, a failure to maintain the effectiveness of a filed Registration Statement or the ability of a Holder to use an otherwise effective Registration Statement to effect resales of Securities during the period after 45 days and within 90 days from the end of the Company's fiscal year resulting solely from the need to update the Company's financial statements contained or incorporated by reference in such Registration Statement shall not constitute a Registration Default and shall not trigger the accrual of liquidated damages hereunder.

                           If the Company does not remit the payment to the
Holder as set forth above, the Company will pay the Holder reasonable costs of collection, including attorneys' fees, in addition to the liquidated damages. The registration of the Securities pursuant to this provision shall not affect or limit Holder's other rights or remedies as set forth in this Agreement.

                           (f)  No provision contained herein shall preclude the
Company from selling securities pursuant to any Registration Statement in which it is required to include Securities pursuant to this Section 3.

                           (g)  If at any time or from time to time after
the effective date of any Registration Statement, the Company notifies the Holder in writing of the existence of a Potential Material Event (as defined in Section 3(h) below), the Holder shall not offer or sell any Securities or engage in any other transaction involving or relating to Securities, from the time of the giving of notice with respect to a Potential Material Event until such Holder receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend the right to such holders of Securities for more than twenty (20) days in the aggregate during any twelve month period, during the periods any Registration Statement is required to be in effect.
If a Potential Material Event shall occur prior to the date a Registration Statement is required to be filed, then the Company's obligation to file such Registration Statement shall be delayed without penalty for not more than twenty (20) days, and such delay or delays shall not constitute a Registration Default. The Company must give Holder notice in writing at least two (2) Trading Days prior to the first day of the blackout period.

                           (h)   "Potential Material Event" means any of the
following: (a) the possession by the Company of material information not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer, the Chief Financial Officer or the Board of Directors of the Company that disclosure of such information in a Registration Statement would be detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer, the Chief Financial Officer or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer, the Chief Financial Officer or the Board of Directors of the Company that the applicable Registration Statement would be materially misleading absent the inclusion of such information.

                  Section 4. Cooperation with Company. Holder will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Holder and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Nothing in this Agreement shall obligate the Holder to consent to be named as an underwriter in any Registration Statement. The obligation of the Company to register the Registrable Securities shall be absolute and unconditional as to those Securities which the Commission will permit to be registered without naming the Holder as an underwriter. Any delay or delays caused by the Holder by failure to cooperate as required hereunder shall not constitute a Registration Default.

                  Section 5. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the Holder's assistance and cooperation as reasonably required with respect to each Registration Statement:

                           (a) (i)  prepare and file with the Commission such
amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder of such Registrable Securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Act) and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           (b) (i) prior to the filing  with the  Commission  of
any Registration Statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto), provide draft copies thereof to the Holders as required by Section 3(c) and reflect in such documents all such comments as the Holders (and their counsel) reasonably may propose respecting the Selling Shareholders and Plan of Distribution sections (or equivalents) and (ii) furnish to each Holder such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Holder;

                           (c)  register and qualify the Registrable
Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Holder shall reasonably request (subject to the limitations set forth in Section 3(d) above), and do any and all other acts and things which may be necessary or advisable to enable each
 Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

                           (d)  list such Registrable Securities on the
American Stock Exchange, other national securities exchange, the Nasdaq National Market or the Nasdaq Small-Cap Market, on which the Common Stock of the Company is then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange or Nasdaq;

                           (e)   notify each Holder of Registrable Securities
covered by the Registration Statement, at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall prepare and file a curative amendment under Section 5(a) as quickly as commercially possible;

                           (f) as promptly as  practicable  after becoming aware
of such event, notify each Holder who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

                           (g)  cooperate with the Holders who hold
Registrable Securities being offered to facilitate  the  timely   preparation
and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the
Registrable   Securities  to  be  in  such denominations  or  amounts,  as the case may be, as the Holders reasonably may request and registered in such names as the Holder may request; and, within three business days after a Registration Statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

                           (h)  take all such other lawful actions
reasonably necessary to expedite and facilitate the disposition by the Holders of their Registrable Securities in accordance with the intended methods therefor provided in the prospectus which are customary for issuers to perform under the circumstances;

                           (i)  in the event of an underwritten offering,
promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment; and

                           (j)  maintain a transfer agent and registrar for
it's Common Stock.

                  Section 6.  Indemnification.

                           (a)  To the maximum extent permitted by law, the
Company agrees to indemnify and hold harmless the Holder and each person, if any, who controls the Holder within the meaning of the Securities Act ("Distributing Holder") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), to which the Distributing Holder may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any . material fact contained in any Registration Statement, or any related preliminary prospectus, final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Holder, its counsel, affiliates or any underwriter, specifically for use in the preparation thereof. This Section 6(a) shall not inure to the benefit of any Distributing Holder with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Distributing Holder failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the prospectus contained in such Registration Statement to such person at or prior to the written confirmation to such person of the sale of such Registrable Securities, where the Distributing Holder was obligated to do so under the Securities Act or the rules and regulations promulgated thereunder. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                           (b) To the  maximum  extent  permitted  by law,  each
Distributing Holder agrees that it will indemnify and hold harmless the Company,  and each officer,  director of the Company or person, if any, who  controls the Company  within the meaning of the Securities
Act, against any losses,  claims,  damages or liabilities  (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys'
fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, or any related preliminary prospectus, final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Holder, its counsel, affiliates or any underwriter, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Distributing Holder may otherwise have.

                           (c) Promptly  after receipt by an  indemnified  party
under this Section 6 of notice of the commencement of any action, such  indemnified  party will, if a claim in respect thereof is to be made against the indemnifying  party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent the failure of the indemnified party to provide such written notification is prejudicial to the ability of the indemnifying party to defend such action. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified parties as a group shall have the right to employ one separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the indemnified party or any other indemnified party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the indemnified party, which firm shall be designated in writing by the indemnified party). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

                  Section 7. Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of
Section 6 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Distributing Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Holder on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Holder agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Notwithstanding any other provision of this Section 7, in no event shall any (i) Holder be required to undertake liability to any person under this Section 7 for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of such Holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) underwriter be required to undertake liability to any person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to such Registration Statement.

                  Section 8. Notices. All notices, demands, requests,  consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.
The addresses for such communications shall be:

If to the Company:                           Alyn Corporation
                                             16761 Hale Avenue
                                             Irvine, California 92606
                                             Attention: Chief Financial Officer
                                             Telephone: (949) 475-1525
                                             Facsimile: (949) 475-1533




                     With a copy to:           Brobeck, Phleger & Harrison LLP
                     (shall not constitute     38 Technology Drive
                     notice)                   Irvine, California 92618
                                               Attention: Bruce R. Hallett, Esq.
                                               Telephone: (949) 790-6300
                                               Facsimile: (949) 790-6301


If to the Investor:                      As set forth in the Purchase Agreement


        with a copy to:                         Epstein Becker & Green, P.C.
        (shall not constitute notice)           250 Park Avenue
                                                New York, NY 10177
                                                Attention: Joseph A. Smith, Esq.
                                                Telephone:  (212) 351-4924
                               Fax: (212) 661-0989


Either party hereto may from time to time change its address or facsimile number for notices under this Section 8 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

                  Section 9. Assignment. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. The rights granted the Holder under this Agreement may be assigned to any purchaser of substantially all of the Registrable Securities (or the rights thereto) from Holder, as otherwise permitted by the Purchase Agreement. In the event of a transfer of the rights granted under this Agreement, the Holder agrees that the Company may require that the transferee comply with reasonable conditions as determined in the discretion of the Company.

                  Section 10. Additional Covenants of the Company. The Company agrees that at such time as it meets all the requirements for the use of Securities Act Registration Statement on Form S-3 it shall file all reports and information required to be filed by it with the Commission in a timely manner and take all such other action so as to maintain such eligibility for the use of such form.

                  Section 11. Counterparts/Facsimile. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when together shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

                  Section 12. Remedies. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  Section 13. Conflicting Agreements. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise prevents the Company from complying with all of its obligations hereunder.

                  Section 14. Headings. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  Section 15. Governing Law, Arbitration. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made in New York by persons domiciled in New York City and without regard to its principles of conflicts of laws. Any dispute under this Agreement shall be submitted to arbitration under the American Arbitration Association (the "AAA") in New York City, New York, and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter referred to as the "Board of Arbitration") selected as according to the rules governing the AAA. The Board of Arbitration shall meet on consecutive business days in New York City, New York, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the losing party is required to pay to the other party in respect of a claim filed. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow the laws of the State of New York. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to all parties involved in the dispute. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on the parties to the dispute, and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The Board of Arbitration shall be authorized and is hereby directed to enter a default judgment against any party failing to participate in any proceeding hereunder within the time periods set forth in the AAA rules. The non-prevailing party to any arbitration (as determined by the Board of Arbitration) shall pay the expenses of the prevailing party, including reasonable attorneys' fees, in connection with such arbitration. Any party shall be entitled to obtain injunctive relief from a court in an appropriate case.

                  Section 16. Severability. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceablity shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein. Terms not otherwise defined herein shall be defined in accordance with the Agreement.

                  Section 17. Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Purchase Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, on the day and year first above written.

                                ALYN CORPORATION


                 By:___________________________________________________________
                         Richard Little
                         Chief Financial Officer


                                           INVESTOR




                 By:___________________________________________________________


Authorized Signatory

Exhibit 4.8



                                    EXHIBIT B

NEITHER  THIS WARRANT NOR THE SHARES  ISSUABLE  UPON  EXERCISE  HEREOF HAVE BEEN
REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE
HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS.

                             STOCK PURCHASE WARRANT


                  To Purchase xx,000 Shares of Common Stock of

                                ALYN CORPORATION

         THIS CERTIFIES that, for value received, _______________ (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after September 15, 1999 (the "Initial Exercise Date") and on or prior to the close of business on September 15, 2002 (the "Termination Date") but not thereafter, to subscribe for and purchase from ALYN CORPORATION, a Delaware corporation (the "Company"), up to xxxx Thousand (xx,000) shares (the "Warrant Shares") of Common Stock, $0.001 par value per share of the Company (the "Common Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be $3.82 per share. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant is being issued in connection with the Exchangeable Preferred Shares and Warrant Purchase Agreement between the Holder and the Company dated as of March 15, 1999 (the "Purchase Agreement") and is subject to its terms and conditions. In the event of any conflict between the terms of this Warrant and the Purchase Agreement, the Purchase Agreement shall control. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

1. Title of Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

2. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

3. Exercise of Warrant. Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date, and before the close of business on the Termination Date, or such earlier date on which this Warrant may terminate as provided elsewhere in this Warrant, by the delivery of the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank to the Company, the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within three (3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by Holder, if any, pursuant to
Section 5 prior to the issuance of such shares, have been paid.

4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the Exercise Price.

5. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and provided further, that upon any transfer involving the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

6. Closing of Books. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant.

7. Transfer, Division and Combination.

 a) Subject to compliance with any applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with the Assignment Form attached hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

(b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

8. No Rights as Stockholder until Exercise. This Warrant does not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

9. Loss, Theft, Destruction or Mutilation of Warrant. The Company represents and warrants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

11. Adjustments of Exercise Price and Number of Warrant Shares.

(a) Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the
Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per such Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b) Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 11. For purposes of this Section 11, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 11 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

12. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

13.  Notice of  Adjustment.  Whenever  the number of Warrant  Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

14.  Notice of Corporate Action.  If at any time

 a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

 b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

 c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least twenty (20) days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify
(i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 16(d).

15. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of Nasdaq or any domestic securities exchange upon which the Common Stock may be listed.


                           The  Company  shall not by any  action,  including,
without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.


                           Before taking any action which would cause an
adjustment reducing the current Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.


                           Before  taking any action  which would result in an
adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

16.  Miscellaneous.

 (a) Jurisdiction. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of New York without regard to its conflict of laws principles or rules.

 (b) Restrictions. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws and by the Agreement.

 (c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company fails to comply with any provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

 (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof by the Company shall be delivered in accordance with the notice provisions of the Agreement.

 (e) Limitation of Liability. No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

 (f) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

 (g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Stock.

 (h) Cooperation. The Company shall cooperate with Holder in supplying such information as may be reasonably necessary for Holder to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.

 (i) Indemnification. The Company agrees to indemnify and hold harmless Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant; provided, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from Holder's negligence, bad faith or willful misconduct in its capacity as a stockholder or warrantholder of the Company.

 (j) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

 (k) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

 (l) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated:       March __, 1999

                                ALYN CORPORATION


         By:____________________________________________________________________
                             Richard Little,
                          Chief Financial Officer

                                                 NOTICE OF EXERCISE


To:      ALYN CORPORATION


(1)______The undersigned hereby elects to purchase ________ shares of Common Stock, $.001 par value per share (the "Common Stock"), of ALYN CORPORATION pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)______Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                                   -------------------------------
                                   (Name)

                                   -------------------------------
                                   (Address)
                                   -------------------------------


Dated:


                                                   ----------------------------
                                                   Signature

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)


 FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


_______________________________________________ whose address is

---------------------------------------------------------------.



---------------------------------------------------------------

                                                Dated:  ______________, _______


                           Holder's Signature:    _____________________________


                           Holder's Address:      _____________________________


                          -----------------------------

Signature Guaranteed:  ______________________________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Exhibit 10.1


                         SERIES A CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT



         This Preferred Stock Purchase Agreement ("Agreement" ) is dated as of the 31st day of December, 1998 by and between Alyn Corporation, a Delaware corporation (the "Company"), and Seaside Partners, L.P., a Delaware limited partnership (the "Investor").

         THE PARTIES HEREBY AGREE AS FOLLOWS:

1.       Purchase and Sale of Convertible Preferred Stock.

 1.1 Investment by the Investor. Subject to the terms and conditions of this Agreement, at the Closing (as hereinafter defined), the Company will issue and sell to the Investor, and the Investor will purchase, up to an aggregate of 375,000 shares (the "Securities") of the Series A Convertible Preferred Stock, par value $0.01 per share, of the Company (the "Series A Stock") having the terms set forth in the Certificate of Designation of the Series A Stock of the Company, the form of such Certificate of Designation of the Series A Stock attached hereto as Exhibit A (the "Certificate of Designation"), at a purchase price per share of $4.00 (the "Closing Price"), for an aggregate purchase price of $1,500,000 (the "Investment Amount").

 1.2 Closing. The purchase and sale of the Securities (the "Closing") shall take place at the offices of Buchanan Ingersoll Professional Corporation, 500 College Road East, Princeton, New Jersey 08540 at 10:00 a.m. on January 8, 1999 (the "Closing Date").

 1.3 Use of Proceeds. The Company will use the proceeds from the sale of the Series A Stock for working capital purposes.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to, and agrees with, the Investor, except as set forth on the Schedule of Exceptions furnished to the Investor and attached hereto as Exhibit B, specifically identifying the relevant subsection hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder, as follows:

 2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite power and authority to carry on its business as now conducted. The Company has all requisite power and authority to enter into and perform this Agreement and the transactions contemplated hereby and is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify could have a material adverse effect on its business, properties, operations, earnings, assets, liabilities or financial condition (collectively, "Condition").

 2.2 Capitalization.

 (a) After giving effect to the transactions contemplated by this Agreement, and immediately after the Closing, the capital stock of the Company, as authorized by the Certificate of Incorporation and the Certificate of Designation, will consist of: (i) an aggregate of 5,000,000 shares of Preferred Stock, par value $0.01 per share, of which 375,000 shares are designated Series A Stock, all of which will be issued and outstanding and held of record by the Investor; and
(ii) an aggregate of 20,000,000 shares of Common Stock, par value $0.001 per share (the "Common Stock"), of which (A) 11,107,878 shares were issued and outstanding and held of record as of December 31, 1998; (B) 1,000,000 shares will be reserved for future issuance to key employees, non-employee directors and consultants of the Company under the Company's 1996 Stock Incentive Plan;
(C) 5,000  shares will be reserved  for issuance  under the  Company's  Employee
Stock Grant Program; (D) 211,000 shares will be reserved for issuance upon exercise of certain outstanding warrants; (E) 375,000 shares will be reserved for future issuance upon conversion of the Series A Stock (the "Conversion Stock"); and (F) up to 120,000 shares (the "Warrant Shares") will be reserved for issuance upon exercise of the Warrants (as defined in Section 6.8 below). The rights, privileges and preferences of the Series A Stock and the Common Stock are as stated in the Certificate of Incorporation and the Certificate of Designation.

 (b) Except for Common Stock reserved for issuance as described in section (a) above, as of the Closing, the Company will not(i) have outstanding any capital stock or other securities convertible into or exchangeable for any shares of its capital stock and, except as otherwise contained in the Certificate of Incorporation, the Certificate of Designation or pursuant to the terms of any of the Purchase Documents, as defined in Section 2.3 below, no person will have any right to subscribe for or to purchase (including conversion or preemptive rights), or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, any calls, commitments or other claims of any character relating to, any capital stock or any stock or securities convertible into or exchangeable for any capital stock of the Company; (ii) have any capital stock, equity interests or other securities reserved for issuance for any purpose; or (iii) be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any convertible securities, rights or options of the type described in the preceding clause (i). All of the issued and outstanding shares of Common Stock and Series A Stock have been duly and validly issued and are fully paid and nonassessable and all of the shares of Conversion Stock and the Warrant Shares, when issued as contemplated hereby, will be validly issued, fully paid and nonassessable. To the best knowledge of the Company, there are no agreements among the Company's stockholders with respect to the voting or transfer of the Company's capital stock, other than the agreements regarding transfer contained herein. Schedule I attached hereto includes a complete and correct list of the name of each of the Company's current officers, directors, employees or Persons that, to the Company's knowledge, beneficially own in excess of 5.0% of the outstanding equity interest of the Company (each, a "Principal Owner") and the number of shares of Common Stock owned by each such Principal Owner as of the Closing Date.

 2.3 Authority; Execution and Delivery; Requisite Consents; Nonviolation. The Company has, and as of the Closing will have, all requisite power and authority to execute, deliver and perform this Agreement and each other document or instrument executed by it, or any of its officers, in connection herewith or therewith or pursuant hereto or thereto (this Agreement, together with all of the foregoing documents and instruments, are sometimes collectively referred to herein as the "Purchase Documents"), and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the other Purchase Documents and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of the Company. This Agreement and each of the other Purchase Documents that has been executed as of the date hereof are, and each of the Purchase Documents will be as of the Closing, duly executed and delivered by the Company and the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights in general or by general principles of equity. The execution, delivery and performance of this Agreement and the other Purchase Documents, the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the offer, sale and delivery by the Company of the Securities) will not: (a) except for the filing of the Certificate of Designation, require the consent, license, permit, waiver, approval, authorization or other action of, by or with respect to, or registration, declaration or filing with, any court or governmental authority, department, commission, board, bureau, agency or instrumentality, domestic or foreign ("Governmental Authority") or any other individual, partnership, corporation, unincorporated organization or association, limited liability company, trust or other entity (collectively, a "Person"); (b) violate or conflict with any provision of the Certificate of Incorporation, the Certificate of Designation or the By-laws of the Company, a complete and correct copy of which has been provided to counsel to the Investor; or (c) constitute a default (with or without notice or lapse of time or both) under, violate or conflict with, or give rise to a right of termination, cancellation or acceleration or to a loss of a material benefit under any Law (as defined in Section 2.6 below), Permit (as defined in Section 2.6 below), Order (as defined in Section 2.5 below), or material contract, agreement, arrangement or understanding, written or oral, to which the Company is a party or by which the Company or its properties are bound.

 2.4 Subsidiaries. The Company has no subsidiaries and does not, and prior to the Closing will not, own or control, directly or indirectly, any partnership interests, stock or other equity interests in any partnership, corporation or other entity or any voting rights or right to control the policies and direction of any partnership, corporation or other entity.

 2.5 Litigation. Except as set forth in the Schedule of Exceptions, there is no material action, suit, proceeding, investigation or governmental approval process (collectively, "Actions") pending or, to the best knowledge of the Company, threatened against it, or affecting any of its properties or assets (including, without limitation, any of its Permits) which individually or in the aggregate could have a material adverse effect on its Condition, nor, to the best knowledge of the Company, is there any basis for any such Action. To the best knowledge of the Company, there is no Action against any of its directors, officers or employees in connection with its business which, in the event of an adverse judgment against any such Person, could have a material adverse effect on the Condition of the Company, nor is there any basis for any such Action. The foregoing includes, without limitation, any Action pending or, to the Company's best knowledge, threatened (or any basis therefor known to the Company) involving the prior employment of any employees of the Company, their use in connection with the business of the Company of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. Neither the Company nor any of its assets or properties, nor, in connection with its business, any of its directors, officers or employees, is subject to any order, judgment, writ, injunction, decree, ruling or decision (collectively, an "Order") of any Governmental Authority which is material to the Condition of the Company. There is no Action by the Company currently pending or which the Company intends to initiate which is material to its Condition.

 2.6 Compliance with Laws; Permits. Assuming the accuracy of the representations made by the Investor pursuant to Section 3 hereof, the offer and sale of the Securities to the Investor will be in compliance with all applicable federal and state securities laws. The Company has not violated or failed to comply with, in any material respect, any statute, law, ordinance, rule, regulation or policy of any Governmental Authority (collectively, "Laws") to which it or any of its properties or assets is subject. The Company has all permits, licenses, orders, certificates, authorizations and approvals of any Governmental Authority that are material to the conduct of its business as presently conducted (collectively, the "Permits"); all such Permits are, and as of the Closing will be, in full force and effect; no violations or notices of failure to comply have been issued or recorded in respect of any such Permits; and the Company has no knowledge of any reason why such Permits may be revoked or suspended. All applications, reports, notices and other documents required to be filed by the Company with all Governmental Authorities and that are material to the conduct of the Company's business as presently conducted have been timely filed and are complete and correct in all material respects as filed or as amended prior to the date hereof. With respect to any required Permits, applications for which are pending, the Company knows of no reason why such Permits should not be approved and granted by the appropriate Governmental Authority. Neither the Company nor any of its officers, employees or agents has made any illegal or improper payments to, or provided any illegal or improper inducement for, any governmental official or other Person in an attempt to influence any such Person to take or to refrain from taking any action relating to the Company.

 2.7 Absence of Certain Changes or Events. Since December 31, 1997, there has been no change in the Condition of the Company, except for changes in the ordinary course of business consistent with past practice which have not been, in the aggregate, materially adverse to the Company and except for changes disclosed in the Company's SEC Documents (as defined in Section 2.24 below).

 2.8 Title to Assets. Except as set forth in the Schedule of Exceptions, the Company has good and marketable title to all of its assets and properties material to the conduct of the Company's business, free and clear of any liens, pledges, security interests, claims, encumbrances or other restrictions of any kind (collectively, "Liens"). With respect to any assets or properties it leases, to its knowledge, the Company holds a valid and subsisting leasehold interest therein, free and clear of any Liens, is in compliance, in all material respects, with the terms of the applicable lease, and enjoys peaceful and undisturbed possession under such lease. All of the assets and properties of the Company that are material to the conduct of business as presently conducted or as proposed to be conducted by it are in good operating condition and repair, subject to ordinary wear and tear. The inventory of the Company is in good and marketable condition, does not include any material quantity of items which are obsolete, damaged or slow moving, and is salable (or may be leased) in the normal course of business as currently conducted by it.

 2.9 Contracts.  True and correct copies of all  contracts,  agreements,  notes,
instruments,  franchises,  leases,  licenses,  commitments,   arrangements  or
understanding, written or oral (collectively, "Contracts") which are material to the Condition of the Company have been made available to the Investor. All of the Contracts are in full force and effect and constitute legal, valid and binding obligations of the Company and, to the best knowledge of the Company, the other parties thereto; the Company and, to the best knowledge of the Company, each other party thereto, has performed in all material respects all obligations required to be performed by it under the Contracts, and no material violation or default exists in respect thereof, nor any event that with notice or lapse of time, or both, would constitute a default thereof, on the part of the Company or, to the best knowledge of the Company, any other party thereto; none of the Contracts is currently being renegotiated; and the validity, effectiveness and continuation of all Contracts will not be materially adversely affected by the transactions contemplated by this Agreement.

 2.10  Intellectual Property.

 (a)

  (i) The Company owns, or has the right to use, all United States and foreign patents, trademarks, service marks, trade names, brand names, computer software and programs, franchises, technology, know-how and processes, and registered copyrights, and any applications for any of the foregoing (collectively, the "Intellectual Property") of any kind in which the Company has an interest or which is otherwise used in, or relates to its business. Schedule II hereto contains a true, correct and complete list of all registered trademarks and service marks, all reserved trade names, all registered copyrights and all filed patent applications and issued patents that are material to the Company's business or are otherwise necessary for the conduct of its business as heretofore conducted and all licenses or agreements that in any way affect the rights of the Company to any of its Intellectual Property or any trade secret material (the "Intellectual Property Licenses").

 (ii) Subject to the limitations in the Intellectual Property Licenses, except as otherwise set forth in the Schedule of Exceptions, the Company has all right, title and interest in all of the Intellectual Property, free and clear of all Liens. The Company owns or has the exclusive or non-exclusive right to use all Intellectual Property or trade secrets necessary to conduct its business as now being conducted. The Company owns or possesses sufficient licenses or other rights to use all Intellectual Property covered by its patents or patent applications necessary to conduct its business as now being conducted.

 (iii) The Company has at all times maintained reasonable procedures to protect and have enforced all of its Intellectual Property and trade secrets.

 (iv) The consummation of the transactions contemplated hereby will not alter, adversely affect or impair the rights of the Company to any of the Intellectual Property, any trade secret material to it, or under any of the Intellectual Property Licenses.

 (b)

  (i) No claim with respect to the Intellectual Property, any trade secret material to the Company, or any Intellectual Property License which would adversely affect the ability of the Company to conduct its business as presently conducted is currently pending or, to the best knowledge of the Company, has been asserted, or overtly threatened by any Person, nor does the Company know of any grounds for any claim against the Company, (A) to the effect that any material operation or activity of the Company presently occurring, including, inter alia, the manufacture, use or sale of any product, device, instrument, or other material made or used according to the patents or patent applications included in the Intellectual Property or Intellectual Property Licenses, infringes or misappropriates any United States or foreign copyright, patent, trademark, service mark or trade secret; (B) to the effect that any other Person infringes on the Intellectual Property or misappropriates any trade secret or know-how or other proprietary rights material to the Company; (C) challenging the ownership, validity or effectiveness of any of the Intellectual Property or trade secret material of the Company; or (D) challenging the license of the Company or other legally enforceable right under, any Intellectual Property or the Intellectual Property Licenses.

  (ii) The Company is not aware of any presently existing United States or foreign patents or any patent applications which if issued as patents would be infringed by any activity contemplated by the Company.

 (c) The United States and foreign patents and patent applications owned by the Company listed in Schedule II hereto (the "Patents and Applications") as part of the Intellectual Property have been properly prepared and filed on behalf of the Company as named therein and are being diligently pursued by the Company. To the Company's best knowledge, there are no defects in any of the Patents and Applications that would cause any of them to be held invalid or unenforceable. All relevant prior art of which the Company is aware has been filed in the Patents and Applications.

 2.11 Insurance. The Company has in full force and effect all insurance policies as are sufficient for compliance with all requirements of Law and applicable agreements.

 2.12 Labor Union Activities; Employee Relations. No employee of the Company is represented by any labor union or covered by any collective bargaining agreement; nor, to the best knowledge of the Company, has any labor union sought to represent any of its employees of the Company. There is no strike or other labor dispute involving the Company pending, or to the best knowledge of the Company, threatened. To the best knowledge of the Company, no officer or key employee intends to terminate his employment with it. To the best knowledge of the Company, no officer or key employee of it is a party to or bound by any Contract, or subject to any restrictions (including, without limitation, any non-competition restriction), which would restrict the right of such person to participate in the affairs of the Company.

 2.13 ERISA. The Company does not maintain (nor has it ever maintained) nor does it have (nor has it ever had) any obligation under (including, without limitation, any obligation to contribute to) an employee benefit plan as described in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

 2.14 Taxes. All federal, state, city, county, local and foreign income, franchise, sales, use and value added tax returns and reports, and all other material tax returns and reports required to be filed by the Company in those or in any other jurisdiction (collectively, "Returns") have been timely filed. All such Returns are true, correct and complete in all material respects. All taxes, assessments, fees, interest, penalties and other charges with respect thereto (collectively, "Taxes") due or claimed to be due from the Company have been paid except to the extent reserved against on the Company's financial statements. No income tax return of the Company has been audited by the applicable Governmental Authority, and there are in effect no waivers of the applicable statute of limitations for Taxes in any jurisdiction for the Company for any period.

 2.15 Environmental Matters. The business, assets and properties of the Company are and have been operated and maintained in compliance with all applicable federal, state, city, county and local environmental protection laws and regulations (collectively, the "Environmental Laws"). No event has occurred which, with or without the passage of time or the giving of notice, or both, would constitute non-compliance by the Company with, or a violation by the Company of, the Environmental Laws, which non-compliance or violation would have a material adverse effect on the Condition of the Company. The Company has not caused or permitted to exist, as a result of an intentional or unintentional act or omission, a disposal, discharge or release of solid wastes, pollutants or hazardous substances, on or from any site which currently is or formerly was owned, leased, occupied or used by it, except where such disposal, discharge or release was in compliance with the Environmental Laws.

 2.16 Books and Records. The books of account, ledgers and records of the Company accurately and completely reflect in all material respects all information relating to its business, the nature, acquisition, maintenance, location and collection of its assets, and the nature of all transactions giving rise to its obligations or accounts receivable. The minute books of the Company fully set forth all action taken by its Board of Directors, stockholders and, if any, executive committee (or other committee thereof).

 2.17 Transactions with Affiliates. Except as set forth on the Schedule of Exceptions, the Company has not had any direct or indirect dealings with any Principal Owner or with any of such Principal Owner's Affiliates, associates or relatives. Except as set forth on the Schedule of Exceptions, the Company has no obligation to or claim against any Principal Owner, or any of such Principal Owner's Affiliates, associates or relatives, and no such Person has any obligation to or claim against the Company. All products, services or benefits provided to the Company by any such Person, or provided by the Company to any such Person are provided at a charge equal to the fair market value of such products, services or benefits. No Principal Owner, nor any of such Principal Owner's Affiliates, associates or relatives, has any direct or indirect interest of any kind in any business or entity which is competitive with the Company. "Affiliate" of a specified Person shall mean a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.

 2.18 Registration Rights. Except as set forth on the Schedule of Exceptions, no Person has, and as of the Closing no Person shall have, demand, "piggy-back" or other rights to cause the Company to file any registration statement under the Securities Act of 1933, as amended (the "Securities Act"), relating to any of its securities or to participate in any such registration statement.

 2.19 No Brokers or Finders. Neither the Company nor any of its respective Affiliates has entered or will enter into any agreement pursuant to which the Company or the Investor will be liable, as a result of the transactions contemplated by this Agreement or any of the Purchase Documents, for any claim of any person for any commission, fee or other compensation as finder or broker and the Company agrees to indemnify the Investor for any liability resulting from any such agreement.

 2.20 Investment Company Act. The Company is not an "investment company" nor is the Company directly or indirectly controlled by or acting on behalf of any Person which is an "Investment Company" within the meaning of the Investment Company Act of 1940, as amended.

 2.21 Business Plan. Any business information of the Company previously submitted to the Investor in any form, including the projections contained therein, was prepared by the senior management of the Company in good faith and is based on assumptions which the Company believes are reasonable. The Company is not aware of any fact or condition which could reasonably be expected to result in the Company not achieving the results described in such business plan.

 2.22 Disclosure. In connection with the purchase of the Securities by the Investors as contemplated hereby, the Company has, to its knowledge, disclosed to the Investor all material facts and information concerning the Company, its Condition and the Securities, and has not, to its knowledge, made any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements contained herein, in light of the circumstances under which they were made, not misleading.

 2.23 Year 2000 Compliance. The Company is currently reviewing its products, business and operations which could be adversely affected by the risk that computer applications used by the Company may be unable to recognize and properly perform date-sensitive functions involving dates prior to and after December 31, 1999 (the "Year 2000 Problem"). The Company believes its internal information and business systems will be able to perform properly date-sensitive functions for all dates before and after January 1, 2000. In addition, the Company is currently surveying those vendors, suppliers and other third parties (collectively, the "Outside Parties") with which the Company does business and whose failure to adequately address the Year 2000 Problem could have a material adverse effect on the Condition of the Company. Based upon the aforementioned internal review and surveys of the Outside Parties as of the date of this Agreement, the Year 2000 Problem has not resulted in, and is not reasonably expected to have, a material adverse effect on the Condition of the Company. The Company has determined that it has no exposure related to its products as of the date of this Agreement.

 2.24 SEC Documents. Since October 22, 1996, the Company has filed, pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), all SEC Documents (as defined below) required to be filed with respect to the business and operations of the Company under each of the Securities Act and Exchange Act, and the respective rules and regulations thereunder, and all of the SEC Documents complied in all material respects with all applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the appropriate act and the rules and regulations thereunder in effect on the date each such report was filed. Except as set forth on the Schedule of Exceptions, at the respective dates they were filed, none of the SEC Documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company included in the SEC Documents complied as to the form in all material respects with the applicable accounting requirements and the published rules and regulations of the Securities and Exchange Commission with respect thereto, have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the period involved (except as may be indicated therein or in the notes thereto) and fairly present the consolidated financial position, results of operations and cash flows of the Company as of the dates or for the periods indicated therein, subject, in the case of the unaudited statements, to normal year-end adjustments and the absence of certain footnote disclosures. "SEC Documents" means all material forms, statements, reports and documents (including all exhibits, amendments and supplements thereto) required to be filed with respect to the business and operations of the Company under each of the Securities Act and the Exchange Act, and the respective rules and regulations thereunder.

3.  Representations  and  Warranties  of  the  Investor.   The  Investor  hereby
represents and warrants to, and agrees with, the Company as follows:

 3.1 Organization. The Investor is, and as of the Closing will be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

 3.2 Authorization. The Investor has, and as of the Closing will have, all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary action on the part of the Investor. This Agreement has been duly executed and delivered by the Investor and constitutes its legal, valid and binding obligation, enforceable against the Investor in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights in general or by general principles of equity.

 3.3 No Legal Bar; Conflicts. Neither the execution and delivery of this Agreement, nor the consummation by the Investor of the transactions contemplated hereby, violates any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency applicable to the Investor, or violates, or conflicts with, any contract, commitment, agreement, understanding or arrangement of any kind to which the Investor is a party or by which the Investor is bound.

 3.4 No Litigation. No action, suit or proceeding against the Investor relating to the consummation of any of the transactions contemplated by this Agreement nor any governmental action against the Investor seeking to delay or enjoin any such transactions is pending or, to the Investor's knowledge, threatened.

 3.5 Investment Intent. The Investor (i) is an accredited investor within the meaning of Rule 501(a) under the Securities Act, (ii) is aware of the limits on resale imposed by virtue of the nature of the transactions contemplated by this Agreement and is aware that the certificates representing the Investor's respective ownership of Series A Stock will bear related restrictive legends and
(iii) except as otherwise set forth herein, is acquiring the shares of the Company hereunder without registration under the Securities Act in reliance on the exemption from registration contained in Section 4(2) of the Securities Act, for investment for its own account, and not with a view toward, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling such shares. The Investor has been given the opportunity to ask questions of, and receive answers from, the officers of the Company regarding the Company, its current and proposed business operations and the Series A Stock, and the officers of the Company have made available to the Investor all documents and information that the Investor has requested relating to an investment in the Company. The Investor has been represented by competent legal counsel in connection with its purchase of the Series A Stock and acknowledges that the Company has relied upon the Investor's representations in this Section 3 in offering and selling Series A Stock to the Investor.

 3.6 No Brokers or Finders. Neither the Investor nor any of its respective Affiliates has entered or will enter into any agreement pursuant to which the Investor or the Company will be liable, as a result of the transactions contemplated by this Agreement or any of the Purchase Documents, for any claim of any person for any commission, fee or other compensation as finder or broker and the Investor agrees to indemnify the Company for any liability resulting from any such agreement.

 3.7 Economic Risk; Restricted Securities. The Investor recognizes that the investment in the Securities involves a number of significant risks. The foregoing, however, does not limit or modify the representations, warranties and agreements of the Company in Section 2 of this Agreement or the right of the Investor to rely thereon. The Investor is able to bear the economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and, at the present time, can afford a complete loss of such investment. 3.8 Hedging Activities. The Investor has no intention to engage in, or has any agreement to engage in, any hedging transactions (including, but not limited to, short sales, put and call options, cashless collar transactions or other forms of derivative security transactions) with respect to the Common Stock.

4. Conditions of the Investor's Obligations at Closing. The obligation of the Investor to purchase the Securities to be purchased by it at the Closing is subject to the fulfillment to the Investor's satisfaction, prior to or at the Closing, of each of the following conditions:

 4.1 Representations and Warranties. The representations and warranties of the Company contained in this Agreement and the other Purchase Documents shall be true and correct in all material respects on and as of the date of the Closing as if made on and as of such date.

 4.2 Filing of Certificate of Designation. The Certificate of Designation shall have been adopted by the Board of Directors of the Company and filed with the Secretary of the State of Delaware.

 4.3 Performance. The Company shall have performed and complied with all agreements and conditions required by this Agreement and the other Purchase Documents to be performed or complied with by it prior to or at the Closing.

 4.4 Stock Certificates. Etc. At the Closing, the Company shall have tendered to the Investor a certificate representing the Investor's shares of Series A Stock, all in form and substance satisfactory to the Investor and sufficient to transfer to and vest in the Investor good and valid title to the Securities, free and clear of any Lien.

 4.5 Conduct of Business. The Company shall carry on its business diligently and shall not make or institute any unusual methods of management, accounting or operation, except as agreed to in writing by the Investor. All of the property of the Company shall be used, operated, repaired and maintained in a normal business manner consistent with past practice.

 4.6 Compliance With Laws. The Company will comply in all material respects with all laws and regulations which are applicable to it, its ownership of its assets or to the conduct of its business and will perform and comply in all material respects with all contracts, commitments and obligations by which it is bound.

 4.7 No Material Adverse Change. There shall not have occurred any material adverse change in the Condition of the Company.

 4.8 Consents. The Company shall have obtained all consents, approvals or waivers from Governmental Authorities and third Persons necessary for the execution, delivery and performance of this Agreement, the other Purchase Documents and the Certificate of Designation, if any, and the transactions contemplated hereby and thereby, all without material cost or other adverse consequences to the Company. Without limiting the generality of the foregoing, if applicable, each of the Company's existing stockholders shall have waived any preemptive right or right of first offer any such stockholder may have to purchase any of the Securities.

 4.9 No Litigation. There shall not be any Action of or before any Governmental Authority or other Person pending or threatened with respect to this Agreement, the other Purchase Documents or the transactions contemplated hereby or thereby or which might materially adversely affect the Condition of the Company.

 4.10 Opinion of Counsel. The Investor shall have received from Brobeck, Phleger & Harrison LLP an opinion dated as of the Closing, in the form attached hereto as Exhibit C.

 4.11 Compliance Certificate. The Investor shall have received a certificate dated as of the day of the Closing executed by the Chief Financial Officer of the Company certifying that the conditions specified in this Section 4 have been fulfilled.

 4.12 Related Documents. The Purchase Documents shall have been executed and delivered by each of the parties thereto and in full force and effect, and the Certificate of Designation, and all amendments thereto, if any, shall have been filed with the Secretary of the State of Delaware and shall be in full force and effect.

 4.13 Due Diligence. The Investor shall have completed its business, financial and legal due diligence to its satisfaction, in its sole judgment.

 4.14 Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Investor and its counsel, in all material respects, and the Investor shall have received all such counterpart originals or certified or other copies of such documents as the Investor may reasonably request.

          If at the Closing the Company fails to tender to the Investor the documents specified herein which are required to be delivered to the Investor at the Closing or if at the Closing any of the conditions specified in this Section 4 shall not have been fulfilled to the Investor's reasonable satisfaction, the Investor shall, at its election, be relieved of all further obligations under this Agreement.

5. Conditions of the Company's Obligations at Closing. The obligations of the Company to the Investor under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

 5.1 Representations and Warranties. The representations and warranties of the Investor contained in this Agreement shall be true and correct in all material respects on and as of the date of the Closing as if made on and as of such date.

 5.2 Payment of Purchase Price. The Investor shall have delivered to the Company the purchase price specified in Section 1 hereof.

 5.3 No Litigation. There shall not be any Action of or before any Governmental Authority or other Person pending or threatened with respect to this Agreement or the transactions contemplated hereby.

 5.4 Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Company and its counsel, and the Company shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

          If at the Closing the Investor fails to tender to the Company the payment or documents specified herein which are required to be delivered to the Company at the Closing or if at the Closing any of the conditions specified in this Section 5 shall not have been fulfilled to the Company's reasonable satisfaction, the Company shall, at its election, be relieved of all further obligations to the Investor under this Agreement.

6. Certain Post-Closing Covenants of the Company. The Company covenants and agrees with the Investor as follows:

 6.1 Board Meetings; Observer Rights. The Company will use its best efforts to ensure that its Board of Directors holds meetings no less than four times per year. The Company shall give to the Investor notice of each meeting of the Board of Directors of the Company and of each committee thereof at the same time and in the same manner as notice is given to the directors of the Company. One designee of the Investor shall be entitled to attend in person, as an observer, all meetings held in person and to listen to telephone meetings of the Board of Directors of the Company and of each committee thereof solely for the purpose of allowing the Investor to have current information with respect to the affairs of the Company. The Company shall provide to the Investor, in connection with each meeting its observer designee is entitled to attend, whether or not present at such meeting, copies of all notices, minutes, consents and all other materials or information that it provides to the directors with respect to such meeting, at the time such materials and information are given to its directors (except that materials and information provided to directors of the Company at meetings at which a designee of the Investor is not present shall be provided to the Investor promptly after the meeting). If the Board of Directors of the Company or any committee thereof proposes to take any action by written consent in lieu of a meeting, the Company shall give written notice thereof to the Investor prior to the effective date of such consent describing in reasonable detail the nature and substance of such action. The Company shall bear all reasonable travel and related expenses (i.e., coach airfare) incurred by the observer designee of the Investor associated with attending meetings.

 6.2 Annual Meetings. The Company will hold an annual meeting of all stockholders at which information with respect to its business will be furnished and discussed.

 6.3 Information. The Investor and its assignees shall be entitled to receive, and the Company agrees to provide to the Investor and its assignees, the following:

 (a)  Financial and Related Data.

  (i) As soon as available to the Board of Directors, but in any event not later than forty-five (45) days after the end of each fiscal quarter, the unaudited balance sheet as at the end of such quarter of the Company and the related unaudited statements of operations, stockholders' equity and cash flows of such quarter and for the elapsed period of such fiscal year, all in reasonable detail and stating in comparative form the figures as of the end of and for the comparable period of the preceding fiscal year and budgeted figures for the period. All such financial statements shall be complete and correct in all material respects, and shall be accompanied by a certificate of the President or chief financial officer of the Company to such effect.

 (ii) As soon as available to the Board of Directors, but in any event within ninety (90) days after the end of each fiscal year of the Company, the audited balance sheet of the Company as at the end of such fiscal year and the related audited statements of operations, stockholders' equity and cash flows of the Company for such fiscal year, all in reasonable detail and stating in comparative form the figures as at the end of and for the previous fiscal year and budgeted figures for the fiscal year, accompanied by an opinion of an accounting firm of nationally recognized standing selected by the Company with respect to such financial statements, which opinion shall state that such accounting firm's audit was conducted in accordance with generally accepted auditing standards and, accordingly, included such tests of accounting records and such other auditing procedures as were considered necessary under the circumstances and which opinion shall not be subject to any qualification resulting from a limit on the scope of the examination of the financial statements or the underlying data or which could be eliminated by changes in the financial statements or the notes thereto or by the creation of or increase in a reserve or a decreased carrying value of assets. All such financial statements shall be complete and correct in all material respects and prepared in reasonable detail and in accordance with GAAP applied, except as stated therein, on a consistent basis throughout the periods reflected therein.

 (iii) As soon as available to the Company's Board of Directors, the financial plan and business plan of the Company for the next succeeding fiscal year, including but not limited to cash flow and balance sheet projections and operating budget, calculated monthly, and any updates or revisions as soon as available.

 (iv) Promptly, but in any event within ten (10) days, after any distribution to its stockholders generally or to specific stockholders by agreement, to its directors, to prospective investors or to the financial community of an annual report, proxy statement, registration statement or other similar report or communication, a copy of each such report, proxy statement, registration statement or other similar report or communication; and promptly, but in any event within ten (10) days after any filing with the Securities and Exchange
Commission or with any national securities exchange or with the National Association of Securities Dealers, Inc., of any publicly available annual or periodic or special report or proxy statement or registration statement, a copy of such report or statement; and promptly, but in any event within two (2) business days, after released, copies of all press releases and other statements made available generally by the Company to the public concerning material developments.

 (v) From time to time, and promptly, such additional information and financial data regarding results of operations, financial condition, business, affairs or prospects of the Company, which the Investor may reasonably request.

(b) Access to Properties. The Company shall permit representatives designated by the Investor, upon reasonable prior notice to the Company, to visit and inspect each of the Company's properties during regular business hours, to examine its respective corporate and financial records (and make copies thereof or extracts therefrom), to discuss its respective affairs, finances and accounts with the Company's directors and officers, and, through the President or chief financial officer of the Company, as the case may be, its key employees and accountants, all at such reasonable times as may be requested by the Investor.

 6.4 Exemption from Investment Company Act. The Company shall conduct its business so that it shall not become an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

 6.5 Accounting and Reserves. The Company shall maintain a standard and uniform system of accounting and shall keep proper books and records and accounts in which full, true and correct entries shall be made of its transactions, all in accordance with GAAP applied on a consistent basis through all periods, and shall set aside on such books for each fiscal year all such proper reserves for depreciation, obsolescence, amortization, bad debts and other purposes in connection with its operations as are required by such principles so applied.

 6.6 Transactions with Affiliates. Except for arrangements for development research involving aggregate amounts less than $60,000, the Company shall not, directly or indirectly, enter into any transaction or agreement with any stockholder of the Company or any Affiliate of the Company, unless the transaction or agreement is (i) reviewed and approved by a majority of Disinterested Directors (as defined below) and (ii) on terms no less favorable to the Company than those obtainable from a non-Affiliated Person. A "Disinterested Director" shall mean an individual who is not and who has not been an officer or employee of the Company and who is not a member of the family of, controlled by or under common control with, any such officer or employee.

 6.7  Additional Covenants.

 (a) The Company shall timely file all such SEC Documents required to be filed by it pursuant to the Exchange Act in order to permit sales under Rule 144 of the Securities Act.

 (b) During any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company shall make available information required to be provided by Rule 144A(d)(4), upon request.

 (c) Upon the request of the Investor and the certification of the Investor that it qualifies under Rule 144(k) of the Securities Act, the Company shall, without further requirement, remove all restrictive legends from the Investor's securities, insofar as such restrictions relate to the transfer of such securities under the Securities Act.

 6.8 Issuance of Warrants. In the event that upon the first anniversary of the Closing Date (the "Anniversary Date") the average of the closing prices of the Common Stock on the Nasdaq National Market (or such other quotation system or securities exchange upon which the Company's Common Stock is then traded) as reported by the Nasdaq Stock Market on the 25 consecutive trading days immediately preceding the Anniversary Date (the "Anniversary Price") is less than 1.45 times the Closing Price, the Company shall grant to the Investor five-year warrants in the form attached hereto as Exhibit D (the "Warrants") to purchase, at an exercise price equal to the Anniversary Price, such number of shares of the Common Stock as determined in accordance with the following formula:

              W= (I/CP) x 50% x ((1.45 x CP) - AP)
                                    0.45 x CP

where:

W = the number of Warrants issuable pursuant to this Section 6.8.

I = the Investment Amount.

CP = the Closing Price.

AP = the Anniversary Price.


Notwithstanding the foregoing, the number of Warrant Shares underlying the Warrants issuable pursuant to this Section 6.8 shall not exceed 120,000. The form of such Warrants is attached hereto as Exhibit D.

 6.9  Registration of Shares of Conversion Stock and the Warrant Shares.

 (a) The Company agrees to register the shares of Conversion Stock by filing a registration Statement on Form S-3 (or any successor form thereto) with respect to 375,000 shares of Conversion Stock and having such registration statement declared effective on or prior to the Anniversary Date. The Company shall cause such registration statement to remain effective for two (2) years following the Anniversary Date.

 (b) In the event Warrants are issued pursuant to Section 6.8, the Company will register the Warrant Shares by filing a registration statement on Form S-3 (or any successor form thereto) or, if permissible, by filing a post-effective amendment to the Form S-3 filed to register the shares of Conversion Stock, as soon as practicable after the Anniversary Date, but in no event later than seven
(7) days after the Anniversary Date, and using its best efforts to have such registration statement or post-effective amendment, as the case may be, become effective as soon as practicable, but in no event later than sixty (60) days after filing. The Company shall cause such registration statement to remain effective for five (5) years following the Anniversary Date or until such time as Investor has sold all of the Warrant Shares.

 (c) In the event the Company fails to satisfy its obligations to the Investor under this Section 6.9, the Company shall be obligated to pay to the Investor liquidated damages in an amount equal to four percent (4%) per month (or any part thereof), compounded monthly, on the Investment Amount, until such time the Company is no longer in breach of this Section 6.9. Any payments due to the Investor pursuant to this Section 6.9(c) shall be made no later than the fifteenth (15th) day of the month following the month in which such liquidated damages were incurred.

 6.10 Stockholder Approval. In the event the aggregate number of shares of Common Stock issuable upon the conversion of the Securities, the Warrants and any other securities that may be integrated therewith exceeds 19.9% of the Company's issued and outstanding capital stock as of the Closing Date, the Company shall use its best efforts to obtain stockholder approval as required by NASD Rule 4460(i) as soon as practicable.

7. Certain Post-Closing Covenants of the Investor. The Investor covenants and agrees with the Company as follows:

 7.1 Hedging Activities. The Investor shall not engage in any hedging transactions (including, but not limited to, short sales, put and call options, cashless collar transactions or other forms of derivative security transactions), or enter into any agreement, oral or written, to do the same, with respect to the Common Stock that may have an impact on the market price of the Common Stock.

 7.2 Limitation on Sales. Except for block sales of 25,000 shares or more, commencing on the Anniversary Date, during any 10-day trading period, the Investor agrees that all sales of shares of Conversion Stock or Warrant Shares, if any, made by the Investor during such 10-day trading period shall not exceed twenty-five percent (25%) of total reported sales of shares of Common Stock during the immediately preceding 10-day trading period. Notwithstanding the foregoing, in the event there are additional Investors purchasing the Series A Stock at the Closing each such Investor shall be entitled to sell only such Investor's pro rata share of such shares of Conversion Stock or Warrant Shares, as the case may be, determined in accordance with the Investment Amount paid by each such Investor compared to the Total Investment Amount. The "Total
Investment Amount" shall mean the sum of all Investment Amounts paid by each Investor purchasing the Series A Stock at the Closing.

 7.3 Transfer Restrictions. The Investor agrees not to make any disposition of all or any part of the Securities unless and until the transferee has agreed in writing for the benefit of the Company (i) that the representations and warranties contained in Section 3 are true and correct as to such transferee and
(ii) to be bound by the covenants of the Investor contained in this Agreement.

8.  Miscellaneous.

 8.1 Expenses. Except for an expense allowance of $10,000 previously paid to the Investor, the Company and the Investor will each bear their own legal and other expenses incurred with respect to the execution of this Agreement and the execution of each of the Purchase Documents.

 8.2 Publicity. Except as may be required by Law, or in connection with a public offering, the Company shall neither use the name of, nor make reference to, the Investor or any of its Affiliates in any press release or in any public manner without the Investor's prior written consent.

 8.3 Indemnification. The Company agrees to indemnify the Investor and each officer, director, employee, agent, partner, stockholder and Affiliate of the Investor (collectively, the "Indemnified Parties") for, and hold each Indemnified Party harmless from and against: (i) any and all damages, losses, claims and other liabilities of any and every kind, including, without limitation, judgments and costs of settlement made with the Company's prior consent, which consent shall not be unreasonably withheld, and (ii) any and all out-of-pocket costs and expenses of any and every kind, including, without limitation, reasonable fees and disbursements of counsel for such Indemnified Parties (all of which expenses periodically shall be reimbursed as incurred), in each case, arising out of or suffered or incurred in connection with any of the following: (a) any misrepresentation or any breach of any warranty made by the Company herein or in any of the other Purchase Documents, (b) any breach or non-fulfillment of any covenant or agreement made by the Company herein or in any of the other Purchase Documents, and (c) any claim relating to or arising out of a violation of applicable federal or state securities laws by the Company in connection with the sale of the Securities by the Company to the Investor, except to the extent such claim or violation arose from (i) bad faith, willful misconduct or gross negligence by the Investor or (ii) any misrepresentation or breach of any warranty made by the Investor herein.

 8.4 Survival. All representations, warranties, covenants and agreements contained in or made pursuant to this Agreement or contained in any certificate delivered pursuant to this Agreement, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any party hereto, and shall survive the transfer and payment for the Securities and the consummation of the transactions contemplated hereby.

 8.5 Assignment. This Agreement and all the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, if any, except that neither this Agreement nor any rights or obligations hereunder shall be assigned or delegated by the Company without the prior written consent of the Investor. After the Closing, the Investor and its successors and assigns may, without the consent of the Company, assign this Agreement and the Investor's rights hereunder and under the other Purchase Documents (including, without limitation, the Securities purchased by the Investor), in whole or in part, to (i) any Affiliate of the Investor; (ii) in connection with an estate transfer; or (iii) any other transferee who agrees to be bound to this Agreement in accordance with Section 7.3 hereof, provided, however, that the Company shall not be required to permit such Assignment if such Assignment is in violation of federal securities regulations or relevant state "blue sky" laws, provided further, however, that such transferee agrees to be bound in writing by the provisions of this Agreement; provided further, however, that the Company shall not be required to permit such assignment if the proposed transferee would damage the reputation of the Company in the Company's reasonable judgment.

 8.6 Amendment; Waiver. Any term, covenant, agreement or condition of this Agreement may be amended, and compliance therewith may be waived (either generally or in a particular circumstance and either retroactively or prospectively), by one or more substantially concurrent written instruments signed by the Company and by the Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Investor and the Company.

 8.7 Applicable Law. The laws of the State of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law.

 8.8 Judicial Proceedings. Any judicial proceeding involving any dispute, controversy or claim arising out of or relating to this Agreement or the rights or interests of the Investor or the Company or the breach or alleged breach of this Agreement, whether arising during or at or after the termination of this Agreement (each of the foregoing disputes, controversies and claims hereinafter referred to as an "agreement dispute"), shall be brought only in a federal or state court located in the State of Delaware, and each of the parties hereto (i) unconditionally accepts the exclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby and (ii) irrevocably waives any objection such party may now have or hereafter has as to the venue of any such proceeding brought in such a court or that such court is an inconvenient forum. Each of the parties hereto hereby waives trial by jury in any judicial proceeding to which they are parties involving an agreement dispute.


 8.9 Notices. All notices and other communications provided for herein shall be dated and in writing and shall be deemed to have been duly given (x) on the date of delivery, if delivered personally or by telecopier, receipt confirmed, (y) on the second following business day, if delivered by a recognized overnight courier service, or (z) seven days after mailing, if sent by registered or certified, return receipt requested, postage prepaid, in each case, to the party to whom it is directed at the following address (or at such other address as any party hereto shall hereafter specify by notice in writing to the other parties hereto):

  (i)      If to the Company, to it at the following address:

                           Alyn Corporation
                           16761 Hale Avenue
                           Irvine, California 92606
                           Attention:  Chief Financial Officer

                           with a copy to:

                           Brobeck, Phleger & Harrison LLP
                           38 Technology Drive
                           Irvine, California 92618
                           Attention:  Bruce R. Hallett, Esq.
                           Telephone:  (949) 790-6300
                           Facsimile:  (949) 790-6301

  (ii)     If to the Investor, to it at the following address:

                           Seaside Partners, L.P.
                           623 Ocean Avenue
                           Sea Girt, New Jersey 08750
                           Attention: Managing Director

                           with a copy to:

                           Buchanan Ingersoll Professional Corporation
                           500 College Road East
                           Princeton, New Jersey 08540
                           Attention: David J. Sorin, Esq.
                           Telephone:  (609) 987-6800
                           Telecopier:  (609) 520-0360

 8.10 Integration. This Agreement and the documents referred to herein or delivered pursuant hereto or pursuant to such documents, including all exhibits and schedules, contain the entire understanding of the parties with respect to their subject matter and supersede all prior agreements and understandings between the parties with respect to their subject matter.

 8.11 Severability. Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

 8.12 Descriptive Headings. The section and other headings contained in this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

 8.13 Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

                                  * * * * * * *

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



ALYN CORPORATION:


By:
       Name:    Richard Little
       Title:   Chief Financial Officer


INVESTOR:


SEASIDE PARTNERS, L.P.


By:    SEASIDE ADVISORS, L.L.C.,
       its general partner





By:
       Name:  William Ritger
       Title:  Managing Director

Exhibit 10.2

                                 LOAN AGREEMENT

                                 by and between

                                ALYN CORPORATION

                                       and

                     TALISMAN CAPITAL OPPORTUNITY FUND LTD.

------------------------------------------------------------------------------


          6.00% SENIOR EXCHANGEABLE PROMISSORY NOTE DUE MARCH 10, 2002

THIS AGREEMENT ("Agreement") is made this 109th day of March, 1999, by and between Alyn Corporation having an address at 16761 Hale Avenue, Irvine, California 92606, U.S.A., and its assignees and/or successors (hereinafter the "Company"), and Talisman Capital Opportunity Fund Ltd. (the "Lender" or "Noteholder") having an address at 16101 LaGrande Drive, Suite 100, Little Rock, Arkansas 72223, U.S.A.


                                     RECITAL


         WHEREAS,  the Company has authorized a Senior  Exchangeable  Promissory
Note in the amount of Three Million US dollars ($3,000,000.00) (hereinafter the "Note" or "Loan").


NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in this Agreement and the Attachments hereto, the Company and Lender agree as follows:


1. NOTE. The Company wishes to borrow from the Lender and the Lender wishes to lend to the Company US$3,000,000 as evidenced by the Note attached hereto as Exhibit A.


2. CLOSING. The Closing of the Loan as evidenced by the Notes (the "Closing") shall take place on or before March 10, 1999.

  2.1 Items to be Delivered to Lender. The following shall be delivered by the Company to the Lender on the Closing Date:

     a)  A duly executed copy of this Loan Agreement;

     b) A duly executed Note evidencing such Loan by the Lender, attached hereto as Exhibit A;

     c) A duly executed copy of the Warrant Agreement, attached hereto as Exhibit B;

     d)  A duly executed  Warrant, attached hereto as Exhibit B;

     e) A duly executed copy of the Registration Rights Agreement, attached hereto as Exhibit C;

     f) A legal opinion of counsel to the Company covering the due execution, delivery and binding effect of this Agreement and the Notes;

     g) A certificate of the secretary of the Company certifying (i) an attached complete and correct copy of its articles of incorporation, (ii) an attached complete and correct copy of its bylaws, and (iii) an attached complete and correct copy of resolutions duly adopted by its board of directors authorizing the execution, delivery and performance of this Agreement and the Notes; and

     h) Simultaneous with the funding of the Note, the Escrow Agent shall reimburse the Lender all its costs and expenses for legal, accounting and other fees relating to the Note in an amount not to exceed US$50,000.00.

   2.2 Items to be Delivered to the Company. The following shall be delivered by Lender to the Company on the Closing Date:

     a) The purchase price set forth above by wire transfer to the account designated by the Company;

     b)  A duly executed copy of this Loan Agreement; and

     c)  A duly executed copy of the Warrant Agreement.


3.   REPRESENTATIONS AND WARRANTIES.

   3.1 Representations and Warranties of the Company. The Company represents and warrants that as of the date of this Agreement:

     a) Existence. The Company is a corporation duly organized and in good standing under the laws of the State of Delaware and is duly qualified to do business and is in good standing in all states where such qualification is necessary, except for those jurisdictions in which the failure to qualify would not, in the aggregate, have a material adverse effect on the Company's financial condition, results of operations or business.

     b) Authority. The execution and delivery by the Company of this Agreement and the Notes (i) are within the Company's corporate powers; (ii) are duly authorized by the Company's board of directors; (iii) are not in contravention of the terms of the Company's certificate of incorporation or bylaws; (iv) are not in contravention of any material law or laws applicable to the Company's business;(v) except for the filing of a Form D Notice with the Securities and Exchange Commission and any exemption filing related thereto which may be required pursuant to applicable state securities or "blue sky" laws, do not require any governmental consent, registration or approval;
         (vi) do not contravene any material contractual or governmental restriction binding upon the Company; and (vii) will not result in the imposition of any lien, charge, security interest or encumbrance upon any property of the Company under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which the Company is a party or by which the Company or any of the Company's property may be bound or affected.

     c) Binding Effect. This Agreement and Notes have been duly authorized, executed and delivered by the Company and constitute the valid and legally binding obligation of the Company, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     d) Litigation. There is neither pending nor, to the Company's knowledge and belief, threatened any material action, suit, proceeding or claim, or any basis therefor, to which the Company is or may be named as a party or its property is or may be subject or which calls into question any of the transactions contemplated by this Agreement.

     e) Securities Matters. Subject to the accuracy of the representations of the Lender set forth in Section 3.2 hereof, the offer, sale and issuance of the Notes and the Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933 as amended (The "Securities Act"). The Company has complied and will comply with all applicable state "blue sky" or securities laws in connection with the offer, sale and issuance of the Notes and the Shares as contemplated by this Agreement.

     f) Accuracy of Filings. The Common Stock of the Company is registered pursuant to Section 12(g) of the Securities Act of 1934, as amended (the "Exchange Act") and the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange  Commission (the "SEC")
         pursuant to the reporting  requirements of the Exchange Act, including  material filed pursuant to Section 13(a) or 15(d).
         As of their  respective  dates, the SEC Documents  complied in all material  respects with the requirements of the
         Securities Act and the  Exchange  Act  (together  the "Act")
         and the rules and  regulations  of the SEC  promulgated
         thereunder  and other federal,  state and local laws,  rules and  regulations  applicable to such SEC Documents,  and none of the SEC Documents  contains any untrue  statement of
         material fact or omitted to state a material fact required to be stated in order to make the  statements  therein, in light of the  circumstances  under which they were made,  not
         misleading.  The SEC  Documents contain all material
         information  concerning the Company,  and no events or
         circumstances  have occurred  since  September  30,  1998
         which would require the Company to disclose such event or circumstance in a filing under the Exchange Act. The Company shall keep its filings, reporting requirements and disclosure statements with the SEC current as of the date thereof submitted to the SEC and shall submit and file such on a timely basis as required by the Exchange Act and the rules and regulations promulgated thereunder.

     g)  Independent Auditors.  The Company shall, until at least three
         (3) years after the Closing Date, maintain as its independent auditors an accounting firm authorized to practice before the SEC.

     h) Asset Transfers. The Company shall not transfer, sell, convey, use as collateral or otherwise dispose of any of its material assets to any Subsidiary or affiliate except for a cash or cash equivalent consideration, subject to Section 4(d) of the Note, and for a proper business purpose, while any of the Notes are outstanding, without written consent from the Lender.

     i) Right of First Offer. The Company agrees that, during the period beginning on the date hereof and terminating on the second anniversary of the date of the Closing, the Company will not, without the prior written consent of the Lender issue or sell, or agree to issue or sell any equity or debt securities of the Company or any of its subsidiaries
         (or any security  convertible into or
         exercisable or exchangeable, directly or indirectly, for equity or debt securities of the Company or any of its subsidiaries) ("Future Offerings") unless the Company shall have first delivered to the Lender at least ten (10) trading days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof, and providing the Lender and its affiliates an option during the five (5) trading day period following delivery of such notice to purchase up to the full amount of the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering. The Lender shall notify the Company, in writing, prior to the end of such ten- (10) trading day period if it desires to participate in the Future Offering. This right of first offer shall not apply to:
                    (i) shares of Common Stock  issuable  upon exercise of
                  options granted  under the  Company's  option plans;
                    (ii) exercise of certain outstanding warrants to purchase 261,000 shares of Common Stock;
                    (iii) exercise of certain contingent (but not yet outstanding) warrants to purchase up to 120,000 shares of Common Stock;
                    (iv) 5,000  shares of Common Stock reserved for issuance
                  under the Company's  Employee Stock Grant Program;
                    (v) shares
                  of Common Stock issuable upon conversion of the Company's Series A Convertible Preferred Stock;
                    (vi) shares issued as a dividend or upon any  subdivision
                  or  combination of stock;  (vii) shares
                  issuable or issued in an  underwritten  public  offering;
                    (viii)  shares  issuable in connection
                  with a debt  financing to refinance  existing  term loans;
                    (ix) shares  issuable in an equipment
                  financing; and (x) shares issued in a joint venture or other strategic investment.

     j) Expenses. The Company shall pay all costs and expenses that it incurs, with respect to the negotiation, execution, delivery and performance of this Agreement. In addition, at the Closing the Company shall pay Talisman Capital Opportunity Inc. ("Talisman") an amount not to exceed Fifty Thousand US Dollars (US$50,000) for fees relating to accounting and legal expenses incurred by Talisman during the structure, negotiation, due diligence and legal issues herewith.

     k) Payment of Taxes and Other Claims. The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent,
                    (i) in all material taxes, assessments and governmental
                  charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon it or any of its Subsidiaries or properties of it or any of its Subsidiaries and
                    (ii) all lawful  claims for labor,  materials,  and supplies that, if unpaid, might by law become a Lien upon the property of it or any of its Subsidiaries; provided, however, that the Company shall not be required to pay or discharge any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in
                  good faith by appropriate   proceedings  properly  instituted
                  and diligently conducted for which adequate reserves, to the extent required under GAAP, have been taken.

     l) Compliance Certificate; Notice of Default. The Company shall deliver to the Lender, within 90 days after the end of the Company's fiscal year, an Officer's Certificate stating that a review of its activities and the activities of its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing officers with a view to determining whether each of the Company and its Subsidiary has kept, observed, performed and fulfilled its obligations under this agreement.

     m) Compliance with Laws. The Company shall comply, and shall cause each of its Subsidiaries to comply, with all applicable statutes, rules, regulations, orders and restrictions of the United States of America, all states and municipalities thereof, and of any instrumentality of the foregoing, in respect of the conduct of their respective businesses and the ownership of their respective properties, except for noncompliances which are not individually or in the aggregate reasonably likely to have a material adverse effect on the financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.

     n) Waiver of Stay, Extension of Usury Laws. The Company covenants that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on or penalties of the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance if this Note;
         and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Lender, but will permit the execution of every such power as though no such law had been enacted.

     o) Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries. The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or permit to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to (a) pay dividend or make any other distributions on or in respect of its Capital Stock; or (b) make loans or advances or to pay any Indebtedness or other obligation owed to the Company or any Subsidiary.

     p) Change of Control. Upon the occurrence of a Change of Control, the Company shall make an offer to purchase the outstanding
         Note at a purchase price equal to the greater of: (i) 150% of the principal amount thereof plus accrued and unpaid interest and penalties thereon to the date of purchase; or (ii) the Intrinsic Value of the Note, as defined in Section 6(c) of the Note, on the date the change of control occurs. Change of Control shall be defined as: (i) a purchase of a majority of the Company's Common Stock; (ii) a merger of the Company with another entity which results in shareholders of the Company owning less . than 50.01% of the New Company; (iii) the removal or replacement of a majority the members of the Board of Directors at the time of Closing of the transaction contemplated herein; (iv) the sale of all or substantially all of the Company's assets to another entity.

     q) Seniority. The Note shall be shall be subordinated to the extent specified in Exhibit 1 attached to the Note and incorporated therein, and entitled to the benefits provided herein and therein. Simultaneously with, or subsequent to, the creation of the Company's obligation under this Note, the Company shall not incur any future indebtedness which specifically ranks senior or pari passu to the Note without the express written consent of the Lender.

  3.2 Representations and Warranties of the Lenders. The Lender represents and warrants that as of the date of the execution of this Agreement:

     a) Existence. The Lender is a corporation duly organized and in good standing under the laws of the British Virgin Islands and is duly qualified to do business and is in good standing in all states where such qualification is necessary, except for those jurisdictions in which the failure to qualify would not, in the aggregate, have a material adverse effect on the Lender's financial condition, results of operations or business.

     b) Authority. The execution and delivery by the Lender of this Agreement and the Notes (i) are within the Lender's corporate powers; (ii) are duly authorized by the Lender; (iii) are not in contravention of the terms of the Lender's organizational documents; (iv) are not in contravention of any material law or laws applicable to the Lender's business; and (v) do not contravene any material contractual or governmental restriction binding upon the Lender.


     c) Binding Effect. This Agreement and Notes have been duly authorized, executed and delivered by the Lender and constitute the valid and legally binding obligation of the Lender, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     d) No Brokers or Finders. Neither the Lender nor any of its respective Affiliates has entered or will enter into any agreement pursuant to which the Lender or the Company will be liable, as a result of the transactions contemplated by this Agreement for any claim of any person for any commission, fee or other compensation as finder or broker and the Lender agrees to indemnify the Company for any liability resulting from any such agreement.

     e)  Investment Representations.

          (i) The Lender has received and reviewed the Company's disclosure documents and the Lender or the Lender's designated representatives have concluded a satisfactory due diligence investigation of the Company and have had an opportunity to have all their questions regarding the Company satisfactorily answered.

          (ii) The Lender (or its members and/or officers) have previously invested in unregistered securities and have sufficient financial and investing expertise to evaluate and understand the risks of the Notes and the Shares.

          (iii) The Lender has received financial information and general business information from the Company, and is relying on, representations (except as set forth in the Agreement) and projections with respect to the Company's business and prospects.

          (iv) The Lender is an "accredited investor" within the meaning of Regulation D under the Securities Act.

          (v) The Lender is acquiring the Notes and the Shares for investment purposes only, without intent to distribute the same, and acknowledges that the Notes and the Shares have not been registered under the Securities Act and applicable state securities laws, and accordingly, constitute "restricted securities" for purposes of the Securities Act and such state securities laws.

          (vi) The Lender acknowledges that it will not be able to transfer the Notes and Shares except upon compliance with the registration requirements of the Securities Act and applicable state securities laws or exemptions therefrom.

          (vii) The certificates and/or instruments evidencing the Notes will contain a legend to the foregoing effect.

         (viii) The Lender has no intention to engage in, or has any agreement to engage in or enter into and will not enter into, any put option, short position, or other similar position with respect to the Notes or the Shares, nor shall Lender lend the Notes or the Shares to any person, whether or not an affiliate, so as to enable or assist such person to enter into, any put option, short position, or other similar position with respect to the Notes or the Shares, except that margin accounts used by the Lender to hold the Notes or Shares shall not be deemed to be a lending of the Notes or a shorting of the Shares.


4.  MISCELLANEOUS.

     4.1 Confidentiality.

         a) The Lender agrees to keep confidential any and all non-public information delivered or made available to the Lender by the Company except for disclosures, as necessary, made by the Lender to the Lender's officers, directors, employees, agents, counsel and accountants each of whom shall be notified by the Lender of this confidentiality covenant and for whom the Lender shall be liable in the event of any breach of this covenant by any such individual or individuals; provided, however, that nothing herein shall prevent the Lender from disclosing such information (a) upon the order of any court or administrative agency, (b) upon the request or demand of any regulatory agency or authority having jurisdiction over the Lender, (c) which has been publicly disclosed or (d) to any of its members provided that any such members agree in writing (with a copy provided to the Company) to be bound by confidentiality provision in form and substance substantially as are contained herein. In the event of a mandatory disclosure as described in clause
                  (a) and/or (b) of the preceding sentence, the Lender shall promptly notify the Company in writing of any applicable order, request or demand for such information, cooperate with the Company if and to the extent that the Company elects to seek an appropriate protective order or other relief from such order, request, or demand, and disclose only the minimal amount of information ultimately required to be disclosed. The Lender shall not use for its own benefit, nor permit any other person to use for such person's benefit, any of the Company's non-public information including, without limitation, in connection with the purchase and/or sale of the Company's securities.

       (b) The Company shall in no event disclose non-public information to the Lender, advisors to or representatives of the Lender unless prior to disclosure of such information the Company marks such information as "Non-Public Information - Confidential" and provides the Lender, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Lender's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Lender.

       (c) Nothing herein shall require the Company to disclose non-public information to the Lender or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any Lenders who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as herein above provided, immediately notify the advisors and representatives of the Lender and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such person or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Nothing herein shall be construed to mean that such persons or entities other than the Lender without the written consent of the Lender prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence 3 by such persons or entities, that a Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

4.2 Costs and Expenses. The Company shall bear its own costs and expenses in connection with the preparation, execution and delivery of this Agreement. The Company shall reimburse the Lender, pursuant to Sections 2.1(h) and Section 3.1(j) for its expenses in connection with this transaction in an amount not to exceed $50,000.

4.3 Registration Rights. Promptly, but no later than 45 days from the closing date, the Issuer shall file an S-3 registration statement, or other form as such may be available to the Issuer, with the United States Securities & Exchange Commission ("SEC") and use its best efforts to ensure that such registration statement is declared effective within 120 days, subject to customary review by the SEC. In the event that the registration statement is not declared effective within 120 days, then the Issuer shall pay to the purchasers a cash amount equal to 3% per month of the face amount of the Notes outstanding as liquidated damages, and not as a penalty; provided, however, that such liquidated damages shall not accrue or be payable if, and only if, the delay is due to either: 1) the Company has made reasonable efforts to comply with "Plain English" comments from the SEC and the SEC has not yet declared the registration statement effective or 2) the Registration Statement has not been declared effective due to the purchaser's failure to provide the Issuer with any information necessary to complete the Registration Statement. Such liquidated damage payment to be made to the Holder on the last business day of each month. The Issuer shall keep the registration statement "Evergreen" for the life of the Notes.

4.4 Assignability; Successors. The provisions of the Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties hereto; provided, however, that neither this Agreement nor any of the rights or obligations hereunder may be assigned by a party to this Agreement without the written consent of the other party, the approval of which may not be unreasonably withheld; provided further, however, that any transferee of the Notes must agree to be bound in writing by the provisions of this Agreement.

4.5 Survival. All agreements, covenants, representations and warranties made by the Company or by the Lender herein shall survive the execution and delivery of this Agreement for the life of the Notes or until the Notes are fully converted or fully redeemed.

4.6 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAWS.

4.7 Counterparts; Headings. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. The descriptive headings in this Agreement are inserted for convenience of reference only and shall not affect the construction of this Agreement.

4.8 Entire Agreement, Amendments. This Agreement and the Exhibits hereto contain the entire understanding of the parties with respect to the subject matter hereof, and supersede all other representations and understandings, oral or written, with respect to the subject matter hereof. No amendment, modification, alteration, or waiver of the terms of this Agreement or consent required under the terms of this Agreement shall be effective unless made in a writing, which makes specific reference to this Agreement and which has been signed by the Company and each Lender. Any such amendment, modification, alteration, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

4.9 Notices. All communications or notices required or permitted by this Agreement shall be in writing and shall be deemed to have been given or made when delivered in hand, deposited in the mail, or sent by facsimile, with confirmation (if sent by facsimile on a non-business day, receipt shall be deemed to have occurred on the next succeeding business day). Communications or notices shall be delivered personally or by certified or registered mail, postage, or by facsimile and addressed as follows, unless and until either of such parties notifies the other in accordance with this Section of a change of address:

        if to the Company:    Alyn  Corporation,  Attn: Mr. Richard  Little,
                              16761 Hale Avenue,  Irvine,  CA 92606,
                              (Tel) 949.225.7360, (Fax) 949.475.2359,
                              (Email) rlittle@alyn.com, or

        if to the Lenders:    Talisman Capital Opportunity Fund Ltd.,
                              Attn:  Geoffrey Tirman,  16101 LaGrande Drive,
                              Suite  100,  Little  Rock,  AR  72223,
                              (Tel)   501.821.6800, (Fax) 501.821.6888,
                              (Email) gtirman@talismancap.com

4.10 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.


        IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.


                                            ALYN CORPORATION

         By:__________________________________________
                                 Its:__________________________________________
                                 Date: ________________________________________


                     TALISMAN CAPITAL OPPORTUNITY FUND LTD.

                                 By:__________________________________________
                                 Its:__________________________________________
                                 Date: ________________________________________

Exhibit 10.3


           EXCHANGEABLE PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

                                     Between

                                Alyn Corporation

                                       and

                         the Investors signatory hereto

         EXCHANGEABLE PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT dated as of March 15, 1999 (the "Agreement"), between the investors signatory hereto (each an "Investor" and together the "Investors") and Alyn Corporation, a Delaware corporation (the "Company").

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investors, and the Investors shall purchase, (i) $1,500,000 liquidation preference of Exchangeable Preferred Shares (as defined below) and (ii) Warrants (as defined below) to purchase up to 65,000 shares of the Common Stock (as defined below).

         WHEREAS, such investments will be made in reliance upon the provisions of Section 4(2) ("Section 4(2)") of the United States Securities Act and Regulation D ("Regulation D") and the other rules and regulations promulgated thereunder (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in securities to be made hereunder.

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE 1

                               Certain Definitions

Section 1.1 "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.


Section 1.2 "Capital Shares Equivalents" shall mean any securities, rights, or obligations that are convertible into or exchangeable for or give any right to subscribe for any Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase Capital Shares or any such convertible or exchangeable securities.


Section 1.3 "Certificate of Designations" shall mean the Certificate of Designations in the form of Exhibit A hereto.

Section 1.4 "Closing" shall mean the closing of the purchase and sale of the Exchangeable Preferred Shares and the Warrants pursuant to Article II.

Section 1.5 "Closing Date"shall mean the date on which all conditions to the Closing have been satisfied and the Closing shall have occurred.

Section 1.6 "Common Stock" shall mean the Company's common stock, $0.001 par value per share.

Section 1.7 "Exchange Shares" shall mean the shares of Common Stock issuable upon conversion of the Exchangeable Preferred Shares and any shares of Common Stock issued as dividends upon the Exchangeable Preferred Shares.

Section 1.8  "Exchangeable   Preferred   Shares"  shall  mean  the  $1,500,000
liquidation preference amount of Series B Exchangeable Preferred Stock (1,500 shares), as described in the Certificate of Designations, which will be issued to the Investors pursuant to this Agreement.

Section 1.9 "Damages" shall mean any loss, claim, damage, judgment, penalty, deficiency, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and reasonable costs and expenses of expert witnesses and investigation).

Section 1.10 "Effective Date" shall mean the date on which the SEC first declares effective the Registration Statement registering the resale of the Registrable Securities as set forth in the Registration Rights Agreement.


Section 1.11 "Escrow Agent" shall have the meaning set forth in the Escrow Agreement.


Section 1.12 "Escrow Agreement" shall mean the Escrow Agreement in substantially the form of Exhibit D hereto executed and delivered contemporaneously with this Agreement.

Section 1.13 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Section 1.14  "Legend" shall mean the legend set forth in Section 9.1.

Section 1.15 "Market Price" on any given date shall mean the average closing bid price on the Principal Market (as reported by Bloomberg L.P.) of the Common Stock on any two (2) consecutive Trading Days selected by the Investor during the twenty (20) Trading Day period ending on the Trading Day immediately prior to the date for which the Market Price is to be determined.

Section 1.16 "Material Adverse Effect" shall mean any effect on the business, operations, properties, prospects, or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Certificate of Designations or the Warrant in any material respect.

Section 1.17 "Outstanding" when used with reference to shares of Common Stock or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

Section 1.18 "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

Section 1.19 "Principal Market" shall mean the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market, or the Nasdaq Small-Cap
Market, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

Section 1.20 "Purchase Price" shall mean one thousand dollars ($1,000) per Exchangeable Preferred Share.

Section 1.21 "Registrable Securities" shall mean the Exchange Shares issuable upon exchange of or as dividends on the Exchangeable Preferred Shares and the Warrant Shares until (i) a Registration Statement has been declared effective by the SEC, and all Exchange Shares and Warrant Shares have been disposed of pursuant to such Registration Statement, (ii) all Exchange Shares and Warrant Shares have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) all Exchange Shares and Warrant Shares have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (iv) such time as, in the opinion of counsel to the Company, all Exchange Shares and Warrant Shares may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

Section 1.22 "Registration Rights Agreement" shall mean the agreement regarding the filing of the Registration Statements for the resale of the Registrable Securities, entered into between the Company and the Investor as of the Closing Date in the form annexed hereto as Exhibit C.

Section 1.23 "Registration Statement" shall mean a registration statement on Form S-3 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement, the Registration Rights Agreement and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investors of the Registrable Securities under the Securities Act.

Section 1.24 "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

Section 1.25  "SEC" shall mean the Securities and Exchange Commission.

Section 1.26 "Section 4(2)"shall have the meaning set forth in the recitals of this Agreement.

Section 1.27 "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

Section 1.28 "SEC Documents" shall mean the Company's Annual Report on Form 10-K/A-1 for the fiscal year ended December 31, 1997 and each report, proxy statement or registration statement filed by the Company with the SEC pursuant to the Exchange Act or the Securities Act since the filing of such Annual Report through the date hereof.

Section 1.29  "Shares" shall have the meaning set forth in Section 1.17.

Section 1.30 "Trading Day" shall mean any day during which the Principal Market at such day shall be open for business.

Section 1.31 "Warrants" shall mean the warrants to purchase in the aggregate 65,000 shares of Common Stock substantially in the form of Exhibit B to be issued to the Investors hereunder.

Section 1.32 "Warrant Shares" shall mean all shares of Common Stock or other securities issued or issuable pursuant to exercise of the Warrants.

                                   ARTICLE II

         Purchase and Sale of Exchangeable Preferred Shares and Warrants

Section 2.1.      Investment.

 (a) Upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Investors, severally and not jointly, agree to purchase in the aggregate $1,500,000 liquidation preference of the Exchangeable Preferred Shares and the Warrants, as set forth on the signature pages hereto, at the Purchase Price on the Closing Date as follows:

     (i) Upon execution and delivery of this Agreement, each Investor shall deliver to the Escrow Agent immediately available funds in the amount of the Purchase Price, and the Company shall deliver the Exchangeable Preferred Shares to be issued at such Closing and the Warrants to the Escrow Agent, in each case to be held by the Escrow Agent pursuant to the Escrow Agreement.

     (ii) Upon satisfaction of the conditions set forth in Section 2.1(b), the Closing shall occur at the offices of the Escrow Agent at which the Escrow Agent (x) shall release the Exchangeable Preferred Shares and the Warrants to the Investors and (y) shall release the Purchase Price (after all fees have been paid as set forth in the Escrow
           Agreement) to the Company, pursuant to the terms of the Escrow Agreement.

 (b) The Closing is subject to the satisfaction of the following conditions:

     (i) acceptance and execution by the Company and by the Investors, of this Agreement and all Exhibits hereto;

     (ii) delivery into escrow by the Investors of immediately available funds in the amount of the Purchase Price of the Exchangeable Preferred Shares and the Warrants, as more fully set forth in the Escrow Agreement;

     (iii) all representations and warranties of each Investor contained herein shall remain true and correct as of the Closing Date (as a condition to the Company's obligations);

     iv) all representations and warranties of the Company contained herein shall remain true and correct as of the Closing Date (as a condition to the Investors' obligations);

     (v) the Company shall have obtained all permits and qualifications required by any state for the offer and sale of the Exchangeable Preferred Shares and Warrant, or shall have the availability of exemptions therefrom;

     (vi) the sale and issuance of the Exchangeable Preferred Shares and the Warrants hereunder, and the proposed issuance by the Company to the Investors of the Common Stock underlying the Exchangeable Preferred Shares and the Warrants upon the conversion or exercise thereof shall be legally permitted by all laws and regulations to which any of the Investors and the Company are subject and there shall be no ruling, judgment or writ of any court prohibiting the transactions contemplated by this Agreement;

     (vii) delivery of the original fully executed Exchangeable Preferred Shares and Warrants certificates to the Escrow Agent;

     (viii) delivery to the Escrow Agent of an opinion of Brobeck, Phleger & Harrison LLP, counsel to the Company, in the form of Exhibit E hereto;

     (ix) delivery to the Escrow Agent of the Irrevocable Instructions to Transfer Agent in the form attached hereto as Exhibit F;

     (x)   delivery to the Escrow Agent of the Registration Rights Agreement;
           and

     (xi) delivery to the Escrow Agent of evidence reasonably satisfactory to the Investors that the requisite majority of the holders of the Company's Series A Exchangeable Preferred Stock have duly and validly waived all pre-emptive or first refusal rights and dilution protections available to them pursuant to the Certificate of Designation creating such series of Capital Shares.

Section 2.2. Liquidated Damages. The parties hereto acknowledge and agree that the sum payable pursuant to the Registration Rights Agreement shall constitute liquidated damages and not penalties. The parties further acknowledge that (a) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (b) the amounts specified in such Sections bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investor in connection with the failure by the Company to timely cause the registration of the Registrable Securities and (c) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.


                                   ARTICLE III

                   Representations and Warranties of Investors

Each Investor, severally and not jointly, represents and warrants to the Company that:

Section 3.1 Intent. The Investor is entering into this Agreement for its own account and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Exchangeable Preferred Shares, the Warrants, any Exchange Shares or Warrant Shares to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold such securities for any minimum or other specific term and reserves the right to dispose of the Exchange Shares and Warrant Shares at any time in accordance with federal and state securities laws applicable to such disposition.

Section 3.2. Sophisticated Investor. The Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Exchangeable Preferred Shares, the Warrants and the underlying Common Stock. The Investor acknowledges that an investment in the Exchangeable Preferred Shares, the Warrant and the underlying Common Stock is speculative and involves a high degree of risk.

Section 3.3. Authority. This Agreement and each agreement attached as an Exhibit hereto which is required to be executed by Investor has been duly authorized and validly executed and delivered by the Investor and is a valid and binding agreement of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

Section 3.4. Not an Affiliate. The Investor is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

Section 3.5. Absence of Conflicts. The execution and delivery of this Agreement and the agreements the forms of which are attached as Exhibits hereto and executed in connection herewith, and the consummation of the transactions contemplated hereby and thereby, and compliance with the requirements hereof and thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investor or (a) violate any provision of any indenture, instrument or agreement to which Investor is a party or is subject, or by which Investor or any of its assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investor to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Investor is subject or to which any of its assets, operations or management may be subject.

Section 3.6. Disclosure; Access to Information. The Investor has received all documents, records, books and other publicly available information pertaining to Investor's investment in the Company that have been requested by the Investor. The Company is subject to the periodic reporting requirements of the Exchange Act, and the Investor has reviewed all SEC Documents.

Section 3.7. Manner of Sale. The Investor understands that the Exchangeable Preferred Shares, the Warrants and the underlying Common Stock it is purchasing are "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations such securities may not be resold without registration under the Securities Act except in certain limited circumstances. At no time was Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

                                   ARTICLE IV

                  Representations and Warranties of the Company

The Company represents and warrants to the Investors that:

Section 4.1. Organization of the Company. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Delaware and has all requisite corporate authority to own its properties and to carry on its business as now being conducted. The Company does not have any subsidiaries and does not own more that fifty percent (50%) of or control any other business entity except as set forth in the SEC Documents. The Company is duly qualified and is in good standing as a foreign corporation to do business in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

Section 4.2. Authority. The Company has the requisite corporate power and corporate authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Escrow Agreement, and the Warrants and to issue the Exchangeable Preferred Shares at the Closing, the Exchange Shares, the Warrants and the Warrant Shares pursuant to their respective terms, (ii) the execution, issuance and delivery of this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Exchangeable Preferred Shares and the Warrants by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders (other than pursuant to NASD Rule 4460) is required, and (iii) this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Exchangeable Preferred Shares and the Warrants have been duly executed and delivered by the Company and at each Closing shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. The Company has duly and validly authorized and reserved for issuance shares of Common Stock sufficient in number for the exchange of the Exchangeable Preferred Shares which may be issued pursuant to this Agreement and for the exercise of the Warrants. The Company understands and acknowledges the potentially dilutive effect to the Common Stock of the issuance of the Exchange Shares. The Company further acknowledges that its obligation to issue Exchange Shares upon exchange of the Exchangeable Preferred Shares and Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Exchangeable Preferred Shares is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company and notwithstanding the commencement of any case under 11 U.S.C. ss. 101 et seq. (the "Bankruptcy Code"). The Company shall not seek judicial relief from its obligations hereunder except pursuant to the Bankruptcy Code. In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. ss. 362 in respect of the exchange of the Exchangeable Preferred Shares and the exercise of the Warrant. The Company agrees, without cost or expense to the Investors, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. ss. 362.

Section 4.3. Capitalization .The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, $0.001 par value per share, of which 11,107,878 shares are issued and outstanding as of December 31, 1998 and 5,000,000 shares of preferred stock, par value $0.01 per share, of which 375,000 have been designated as Series A Convertible Preferred Stock, all of which are issued and outstanding, and 1,500 have been designated as Series B Exchangeable Preferred Stock, no shares of which are issued and outstanding. Except for (i) 1,000,000 shares of Common Stock reserved for issuance under the Company's 1996 Stock Incentive Plan and 750,000 shares of Common Stock reserved for issuance under the Company's 1999 Stock Incentive Plan; (ii) 5,000 shares of Common Stock reserved for issuance under the Company's Employee Stock Grant Program; (iii) 261,000 shares of Common Stock reserved for issuance upon exercise of certain outstanding warrants; (iv) 120,000 shares of Common Stock reserved for issuance upon exercise of certain contingent (but not yet outstanding) warrants; (v) shares of Common Stock reserved for issuance upon conversion of the Company's Series A Convertible Preferred Stock; and (vi) shares of Common Stock reserved for issuance upon exchange of the Company's 6.00% Senior Exchangeable Promissory Notes due March 10, 2002 (the "Exchangeable Notes"), there are no Capital Shares Equivalents. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

Section 4.4. Common Stock. The Company has registered its Common Stock pursuant to Section 12(b) or (g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and the Company is in compliance with all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is currently listed or quoted on the Principal Market. As of the date hereof, the Principal Market is the Nasdaq National Market and the Company has not received any notice regarding, and to its knowledge there is no threat, of the termination or discontinuance of the eligibility of the Common Stock for such listing.

Section 4.5. SEC Documents. The Company has made available to the Investors true and complete copies of the SEC Documents. The Company has not provided to the Investors any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto at the time of such inclusion. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments). Except for the Exchangeable Notes, neither the Company nor any of its subsidiaries has any material indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved against or otherwise described in the financial statements or in the notes thereto in accordance with GAAP, which was not fully reflected in, reserved against or otherwise described in the financial statements or the notes thereto included in the SEC Documents or was not incurred in the ordinary course of business consistent with the Company's past practices since the last date of such financial statements.

Section 4.6. Exemption from Registration; Valid Issuances. Subject to the accuracy of the Investor's representations in Article III, the sale of the Exchangeable Preferred Shares, the Exchange Shares, the Warrants and the Warrant Shares will not require registration under the Securities Act and/or any applicable state securities law. When issued and paid for in accordance with the Warrants and validly converted in accordance with the terms of the Exchangeable Preferred Shares, the Exchange Shares and the Warrant Shares will be duly and validly issued, fully paid, and non-assessable. Neither the sales of the Exchangeable Preferred Shares, the Exchange Shares, the Warrants or the Warrant Shares pursuant to, nor the Company's performance of its obligations under, this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Exchangeable Preferred Shares, or the Warrants will (i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon the Exchangeable Preferred Shares, the Exchange Shares, the Warrants or the Warrant Shares or, except as contemplated herein, any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe to or acquire the Capital Shares or other securities of the Company or to modify the conversion price of the Series A Convertible Preferred Stock. Ownership of the Exchangeable Preferred Shares, the Exchange Shares, the Warrants and the Warrant Shares shall not subject the Investors to personal liability to the Company or its creditors by reason of the possession thereof.

Section  4.7. No  General   Solicitation  or  Advertising  in  Regard  to  this
Transaction. Neither the Company nor any of its affiliates nor, to the Company's knowledge, any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Exchangeable Preferred Shares, the Exchange Shares, the Warrants or the Warrant Shares, or
(ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Exchangeable Preferred Shares, the Exchange Shares, the Warrants or the Warrant Shares under the Securities Act; provided, that the Company makes no representation or warranty with respect to the Investors, Trinity Capital Advisors, Inc. or any other institutional investors with whom the Company has had discussions prior to the date of this Agreement.

Section 4.8. Corporate Documents. The Company has made available to the Investors true and correct copies of the Company's Certificate of Incorporation, as amended and in effect on the date hereof (the "Certificate"), and the Company's By-Laws, as amended and in effect on the date hereof (the "By-Laws").

Section 4.9. No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Exchangeable Preferred Shares, the Exchange Shares, the Warrants and the Warrant Shares, do not and will not (i) result in a violation of the Company's Certificate or By-Laws or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument, or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any material property or asset of the Company is bound or affected, nor is the Company otherwise in violation of, conflict with or default under any of the foregoing (except in each case for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not have, individually or in the aggregate, a Material Adverse Effect). The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Exchangeable Preferred Shares or the Warrants in accordance with the terms hereof (other than filing of the Certificate of Designations prior to the initial Closing, any SEC, Nasdaq or state securities filings that may be required to be made by the Company subsequent to any Closing, any registration statement that may be filed pursuant hereto, and any shareholder approval required by the rules applicable to companies whose common stock trades on the Nasdaq Stock Market); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investors herein. Solely as to the transactions contemplated by this Agreement, the required majority of the holders of the Series A Convertible Preferred Stock have duly and validly waived their rights under Section 4(6), 5(D) and 6 of the Certificate of Designation creating the Series A Convertible Preferred Stock.

Section 4.10. No Material Adverse Change. Since September 30, 1998, no Material Adverse Effect has occurred or exists with respect to the Company, except as disclosed in the SEC Documents.

Section 4.11. No Undisclosed Events or Circumstances. Since September 30, 1998, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

Section 4.12. No Integrated Offering. Other than pursuant to an effective registration statement under the Securities Act, or pursuant to the issuance or exercise of employee stock options, or pursuant to that certain Series A Convertible Preferred Stock Purchase Agreement dated as of December 31, 1998, or pursuant to that certain Loan Agreement dated March 10, 1999, or pursuant to its discussions with the Investors, Trinity Capital Advisors, Inc. and other potential institutional investors in the Company in connection with the transactions contemplated hereby, the Company has not issued, offered or sold the Exchangeable Preferred Shares, the Warrants or any shares of Common Stock (including for this purpose any securities of the same or a similar class as the Exchangeable Preferred Shares, the Warrants or Common Stock, or any securities convertible into a exchangeable or exercisable for the Exchangeable Preferred Shares or Common Stock or any such other securities) within the six-month period preceding the date hereof, and the Company shall not permit any of its directors, officers or Affiliates directly or indirectly to take, any action (including, without limitation, any offering or sale to any person or entity of the Exchangeable Preferred, Warrants or shares of Common Stock), so as to make unavailable the exemption from Securities Act registration being relied upon by the Company for the offer and sale to Investor of the Exchangeable Preferred Shares (and the Exchange Shares) or the Warrants (and the Warrant Shares) as contemplated by this Agreement.

Section 4.13. Litigation and Other Proceedings. Except as disclosed in the SEC Documents, there are no lawsuits or proceedings pending or, to the knowledge of the Company, threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which could reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which could result in a Material Adverse Effect.

Section 4.14. No Misleading or Untrue Communication. The Company and, to the knowledge of the Company, any officer or director of the Company, have not made, at any time, any oral communication in connection with the offer or sale of the Exchangeable Preferred Shares and the Warrants which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

Section 4.15. Material Non-Public Information. The Company has not disclosed to the Investors any material non-public information that (i) if disclosed, would, or could reasonably be expected to have, a material effect on the price of the Common Stock or (ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

Section 4.16. Insurance. The Company maintains property and casualty, general liability, workers' compensation, environmental hazard, personal injury and other similar types of insurance with financially sound and reputable insurers that is adequate, consistent with industry standards and the Company's historical claims experience. The Company has not received notice from, and has no knowledge of any threat by, any insurer (that has issued any insurance policy to the Company) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force.

Section 4.17.  Tax Matters.

 (a) The Company has filed all Tax Returns which it is required to file under applicable laws; all such Tax Returns are true and accurate in all material respects and have been prepared in compliance with all applicable laws; the Company has paid all Taxes due and owing by it (whether or not such Taxes are required to be shown on a Tax Return) and have withheld and paid over to the appropriate taxing authorities all Taxes which it is required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third parties; and since December 31, 1997, the charges, accruals and reserves for Taxes with respect to the Company (including any provisions for deferred income taxes) reflected on the books of the Company are adequate to cover any Tax liabilities of the Company if its current tax year were treated as ending on the date hereof.

 (b) No claim has been made by a taxing authority in a jurisdiction where the Company does not file tax returns that such corporation is or may be subject to taxation by that jurisdiction. There are no foreign, federal, state or local tax audits or administrative or judicial proceedings pending or being conducted with respect to the Company; no information related to Tax matters has been requested by any foreign, federal, state or local taxing authority; and, except as disclosed above, no written notice indicating an intent to open an audit or other review has been received by the Company from any foreign, federal, state or local taxing authority. There are no material unresolved questions or claims concerning the Company's Tax liability. The Company (A) has not executed or entered into a closing agreement pursuant to ss. 7121 of the Internal Revenue Code or any predecessor provision thereof or any similar provision of state, local or foreign law; or (B) has not agreed to or is required to make any adjustments pursuant to ss. 481 (a) of the Internal Revenue Code or any similar provision of state, local or foreign law by reason of a change in accounting method initiated by the Company or any of its subsidiaries or has any knowledge that the IRS has proposed any such adjustment or change in accounting method, or has any application pending with any taxing authority requesting permission for any changes in accounting methods that relate to the business or operations of the Company. The Company has not been a United States real property holding corporation within the meaning of ss. 897(c)(2) of the Internal Revenue Code during the applicable period specified in ss. 897(c)(1)(A)(ii) of the Internal Revenue Code.

 (c) The Company has not made an election under ss. 341(f) of the Internal Revenue Code. The Company is not liable for the Taxes of another person that is not a subsidiary of the Company under (A) Treas. Reg. ss. 1.1502-6 (or comparable provisions of state, local or foreign law), (B) as a transferee or successor, (C) by contract or indemnity or (D) otherwise. The Company is not a party to any tax sharing agreement. The Company has not made any payments, is obligated to make payments or is a party to an agreement that could obligate it to make any payments that would not be deductible under ss. 280G of the Internal Revenue Code.

 (d)     For purposes of this Section 4.17:

                  "IRS" means the United States Internal Revenue Service.

                  "Tax" or "Taxes" means federal, state, county, local, foreign, or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

                  "Tax Return" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

Section 4.18. Property. The Company owns no real property. Except as set forth on Schedule 4.18 hereto, the Company has good and marketable title to all personal property owned by it, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company; and to the Company's knowledge any real property and buildings held under lease by the Company as tenant are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and intended to be made of such property and buildings by the Company.

Section 4.19. Intellectual Property. The Company owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") material to the conduct of its business as now being conducted. To the Company's knowledge, except as disclosed in the SEC Documents the Company is not infringing upon or in conflict with any right of any other person with respect to any Intangibles. Except as disclosed in the SEC Documents, no claims have been asserted by any person to the ownership or use of any Intangibles and the Company has no knowledge of any basis for such claim.

Section 4.20. Internal Controls and Procedures. The Company maintains books and records and internal accounting controls which provide reasonable assurance that
(i) all transactions to which the Company is a party or by which its properties are bound are executed with management's authorization; (ii) the recorded accounting of the Company's assets is compared with existing assets at regular intervals; (iii) access to the Company's assets is permitted only in accordance with management's authorization; and (iv) all transactions to which the Company is a party or by which its properties are bound are recorded as necessary to permit preparation of the financial statements of the Company in accordance with U.S. generally accepted accounting principles.

Section 4.21. Payments and Contributions. Neither the Company nor any of its directors, officers or, to its knowledge, other employees has (i) used any Company funds for any unlawful contribution, endorsement, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment of Company funds to any foreign or domestic government official or employee; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other similar payment to any person with respect to Company matters.

Section 4.22.

No Misrepresentation. No representation or warranty of the Company contained in this Agreement, any schedule, annex or exhibit hereto or any agreement, instrument or certificate furnished by the Company to the Investor pursuant to this Agreement, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                    ARTICLE V

                           Covenants of the Investors

     Each Investor, severally and not jointly, covenants with the Company as follows:

Section 5.1. Compliance with Law. The Investor's and its affiliates' trading activities with respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of the Principal Market on which the Company's Common Stock is listed.

Section 5.2. Short Sales. So long as the Investor holds any Exchangeable Preferred Shares or any part of the Investor's Warrant remains unexercised and unexpired, the Investor and its affiliates shall not engage in any short sales with respect to the Company's Common Stock, provided, that nothing herein shall preclude the Investor from selling any shares which are the subject of an exchange notice or issuable upon any actual exercise of the Warrant.


                                   ARTICLE VI

                            Covenants of the Company

Section 6.1. Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

Section 6.2. Reservation of Common Stock. As of the date hereof and subject to NASD Rule 4460, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to issue the Exchange Shares and the Warrant Shares pursuant to any exchange of the Exchangeable Preferred Shares or exercise of the Warrants; such amount of shares of Common Stock to be reserved shall be calculated based upon a Market Price for the Common Stock under the terms of the Exchangeable Preferred Shares of 60% of the closing bid price for the Common Stock on the Closing Date. The number of shares so reserved from time to time, as theretofore increased or reduced as hereinafter provided, may be reduced by the number of shares actually delivered pursuant to any exchange of the Exchangeable Preferred Shares or exercise of the Warrants and the number of shares so reserved shall be increased or decreased to reflect potential increases or decreases in the Common Stock that the Company may thereafter be obligated to issue by reason of adjustments to the Warrants.

Section 6.3. Listing of Common Stock. The Company hereby agrees to maintain the listing of the Common Stock on a Principal Market, and as soon as reasonably practicable following the Closing (but in any event prior to the effective date of the Registration Statement) to list the Exchange Shares and the Warrant Shares on the Principal Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Principal Market, it will include in such application the Exchange Shares and the Warrant Shares, and will take such other action as is necessary or desirable in the opinion of the Investors to cause the Common Stock to be listed on such other Principal Market as promptly as possible. The Company will take all action to continue the listing and trading of its Common Stock on a Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market and shall provide Investors with copies of any correspondence to or from such Principal Market which questions or threatens delisting of the Common Stock, within three (3) Trading Days of the Company's receipt thereof, until the Investors have disposed of all of their Registrable Securities. In the event that the aggregate number of shares of Common Stock issuable upon exchange of the Exchangeable Preferred Shares could exceed 19.9% of the Company's issued and outstanding Common Stock as of the Closing Date, the Company shall seek stockholder approval of the issuance of Exchange Shares pursuant to NASD Rule 4460, to the extent required, at its next annual meeting of stockholders, which shall be held no later than July 30, 1999, with a recommendation of the Board of Directors of the Company that such proposal be approved.

Section 6.4. Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under Section 12(b) or (g) of the Exchange Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act until the Investor has disposed of all of its Registrable Securities.

Section 6.5. Legends. The certificates evidencing the Registrable Securities shall be free of legends, except as set forth in Article IX.

Section 6.6. Corporate Existence. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

Section 6.7. Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument or by operation of law the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

Section 6.8. Issuance of Exchangeable Preferred Shares and Warrant Shares. The sale of the Exchangeable Preferred Shares and the issuance of the Warrant Shares pursuant to exercise of the Warrant and the Exchange Shares upon exchange of the Exchangeable Preferred Shares shall be made in accordance with the provisions and requirements of Section 4(2) of the Securities Act and any applicable state securities law. The Company shall make all necessary SEC and "blue sky" filings required to be made by the Company in connection with the sale of the Securities to the Investor as required by all applicable Laws, and shall provide a copy thereof to the Investor promptly after such filing.

Section 6.9. Limitation on Future Financing. The Company agrees that it will not enter into any sale of its securities for cash at a discount to Market Price until 90 days after the effective date of the Registration Statement without the Investors' prior written consent, except (x) pursuant to any (i) obligation disclosed in Section 4.3, (ii) presently existing employee benefit plan which plan has been approved by the Company's stockholders, (iii) compensatory plan for a full-time employee or key consultant, or (iv) strategic partnership or other business transaction, the principal purpose of which is not simply to raise money; or (y) if the Market Price of the Common Stock is less than $2.00 for 30 out of 45 consecutive Trading Days, and the Investors, or any of them, do not agree in writing to provide financing to the Company on the same terms offered by a bona fide third party within three (3) Trading Days of notice from the Company setting forth the terms of such proposed financing.

                                   ARTICLE VII

                            Survival; Indemnification

Section 7.1. Survival. The representations, warranties and covenants made by each of the Company and the Investors in this Agreement, the annexes, schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement, shall survive the Closing and the consummation of the transactions contemplated hereby. In the event of a breach or violation of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement or otherwise, whether at law or in equity, irrespective of any investigation made by or on behalf of such party on or prior to the Closing Date.

Section 7.2. Indemnity. The Company hereby agrees to indemnify and hold harmless the Investors, their respective Affiliates and their respective officers, directors, partners and members (collectively, the "Investor Indemnitees"), from and against any and all Damages, and agrees to reimburse the Investor Indemnitees for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of one legal counsel except as otherwise provided in Section
7.3 hereof), in each case promptly as incurred by the Investor Indemnitees and to the extent arising out of or in connection with:

     (i) any misrepresentation, omission of fact or breach of any of the Company's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement;

     (ii)           any  failure  by the  Company  to  perform  in any  material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or


     (iii) any claim or legal action brought against any Investor Indemnitee by a stockholder of the Company in its own right or in the right of the Company, in connection with or as a result of the execution and performance of this Agreement by the Investor Indemnitee; provided, however, that the Company shall not be obligated to indemnify and hold harmless an Investor Indemnitee in respect of any such claim of action brought against an Investor Indemnitee which arises out of the breach of any representation, warranty or covenant of such Investor Indemnitee in this Agreement.

 (b) The Investors, severally and not jointly, hereby agree to indemnify and hold harmless the Company, its Affiliates and their respective officers, directors, partners and members, but not including the Company's stockholders in their capacity as such (collectively, the "Company Indemnitees"), from and against any and all Damages, and agrees to reimburse the Company Indemnitees for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel, except as otherwise provided in Section 7.3 hereof), in each case promptly as incurred by the Company Indemnitees and to the extent arising out of or in connection with:

     (i) any misrepresentation, omission of fact, or breach of any of such Investor's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Investor pursuant to this Agreement; or

     (ii) any failure by such Investor to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement or any instrument, certificate or agreement entered into or delivered by the Investor pursuant to this Agreement.

Section 7.3. Notice. Promptly after receipt by either party hereto seeking indemnification pursuant to Section 7.2 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to Section
7.2 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of one such separate legal counsel for all of the Indemnified Parties if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) such Indemnified Party and the Indemnifying Party reasonably shall have concluded that representation of such Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to such Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to such Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party or any other Indemnified Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If an Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by such Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

Section 7.4. Direct Claims. In the event one party hereunder should have a claim for indemnification that does not involve a claim or demand being asserted by a third party, the Indemnified Party promptly shall deliver notice of such claim to the Indemnifying Party. If the Indemnified Party disputes the claim, such dispute shall be resolved by mutual agreement of the Indemnified Party and the Indemnifying Party or by binding arbitration conducted in accordance with the procedures and rules of the American Arbitration Association as set forth in
Article X. Judgment upon any award rendered by any arbitrators may be entered in any court having competent jurisdiction thereof.

                                  ARTICLE VIII

         Due Diligence Review; Non-Disclosure of Non-Public Information.

Section 8.1. Due Diligence Review. Subject to Section 8.2, the Company shall make available for inspection and review by the Investors, advisors to and representatives of the Investors (who may or may not be affiliated with the Investors and who are reasonably acceptable to the Company), any underwriter participating in any disposition of the Registrable Securities on behalf of the Investors pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, Nasdaq or other filing, all SEC Documents and other filings with the SEC, and all other publicly available corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such publicly available information reasonably requested by the Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

Section 8.2.      Non-Disclosure of Non-Public Information.

 (a) The Company shall not disclose material non-public information to the Investors, advisors to or representatives of the Investor unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. Other than disclosure of any comment letters received from the SEC staff with respect to the Registration Statement, the Company may, as a condition to disclosing any non-public information hereunder, require the Investors' advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investors.

 (b) Nothing herein shall require the Company to disclose material non-public information to the Investors or its advisors or representatives, and the Company represents that it does not disseminate material non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, promptly notify the advisors and representatives of the Investors and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting material non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investors (without the written consent of the Investors prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                   ARTICLE IX

                      Legends; Transfer Agent Instructions

Section  9.1.  Legends  Unless  otherwise   provided  below,   each  certificate
representing Registrable Securities will bear the following legend or equivalent (the "Legend"):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

Section 9.2. Transfer Agent Instructions. Upon the execution and delivery hereof, the Company is issuing to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions in substantially the form of Exhibit F hereto. Such instructions shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be, except as otherwise expressly provided in the Registration Rights Agreement. Any of the notices referred to above in this Section 9.2 may be sent by facsimile to the Company's transfer agent.

Section 9.3. No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in Section 9.1 has been or shall be placed on the share certificates representing the Registrable Securities and no instructions or "stop transfer orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article IX or as provided in Section 5 of the Certificate of Designations.

Section 9.4. Investors' Compliance. Nothing in this Article shall affect in any way the Investors' obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

                                    ARTICLE X

                                  Choice of Law

Section 10.1. Governing Law/Arbitration. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made in New York by persons domiciled in New York City and without regard to its principles of conflicts of laws. Any dispute under this Agreement or any Exhibit attached hereto shall be submitted to arbitration under the American Arbitration Association (the "AAA") in New York City, New York, and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter referred to as the "Board of Arbitration") selected as according to the rules governing the AAA. The Board of Arbitration shall meet on consecutive business days in New York City, New York, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the losing party is required to pay to the other party in respect of a claim filed. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow the laws of the State of New York. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to all parties involved in the dispute. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on the parties to the dispute, and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The Board of Arbitration shall be authorized and is hereby directed to enter a default judgment against any party failing to participate in any proceeding hereunder within the time periods set forth in the AAA rules. The non-prevailing party to any arbitration (as determined by the Board of Arbitration) shall pay the expenses of the prevailing party including reasonable attorney's fees, in connection with such arbitration. Any party shall be entitled to obtain injunctive relief from a court in any case where such relief is available.

                                   ARTICLE XI

                                   Assignment

Section 11.1. Assignment. Neither this Agreement nor any rights of the Investor or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any permitted transferee of any of the Exchangeable Preferred Shares or Warrant purchased or acquired by the Investor hereunder with respect to the Exchangeable Preferred Shares or Warrant held by such person, and (b) upon the prior written consent of the Company, which consent shall not unreasonably be withheld or delayed, the Investor's interest in this Agreement or the Exchangeable Preferred Shares may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate of the Investor) who agrees in writing to make the representations and warranties contained in Article III and who agrees to be bound by this Agreement.

                                   ARTICLE XII

                                     Notices

Section 12.1. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:


If to the Company:                          Alyn Corporation
                                            16761 Hale Avenue
                                            Irvine, California 92606
Attention: Chief Financial Officer
                                            Telephone: (949) 475-1525
                                            Facsimile: (949) 475-1533

With a copy to:                             Brobeck, Phleger & Harrison LLP
(shall not constitute notice)               38 Technology Drive
                                            Irvine, California 92618
                                            Attention: Bruce R. Hallett, Esq.
                                            Telephone: (949) 790-6300
                                            Facsimile: (949) 790-6301

if to the Investor:                  As set forth on the signature pages hereto
with a copy to:                             Joseph A. Smith, Esq.
(shall not constitute notice)               Epstein Becker & Green, P.C.
                                            250 Park Avenue
                                            New York, New York
                                            Telephone: (212) 351-4500
                                            Facsimile: (212) 661-0989

Either party hereto may from time to time change its address or facsimile number for notices under this Section 12.1 by giving written notice of such changed address or facsimile number to the other party hereto as provided in this
Section 12.1.


                                  ARTICLE XIII

                                  Miscellaneous

Section 13.1. Counterparts/ Facsimile/ Amendments. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by all parties.

Section 13.2. Entire Agreement. This Agreement, the agreements attached as Exhibits hereto, which include, but are not limited to the Certificate of Designations, the Warrants, the Escrow Agreement, and the Registration Rights Agreement, set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as is fully set forth herein.

Section 13.3. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

Section 13.4. Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Section 13.5. Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

Section 13.6. Replacement of Certificates. Upon (i) receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Exchangeable Preferred Shares or any Exchange Shares or Warrant or any Warrant Shares and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company (which shall not exceed that required by the Company's transfer agent in the ordinary course) or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

Section 13.7. Fees and Expenses. Each of the Company and the Investor agrees to pay its own expenses incident to the performance of its obligations hereunder, except that the Company shall pay the fees, expenses and disbursements of Investor's counsel in an amount equal to $15,000, including its services as Escrow Agent at the Closing.

Section 13.8. Brokerage. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party except for Trinity Capital Advisors, Inc., whose fee of five percent (5%) of the Purchase Price plus 2,000 shares of Common Stock at the Closing shall be paid by the Company. The Company on the one hand, and the Investors, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                ALYN CORPORATION




                                           By:__________________________________
                                                      Richard Little
                                                   Chief Financial Officer


                                          Investor: Esquire Trade & Finance Inc.

  Amount of initial purchase:  $375,000
  Address: P.O. Box 2154
  6342 Baar
  Switzerland
  Fax: 011-41-41-760-1031                  By:________________________________
                                           Name: Roland Winiger
                                           Authorized Signatory

                                           Investor: Austinvest Anstalt Balzers
  Amount of initial purchase:  $375,000
  Address: Landstrasse 938
  9494 Furstentums
  Balzers
  Liechtenstein
  Fax: 011-431-534-532-895                 By:________________________________
                                           Name: Dr. Walter Grill
                                           Authorized Signatory

                                           Investor: AMRO International, S.A.
  Amount of initial purchase:  $750,000
  Address: c/o Ultra Finanz AG
  Grossmunsterplatz 6
  8022 Zurich
  Switzerland
  Fax: 011-411-262-5515                   By:__________________________________
                                          Name: H. U.Bachofen
                                          Authorized Signatory